                                                                   EXHIBIT 99.10


                               TABLE OF CONTENTS


Letter of Transmittal                                                                1

Petroleum Engineer's Certificate of Qualification                                    6

Parameters used in Property Appraisals                                               7

Classifications of Reserves                                                          8

Definitions                                                                          8

Cash Flow Values Summarized by Reserve Category                                      9

Cash Flow Values Summarized by Field and Reserve Category                           10

Geologist's Location and Description of Properties                                  11

Geological Discussions                                                              14

Geologist's Certificate of Qualification                                            19

Geologist's Declaration of Consent & Confidentiality                                22

Reserve Summaries Total TBX Package Summarized Annually                             23

Bethany, N.E. Field      Planned Development Program, Discussion, Summaries
                         by Reserve Category & Individual Economics                 27

East Texas Field         Summaries by Reserve Category & Individual Economics       48

Mitchell Creek & Talco Fields
                         Discussion, Summaries by Reserve Category
                         & Individual Economics                                     54

Manziel, Quitman & Misc. Wood Co. Fields
                         Discussion, Summaries by Reserve Category
                         & Individual Economics                                     70

Production Graphs

Maps & Plats

                                  July 30, 1999



Mr. Tim Burroughs
TBX Resources, Inc.
12300 Ford Road, Suite 265
Dallas, Texas  75234

                                   Re:     Appraisal of Oil & Gas Properties
                                           Located in East Texas Area

Dear Mr. Burroughs:

         As you requested, we examined all available data on certain oil and gas leases to project and evaluate future reserves associated with those properties as of July 1, 1999. The working interest ownership appraised herein was supplied by your office and varies from lease to lease. This report is an appraisal of proved producing, proved nonproducing and Proved Undeveloped crude oil and natural gas reserves attributable to the subject leases after July 1, 1999.

         Estimated proved and Proved Undeveloped reserves attributable to the working interest ownership appraised herein and the resultant net cash flow values are summarized as follows:

                                                  NET RESERVES                           NET             10% DISC.
RESERVE CATEGORY                        OIL (BBLS)            GAS (MCF)            CASH FLOW             CASH FLOW

Proved Producing                          162,007                     0          $  1,528,257           $   959,182
Proved Nonproducing                       339,011               446,155             3,134,484             1,759,278
Proved Undeveloped                        753,094             4,911,218            13,799,470             5,735,849

       TOTALS                           1,254,112             5,357,373          $ 18,462,211           $ 8,454,309

Mr. Burroughs
TBX Resources, Inc.
July 30, 1999

For the nine leases included in the "Proved Producing Reserves" category, we predict cumulative gross recoverable reserves of 210,270 barrels of crude oil with no appreciable natural gas production or sales. Cumulative net reserves attributable to the appraised interests would be 162,007 barrels of crude oil. Those reserves are expected to generate a future cash flow of $1,528,257 after severance taxes, ad valorem taxes and operating expenses. Present worth of that cash flow, based on a 10% discount factor, would be $959,182. The cumulative cash flow value for each reserve category is also shown discounted at 9%, 12%, 15% and 20% on page 9 titled "Cash Flow Values Summarized by Reserve Category". On page 10, we have summarized these properties by reserve category under the field in which they are producing. This summary also shows gross and net production as well as cumulative net cash flow values and cash flow values discounted at 10%, 9%, 12%, 15% and 20%.

         As you will note on the production graphs, some of the leases in the "Proved Producing" category have been shut-in for several months by operator's choice due to current market conditions. As crude oil prices increase, these leases will be put back on production with little or no investment required to reach and maintain the projected production decline.

         There are 15 leases included in the "Nonproducing Reserves" category. This includes behind pipe reserves and projected reserves attributable to shut-in properties where an investment will be required before they are put back on line. Many of the shut-in wells have been off production for several years. Consequently, we had to make some assumptions as to what would happen in the future. For purposes of this report, we assumed that each well/lease could be returned to production at about the same rate as before it was shut-in, with declines typical of past production. Workover costs were increased according to the length of shut-in time, to account for deterioration and corrosion of downhole equipment. Routine operating costs were increased in proportion to water production, which ranges from 100 barrels to 8,000 barrels per month. We used a fairly liberal estimate of workover costs, so that any funds not spent putting wells back on production would be available to provide disposal facilities for produced water.

          Our study also covers 41 development wells to be drilled in the Bethany, N.E. Field and included in the Bethany, N.E. Unit #3. These reserves are included in the "Proved Undeveloped Reserves" category. All existing wells in the Bethany, N.E. Unit #3 are currently off production and the reserves attributable to those shut-in wells are included in the "Nonproducing Reserves" category.

Mr. Burroughs
TBX Resources, Inc.
July 30, 1999

         As shown on the development map, the Bethany, N.E. Unit #3 is a 2,336-acre block in Panola County, Texas. This unit contains many shut-in wells, all of which are completed in one or more of the Jenkins, Woolworth or Mooringsport oil zones, at depths of approximately 3700-3850 feet. We have not toured the area, but the operator assured us that most of the wells are equipped for production. The wells were drilled in the 1950's and 1960's and produced primary oil until June 1967. The field was then unitized as a waterflood project, but has been described as more of a water disposal project than a waterflood, leading to the conclusion that oil may be trapped between the existing wells. In addition, there are four shallow gas zones - Nacatoch, Blossom, Goodland Lime and Paluxy - that are productive in the area, with some direct producing offsets.

         In order to make an intelligent prediction of future reserves, we divided the Bethany, N.E. Field project into three phases, as shown below:

Phase 1. Reactivation of one existing well and convert a shut-in producer to a disposal well (included as Nonproducing Reserves).

Phase 2. Reactivation of eleven existing wells (included as Nonproducing
         Reserves). Drilling 31 oil and/or gas development wells (included as Proved Undeveloped Reserves).

Phase 3. Drilling of 10 in-field development wells (included as Proved
         Undeveloped Reserves).

              A detailed description of the planned development of the Bethany, N.E. Field, as provided by the operator and geologist, can be found on page 28 of this report. The actual time frame for drilling any of these wells is, of course, not known. We used an estimated timetable for drilling and completion of all wells, but actual timing will undoubtedly be different. We think overall reserves will be approximately as predicted, but we must point out that the gas zones within the subject acreage have not been tested, and available oil reserves are based on the probability of bypassed oil in the waterflood zones.

         Investment and drilling costs for this project will vary widely because of the shut-in status of many wells due to low oil prices and because well range in depth from just over 1000 feet to 5000 feet. Phase 1 investment costs are easily discernible on the Phase 1 summary, page 31. Phase 2 workover costs will range from little more than flipping a switch to clean-out and equipment replacement costing $15,000 or more. For

Mr. Burroughs
TBX Resources, Inc.
July 30, 1999

that phase we used investment costs of $10-15,000 per well. For drilling and completing the Paluxy wells, we used $100,000 per well. We assigned $130,000 per well for the ten development wells, and for the shallow gas wells from 1200 to 2800 feet we used drill-and-complete costs of $85,000 each. Operating costs supplied by the operator were used for producing properties and provided the basis for our cost estimates for wells to be drilled in the future.

              Included on pages 12 through 18 are the lease locations, property descriptions and geological discussions on each of these properties, as provided by the geologist.

              On page 23 you will find the overall summary of Total Reserves and a one line summary showing cumulative values for each reserve category. Following the overall summary on pages 24 through 26 are the individual summaries for each reserve category including a one line summary showing cumulative values by Field designation. Behind the reserve summaries and divided into Field designations, are individual economic analyses for each property, grouped and summarized into reserve categories. Production graphs showing production histories and projected future declines are also included. Behind the production graphs are the location maps and plats.

              Oil volumes shown on the summaries and individual well analyses beginning on page 23 are generally expressed in thousands of barrels (MBBL), where one barrel is equivalent to 42 United States gallons. Gas volumes are expressed in millions of standard cubic feet (MMCF) at 60 degrees Fahrenheit and the contract pressure base. Income on the individual analyses is generally shown as thousands of U.S. dollars (M$).

              The reserves presented in this report are estimates only and should not be construed as being exact quantities. They may or may not be recovered, and if recovered, the revenues therefrom and the costs and expenses associated therewith may be more or less than the estimated amounts. Because of governmental policies, uncertainty of supply and demand, and international politics, actual sales rates and prices actually received for the produced reserves, as well as the cost of recovering those reserves, may vary from the assumptions included in this report. Further, estimates of reserves may increase or decrease as a result of future operational decisions, mechanical problems and/or oil and gas prices.

         All reserve estimates have been performed in accordance with sound engineering principles and generally accepted industry practice. As in all aspects of oil

Mr. Burroughs
TBX Resources, Inc.
July 30, 1999

and gas evaluation, there are uncertainties inherent in the interpretation of engineering data, and all conclusions represent only informed professional judgments. We made no attempt to determine a risk factor for the various properties, since we have presented herein a wide range of discount factors for the reader's use.

              Ownership title to the properties evaluated herein has not been examined by Harold Neff & Associates, Inc., nor has the actual degree or type of interest owned been independently confirmed. We obtained the data used in our estimates from the operator and from sources providing publicly accessible data, and consider it to be accurate.

              A visual inspection of the properties included herein was not considered necessary for the purpose of this report. No assessment of compliance with environmental regulations or future liability for site remediation was made. Harold Neff and Associates, Inc. is an independent consulting firm and neither it nor any of its principals or employees owns any interest in these properties. Our employment for this evaluation is not contingent on the sale of these properties.

              We trust this is the information you require. Please call us if you have any questions.

                                                  Yours truly,

                                                  HAROLD NEFF & ASSOCIATES, INC.



                                                  Harold O. Neff



                                                  Tom Neff

HON/TN:sf

               CERTIFICATE OF QUALIFICATION AND CONSENT STATEMENT

                         HAROLD NEFF & ASSOCIATES, INC.
                                   REPORT FOR
                              TBX RESOURCES, INC.
                              DATED JULY 30, 1999


1. NAME & ADDRESS                      Harold O. Neff
                                       102 N. College, Suite 300
                                       Tyler, Texas 75702

2. EDUCATION                           B. S. in Mechanical Engineering
                                       Kansas State University, 1949

3. PROFESSIONAL REGISTRATION           Registered Professional Engineer
                                       State of Texas No. 14678
                                       State of Louisiana No. 12954

4. PROFESSIONAL AFFILIATION            Society of Petroleum Engineers
                                       Senior Member

5. PROFESSIONAL EXPERIENCE

   Consulting Petroleum Engineer for more than 40 years. Five years with Speller & Key, Inc.; 20 years as independent consultant; 18 years as President of wholly-owned independent petroleum consulting corporation. Wide range of experience in drilling, completion, production, appraisals, waterflooding, official hearings, etc.

6. The information used in preparing the accompanying report was obtained from the operator, the geologist, the files of the Railroad Commission of Texas and our company files.

7. TBX Resources, Inc. is hereby granted permission to use this report in any lawful manner.

8. Neither Harold Neff & Associates, Inc. nor any of its principals or employees owns any interest in the properties evaluated in this report, or in securities of TBX Resources, Inc. and does not expect to own or hold any interest in the properties or securities of TBX Resources, Inc. in the future.

        (seal on original)                  (original signed) Harold O. Neff
-----------------------------------         ------------------------------------
Registered Professional Engineer            Harold O. Neff

PARAMETERS USED IN APPRAISAL

         Crude Oil Prices - Pricing for the higher gravity crude oil was set at $18/barrel held constant for the life of the property. The heavier, low gravity crude oil was evaluated using a price of $15.50/barrel held constant for the life of the property.

         Natural Gas Prices - Gas pricing was set at $2.40/MCF held constant for the life of the property. These costs include transportation and processing fees where applicable.

         Operating Costs - For producing properties, current operating expenses, as provided by the operator, were used in 1999. For nonproducing and undeveloped properties, we used estimated costs, also provided by the operator. These expenses were held constant for the life of the property.

         Cash Flow Discounting - We used a primary discount factor of 10%, with values shown for 9%, 12%, 15% and 20% discounting. These values are shown at the bottom of the summary pages and individual well analyses.

         Ad Valorem Taxes - Estimated ad valorem taxes are included as a function of normal operating expenses.

         Severance Taxes - We used Texas severance taxes of 7.5% for gas sales and 4.6% for crude oil sales.

         Salvage Value - For this report, it has been assumed that the salvage value of the lease equipment at the time of abandonment will offset the costs associated with plugging the wells.

CLASSIFICATION OF RESERVES

         The petroleum reserves included in this report are classified as Proved Producing, Proved Non-Producing or Proved Undeveloped Reserves. These classes of petroleum reserves are defined as follows:

         Proved Reserves - Estimated volumes of crude oil or natural gas judged to be economically recoverable in future years from known reservoirs under current technology and existing economic conditions.

         Proved Producing Reserves - Reserves expected to be recovered from existing completion intervals perforated and tested at the time of the estimate and producing in existing wells. In this report, this category includes reserves recoverable from properties shut-in by choice of the operator due to market conditions, such as low product pricing, availability of transmission lines, etc.

         Proved Nonproducing Reserves, - Reserves expected to be recovered from zones behind casing in existing wells, where additional completion work or a future recompletion will be required before the start of production. Also includes reserves attributable to wells shut-in for mechanical reasons that will require an investment to repair or replace downhole or surface equipment, and the time when sales will start is uncertain.

         Proved Undeveloped Reserves - Reserves that are expected to be recovered from new wells on undrilled acreage, from deepening existing wells to a different reservoir, or where a relatively large expenditure is required to recomplete an existing well or to install production or transportation facilities for primary or improved recovery projects.


DEFINITIONS

         Gross Reserves - The total estimated petroleum hydrocarbons to be produced from the appraised properties after July 1, 1999.

         Net Reserves - That portion of the gross reserves attributable to the net revenue interests appraised herein after deducting all royalty burdens and working interests owned by others.

         Net Cash Flow Value - Revenue attributable to the appraised interests from the production and sale of estimated net reserves after deducting all severance and ad valorem taxes, operating expenses and capital investments. Federal income taxes were not taken into account in the preparation of this report.

         Discounted Cash Flow Values - These values represent a calculation of the present worth of the future net cash flow values discounted at rates of 10%, 9%, 12%, 15% or 20%. Present worth as expressed herein should not be construed as fair market value since it does not take into account salvage value of surface and subsurface equipment, return on investment and business risks.

                 CASH FLOW VALUES SUMMARIZED BY RESERVE CATEGORY
                   DISCOUNTED AT 0%, 10%, 9%, 12%, 15% AND 20%


RESERVE CATEGORY                      DISC. CASH       DISC. CASH      DISC. CASH      DISC. CASH      DISC. CASH       DISC. CASH
   LEASE NAME                          FLOW @ 0%       FLOW @ 10%      FLOW @ 9%       FLOW @ 12%      FLOW @ 15%       FLOW @ 20%
-------------------------------       -----------      ----------      ----------      ----------      ----------       ----------
Proved Producing Reserves
   Bethany, N.E. Properties                    $0              $0              $0              $0              $0               $0
   East Texas Field Properties             43,167          30,290          31,246          28,535          26,240           23,125
   Mitchell Creek & Talco Field         1,054,153         672,062         697,524         626,340         568,418          492,827
   Manziel, Quitman & Wood Co.            430,936         256,830         267,901         237,178         212,726          181,605
                                      -----------      ----------      ----------      ----------      ----------       ----------
                  Totals                1,528,257         959,182         996,671         892,053         807,384          697,557

Proved Non-Producing Reserves
   Bethany, N.E. Properties             1,384,863         685,486         731,853         602,743         499,240          367,394
   East Texas Field Properties                  0               0               0               0               0                0
   Mitchell Creek & Talco Field         1,044,473         709,210         734,258         663,153         602,779          520,547
   Manziel, Quitman & Wood Co.            705,148         364,582         388,100         322,168         268,212          197,757
                                      -----------      ----------      ----------      ----------      ----------       ----------
                  Totals                3,134,484       1,759,278       1,854,212       1,588,065       1,370,231        1,085,698

Proved Undeveloped Reserves
   Bethany, N.E. Properties            13,799,470       5,735,849       6,216,108       4,901,245       3,900,481        2,703,408
   East Texas Field Properties                  0               0               0               0               0                0
   Mitchell Creek & Talco Field                 0               0               0               0               0                0
   Manziel, Quitman & Wood Co.                  0               0               0               0               0                0
                                      -----------      ----------      ----------      ----------      ----------       ----------
                  Totals              $13,799,470      $5,735,849      $6,216,108      $4,901,245      $3,900,481       $2,703,408


                                      -----------      ----------      ----------      ----------      ----------       ----------
           Grand Totals               $18,462,210      $8,454,309      $9,066,990      $7,381,364      $6,078,096       $4,486,663

                     SUMMARY OF GROSS RESERVES, NET RESERVES

         AND CASH FLOW VALUES DISCOUNTED AT 0%, 10%, 9%, 12%, 15% & 20%




                                                                                                    NET  INCOME AFTER EXPENSES
LEASE  NAME                               GROSS RESERVES                 NET RESERVES             CUMULATIVE        CUM. DISC.
     RESERVE  CATEGORY               OIL (Bbls)     GAS (MCF)       OIL(Bbls)     GAS (MCF)        CASH FLOW       CASH FLOW@0%
----------------------------         ----------    ----------      ----------     ---------       -----------     --------------
Bethany, N.E. Properties
     Proved Non-Producing              124,650        575,684         96,604        446,155       $ 1,384,863         $  685,486
     Proved Undeveloped                971,735      6,337,054        753,094      4,911,218        13,799,470          5,735,849

East Texas Field Properties
     Proved Producing                   13,551              0         11,336              0            43,167             30,289

Mitchell Creek & Talco Field
     Proved Producing                  140,507              0        108,498              0         1,054,153            672,067
     Proved Non-Producing              138,048              0        110,438              0         1,044,473            709,210

Manziel, Quitman & Wood Co.
     Proved Producing                   56,212              0         42,172              0           430,936            256,830
     Proved Non-Producing              176,912              0        131,969              0           705,148            364,582
                                     ---------      ---------      ---------      ---------       -----------         ----------
                 TOTALS              1,621,614      6,912,738      1,254,111      5,357,373       $18,462,210         $8,454,310




                                            DISCOUNTED  NET  INCOME  AFTER  EXPENSES
LEASE  NAME                         DISC. CASH     DISC. CASH     DISC. CASH     DISC. CASH
     RESERVE  CATEGORY               FLOW@9%        FLOW@12%       FLOW@15%       FLOW@20%
----------------------------        ----------     ----------     ----------     ----------
Bethany, N.E. Properties
     Proved Non-Producing              731,853        602,743        499,240        367,394
     Proved Undeveloped              6,216,108      4,901,245      3,900,481      2,703,408

East Texas Field Properties
     Proved Producing                   31,246         28,535         26,240         23,125

Mitchell Creek & Talco Field
     Proved Producing                  697,524        626,340        568,418        492,827
     Proved Non-Producing              734,258        663,153        602,779        520,547

Manziel, Quitman & Wood Co.
     Proved Producing                  267,901        237,178        212,726        181,605
     Proved Non-Producing              388,100        322,168        268,212        197,757
                                     ---------      ---------      ---------      ---------
                 TOTALS              9,066,990      7,381,364      6,078,096      4,486,663

                     LOCATION AND DESCRIPTION OF PROPERTIES

                                  PREPARED FOR

                              TBX RESOURCES, INC.
                                 DALLAS, TEXAS






                                       BY

                  B. J. OLIVER, CERTIFIED PETROLEUM GEOLOGIST

                         Inwood National Bank Building
                      1100 Centennial Boulevard, Suite 150
                              Richardson, TX 75081

                     LOCATION AND DESCRIPTION OF PROPERTIES


         The TBX Resources leases are located within the northern part of the prolific East Texas Salt Basin. The Earliest exploration in this area dates back to the early 1920 and 1930's when frontier oil producers were exploring areas adjacent to the famous "East Texas Field" located near the town of Kilgore, Texas. TBX has leasehold rights in eight oil and gas fields in Gregg, Hopkins, Franklin, Panola and Wood Counties, Texas approximately 100-150 miles east of Dallas. The enclosed Oil & Gas Map shows the physical location of each of the existing properties within the East Texas Salt Basin.

         The leases evaluated herein and the associated fields from which they are producing are listed below:

BETHANY, N.E. FIELD

         Bethany, N.E. Waterflood Unit #3 - Located in northern Panola County, Texas. Includes three producing wells which are temporarily off-line (see page 29), three water supply wells, one injection well currently being re-engineered, and ten shut-in wells.

EAST TEXAS FIELD

         Roy H. Laird / Blk. 122 - Located within the city limits of Kilgore in southern Gregg County, Texas. Includes two producing wells.

         J.T. Florence Lease - Located within the city limits of Kilgore in southern Gregg County, Texas. Includes one shut-in, but producible well.

         Prothro Lease - Located within the city limits of Kilgore in southern Gregg County, Texas. Includes one producing well.

MITCHELL CREEK AND TALCO FIELDS

         J.L. Hedrick Lease - Located in the Mitchell Creek Field in Hopkins County, Texas. Includes one producing well, one injection well and three shut-in wells.

         J.L. Watts Lease - Located in the Mitchell Creek Field in Franklin County, Texas. One shut-in well.

         Hagansport Unit - Located in the Talco Field in Franklin County, Texas. Includes two producing wells, five injection wells and twelve shut-in wells.

                  Ray Briley Lease - Located in the Talco Field in Franklin County, Texas. One injection well, three shut-in wells.

                  Lillie J. Gallatin Lease - Located in the Talco Field in Franklin County, Texas. Two shut-in wells.

                  B.R. Grimes Lease - Located in the Talco Field in Franklin County, Texas. Two shut-in wells.

                  V.W. Jennings Lease - Located in the Talco Field in Franklin County, Texas. One producing well, one injection well.

                  Claude Nichols Lease - Located in the Talco Field in Franklin County, Texas. Two injection wells.

                  Myrtle P. Haydon Lease - Located in the Talco Field in Franklin County, Texas. One producing well, one injection well and five shut-in wells.

MANZIEL, QUITMAN AND MISC. WOOD COUNTY FIELDS

         H.H. Noe #1 - Located in the Manziel Field in Wood County, Texas. Includes one producing well.

         Hudson Lease - Located in the Manziel Field in Wood County, Texas. Includes one shut-in well.

         M.A. Hudson etal Unit #1 - Located in the Manziel Field in Wood County, Texas. Includes one shut-in well.

         M.A. Hudson Unit -A- #1 - Located in the Manziel Field in Wood County, Texas. Includes one shut-in well.

         M.A. Hudson Unit -B- #2 - Located in the Manziel Field in Wood County, Texas. Includes one shut-in well.

         J.H. McElyea #1-A - Located in the Manziel Field in Wood County, Texas. Includes two shut-in wells.


         Plocher-Rappe-Turner #1-B - Located in the Quitman Field in Wood County, Texas. Includes one shut-in, but producible well.

         Rappe-Turner #1-A - Located in the Quitman Field in Wood County, Texas. Includes one producing well.

         Republic Insurance Co. #3 - Located in the Quitman Field in Wood County, Texas. Includes one producing well.

         Rappe-Turner #3 - Located in the Quitman Field in Wood County, Texas. Includes one shut-in well.

         Rappe Turner #1 - Located in the Quitman Field in Wood County, Texas. Includes one producing well.

         McDade-Curry Unit #1 - Located in the Merigale-Paul Field in Wood County, Texas. Includes one shut-in well.

         W.A. Moseley #1 - Located in the Norman Paul Field in Wood County, Texas. Includes one shut-in well.

         J. L. Jacobs Lease - Located in the Winnsboro, S.E. Field in Wood County, Texas. Includes one shut-in well.

GEOLGICAL DISCUSSION OF N. E. BETHANY FIELD LEASES

         The N.E. Bethany Waterflood Unit 3 lease covers some 2,336 acres located on the northwest side of a very large anticlinal structure in the northeast corner of Panola County. The field is on a large northeast-southwest trending anticline situated on the central portion of the major Sabine uplift with oil and gas wells covering the entire area from a shallow depth of 1,000 feet to as deep as 12,000 feet. There are two separate closures superimposed on this anticline, one at the north end and one at the south end of the anticline. Porosity is of major importance to the accumulation of oil and gas at the Bethany anticline. TBX Resources controls the oil and gas rights to a depth of about 3,900 feet through the Upper Glenn Rose Formation and Mooringsport limestone oil reservoirs by ownership in the N.E. Bethany waterflood unit 3 which unitized some 2,336 acres of leases. The original wells were drilled by major oil companies, like Socony-Mobil and Union Producing in the early 1960's to produce three oil zones in the Upper Glenn Rose Group called the Jenkins sand at 3650', the Woolworth sand at 3700' and the Mooringsport lime at 3,850'. These three oil zones were commingled into a common tank battery after unitization and a poorly designed waterflood program was initiated with disposal wells on the ends and flanks of the producers. There was not sufficient injection water available from the producing zones, so water supply wells were drilled and we are told that even fresh water was used which causes many oil production problems when dissimilar formation waters are used in a waterflood with the matrix rock pore clays. The waterflood was poorly designed from the start and its only function was to dispose of the produced water. These Cretaceous aged sandstone and limestone reservoirs were never successfully flooded because natural water-drive reservoirs can not be effectively waterflooded due to natural water drive in the zones themselves. Therefore, much of the oil was never produced as the well spacings were too great for proper recover. The distance between the wells was as great as 1,500 to 2,000 feet between wells on 80 acres. In the 1960 to about 1978, it was common practice throughout most of the East Texas Basin to flare the natural gas in order to produce the oil because the price of gas was so low that it was uneconomic to collect the gas for transmission and sales. Our study of the well logs on the N. E. Bethany leases reveals a great many opportunities to drill new wells between the distant spaced oil producers for reserves left behind in the three main oil zones of the Jenkins, Woolworth, Mooringsport; to re-complete and re-equip existing wells on the leases. For the most part all the wells on the leases have heavy 7 inch casing cemented in the old wells.

We have identified one well on the lease, # 1101, which now can be re-entered with 7 inch casing and re-completed as a gas well in a 8 foot thick high porosity Paluxy sand at 2,900 ft. The well logs clearly show this zone to have high porosity from 24 to 29% by Sonic log with a bed resistivities between 10 to 14 ohms for a zone water saturation between 29 to 34% which calculates gas filled. The sand in this well can be correlated some 9,200 feet to the east to be the same stratigraphic reservoir and is 2 feet structurally high to "look-a-like" gas producer drilled by Pennzoil Production Company completed for over 2,640 MCF of gas per day. This "look-a-like" well has produced over 751 million cuft. of gas from a 10 foot thick, Paluxy sand with 24 % porosity sand and 7 ohms resistivity for a 42% water saturation. This well is still producing gas after producing 751,062 mcf of gas to 1-1-1999. There are more than 42 well completions in these Paluxy sands in the Bethany field area at depths of 2,500 to 3,300 ft. with gas well recoveries from 200 Million to over 1.160 Billion cuft. of gas per well. There are other wells on TBX tracts with similar possible gas zones in separate Paluxy sands which are cased up hole behind pipe reserves.

         In addition to the 2,900 foot Paluxy sand gas potential, the lease has proven potential in the Blossom sand member at 1,900 to 2,000'. The well logs clearly show that these sands have good porosity and contains gas with some associated oil. As far back are 1922 to 1930, the main leases on the N.E. Bethany field produced gas for leasehold and house-farm use from as many as 15 wells throughout the lease. We have driller's logs in cable tool holes with open hole completions of gas in the range from 1,000 to 10,000 mcf per day in the Blossom sand at 1,950' and in another gas reservoir called the Goodland lime at 2,300'. It is believed that the amount of gas actually produced and transported off the leases was very small in 1930's because there was no market sale in the communities at this early date. This gas was used locally only by farmers. There was no market for sale in large volumes. A early geological publication no. 5116 by the Bureau of Economic Geology at the University of Texas in 1951 reports, the Magnolia Petroleum Co., #2 Corrie Steele had an initial production rate of 20 million cuft. per day open flow in the Blossom sand in 1921. This well is located on the TBX Resources leasehold. Similar early completions were made in 1920 in various upper and lower Paluxy gas sands at rates of 6 to 17.5 million cuft. per day in wells adjacent to the TBX leases is recorded in this publication. There are 9 recent Blossom sand gas wells from 1980 to 1990 which have cumulative gas production from 30 to 533 million cuft. of gas for an average recovery of 130 million cuft. per well and they are still producing.

         There is another proven producing gas reservoir known as the Goodland limestone at a depth of 2,300 feet which surrounds the TBX Resources leases on the northeast and south borders which produces from a limestone interval 10 to 30 feet thick. Early cable tool driller's logs report significant gas completions in the 1920 to 1930's . As recent as 1988 to 1994 an offset operator on the south border of the N.E. Bethany leases has made four gas wells and another operator on the north border has at least six wells in the Goodland limestone gas reservoir. Our research shows there are six gas wells which have made an average of 166 million cuft. of gas per well and are still active wells in the Goodland limestone.

         The lease also has the possibility of some very shallow locations at 990 foot depth in the Nacatoch sand. There are four recent Nacatoch gas wells completions from 1990 to 1997 which have cumulative production to 37, 61, 190, 220 mmcf of gas to 1-1-1999 for a four well average of 127 mmcf of gas per well. Most all of the above wells are still active producers, so the cumulatives are not final. The old reports in the University of Texas publication reports gas from the Nacatoch sand on the TBX leasehold. This reservoir is a very thick 100 foot sandstone which covers the entire region and has in the past been used as a water disposal zone by other operators in areas to the north of the TBX Resources lease but not directly on the 2,336 acres leasehold. The reservoir pressure is high in the Nacatoch sand adjacent to the lease due to water injection.

GEOLOGICAL DISCUSSION OF GREGG COUNTY EAST TEXAS OIL FIELD LEASES

         The three East Texas Field leases are the Roy H. Laird/ Bock 122 lease, the Prothro lease and the J.T. Florence lease. These leases are small tracts within the city limits of Kilgore in the famous Woodbine sandstone which extends over 50 miles in a north-south direction and has an average width of 5 miles from west to east on the west slope of the Sabine uplift which was discovered in October 1930 by Dad Joiner. The Woodbine sandstone is marine sand which is truncated and pinches out updip. The Austin chalk generally, and the Eagle Ford shale formation in a small area, form the cap-rock against which the Woodbine sand and its shale members terminate. The westward extent of the production is determined by the oil-water contact and is generally at about the position of the -3,320' contour on top of the Woodbine sand. Well logs are not available on these leases. Modern well logs on these wells and can not now evaluate if the leases have deeper potentials at this time. Enclosed is a published structural map drawn on the eroded top surface of the Woodbine Sandstone and a pressures status map of operations in this famous giant field which show that the TBX leases in the city of Kilgore is still an active production area. This data came from the Bureau of Economic Geology publication 5116.


GEOLOGICAL DISCUSSION OF THE MANZIEL FIELD LEASES

         The Manziel field is located in north central Wood County about 6 miles northeast of the county seat of Quitman. Seismic studies between 1934 and drilling in 1943 into the Sub-Clarksville and Paluxy sands served to localize the major fault structure on a salt ridge of the Louann salt. The field is highly faulted in a northeast to southwest direction across the domal structure and separates multiple oil zones in separate compartments. The Sub-Clarksville oil sands are lower gravity crude formations with porous to non-porous sand stringers and shale streaks but a rather uniform thickness. The Paluxy oil sands are deltaic coastal barrier deposits with high crude gravity which cover a large part of Wood County and are characterized by a series of alternating sands and shales and are very continuous over the entire area. The H. H. Noe, J. H. McElyea, a M. A. Hudson Unit A, Unit B and et al leases have not been evaluated with detailed geological mapping to determine if there are any future locations for drilling. These leases produced from the Sub-Clarksville and Paluxy oil sands now. If this work was done, we may be able to improve our reserves and find new production.

GEOLOGICAL DISCUSSION OF THE QUITMAN FIELD LEASES

         TBX leases (namely the Rappe Turner #3, the Rappe Turner #1A, the Rappe Turner #1, the Plocher-Rappe-Turner #1B, and the Republic Insurance #3 leases) are located four miles north of Quitman, Texas in the Hazard Anderson survey. These leases have produced oil from four formations at depths of 4,000 feet in the Sub-Clarksville sands, the Derr sands at 4,200 feet, the Eagle Ford sand at 4,270 feet and the Paluxy sands at 6,300 feet in separated fault blocks across an elongated faulted anticline trending to the northeast. The lithology and fault trapping of the above oil zones are similar to those at the Manziel Field. A detailed geologic study of the TBX leases have not been done at this time on this complex large fault controlled oil field. When this work is done, we may be able to recommend some additional drilling. Maps by other geologists have recommended future drilling.


GEOLOGICAL DISCUSSION ON THE MERIGALE-PAUL FIELD LEASE

         TBX owns a 10 acres lease called the McDade-CurryUnit 1 in the David Ferguson survey, abstract 205, located about two miles south of Quitman, Texas in Wood County. This well is currently shut in. The geology of the Merigale-Paul Field is an elongated fault structure with oil production trapped on the upthrown side in the upper and lower Sub-Clarksville oil sands at a depth of 4,650 feet by termination of the beds against the faulting.


GEOLOGICAL DISCUSSION ON THE TALCO FIELD LEASES

         TBX owns a large 328 acre lease called the Hagansport Unit located about 7 miles southwest of Talco in Franklin County. The oil is trapped in a series of thick channel-filled fluvial sandstones 10 to 38 foot thick in the Stringer, Carr and Galt zones of the Paluxy Formation that have been juxtaposed by faulting against downthrown limestones and shales of the Washita Group. Oil sands are located on the upthrown side of the elongated "Talco Fault System" with a southward dipping monocline. There is a structural closure of 450 feet on top of the productive sands against the west to east trending fault according to Publication 5116, Bureau of Economic Geology. Oil from the Paluxy sands are low gravity crude and the recovery mechanism functioning is solely an imperfect water drive. At this time TBX has two active wells, twelve shut -in wells and five injection wells. TBX plans to restore production to more wells in the near future.


GEOLOGICAL DISCUSSION ON THE MITCHELL CREEK FIELD LEASES

         TBX owns about 300 acres in the J. L. Hedrick lease in the D. S. Westerman and George Halyard surveys, abstracts 105 and 403, located about 8 miles northwest of Mt. Vernon in

Hopkins County and about 64 acres in the J. L.Watts lease in the George Halyard survey, abstract 660, in Franklin County. Seismic work led to the discovery of this field by Shell Oil Company in 1948. The oil producing zones are the Paluxy sands which have an average productive thickness of 27 feet per publication 5116 and the to the geology is similar to the Talco field to the east. The Paluxy sands are made up of a series of alternating sands and shales which are trapped with closure on the upthrown side of a fault which has been interpreted as a western extension of the main Talco Fault system to the east. The depth of production is about 4,600 feet.


GEOLOGICAL DISCUSSION ON THE WINNSBORO, S.E. FIELD LEASE

         TBX owns about 52 acres in the J.L.Jacobs lease as a shut in producer on the William Caison survey located about 3 miles southwest of Winnsboro, Texas in northern Wood County. The producing formation is the Sub-Clarksville sands which are trapped with closure against a northeast to southwest trending fault per mapping by Geomap Company.






B. J. OLIVER, CERTIFIED PETROLEUM GEOLOGIST




Per: B. J. Oliver
     ---------------------------------------
     B. J. Oliver
     Certified Petroleum Geologist, #2856

            [B.J. OLIVER, CERTIFIED PETROLEUM GEOLOGIST LETTERHEAD]

                         CERTIFICATE OF QUALIFICATIONS

I, B.J. OLIVER, a certified Petroleum Geologist of the city of Dallas, Texas hereby certify:

1. THAT I am a Certified Petroleum Geologist, in Dallas, Texas and a member of the American Association of Petroleum Geologist, certified under its Division of Professional Affairs, certificate #2856. I reside at 10110 Laingtree Drive, Dallas, Texas 75243; and my office address is 1100 Centennial Boulevard, Suite 150, Richardson, Texas 75081.

2. THAT I graduated from Oklahoma State University with a Bachelor of Science degree in May of 1958.

3. THAT I have been employed in the petroleum industry since graduation by various companies and I am currently a consulting Geologists and have been directly involved in prospect and project generation and evaluation of both domestic and international during this time.

4. THAT I participated directly in the evaluation of these properties and preparation of this geological report for TBX Resources, Inc. dated July 7, 1999. The parameters and conditions employed in this evaluation were examined by me and adopted as representative and appropriate in establishing the geological value of these oil and gas properties according the information available to date.

5. THAT I have not, nor do I expect to receive, any direct or indirect interest in the properties or securities of TBX Resources, Inc., its participants or any affiliated thereof.

6. A personal field examination of these properties was considered to be unnecessary because of the data available from the Geological Library, the Company's records, and public sources were satisfactory for my purpose.



                                             /s/ B.J. OLIVER
                                             -----------------------------------
                                             B.J. Oliver
                                             Certified Petroleum Geologist #2856

                                                            [SEAL]

                  AMERICAN ASSOCIATION OF PETROLEUM GEOLOGISTS

                              35 YEARS MEMBERSHIP

                                       TO

                                BOBBY JOE OLIVER

            IN RECOGNITION AND APPRECIATION OF YOUR LOYALTY TO AAPG

                                      1998

                                   [GRAPHIC]

           [AMERICAN ASSOCIATION OF PETROLEUM GEOLOGISTS LETTERHEAD]



February 16, 1999


Mr. Bobby Joe Oliver
Revilo Exploration Inc.
1100 Centennial Blvd. #244
Inwood Bank Building
Richardson, TX 75081

Dear Mr. Oliver:

In our busy world it is often easy to neglect the simple things like saying Thank You.

I want you to know that we do appreciate your being a loyal member of the AAPG and to congratulate you on reaching this milestone. I hope membership in AAPG has been, and will continue to be, a rewarding experience. I know you are aware of many of the services provided by the Association, but there may be some additional ones of which you may not be aware. I am enclosing a brochure which highlights benefits and programs. Perhaps one of the more important benefits is being part of a network of professionals with similar training and career goals.

The Association works hard to fulfill its purposes of advancing the science of geology, promoting technology, fostering scientific research, and disseminating geological information -- none of which can be accomplished without members like you. Display this certificate with pride.

Thank you for continuing AAPG membership.

Sincerely,

/s/ LYLE F. BAIE

Lyle Baie
Executive Director

Enclosures

            [B. J. OLIVER, CERTIFIED PETROLEUM GEOLOGIST LETTERHEAD]


                   DECLARATION OF CONSENT AND CONFIDENTIALITY



         B. J. Oliver, an independent consultant of petroleum geology, living in Dallas, Texas has prepared this geological report entitled Location and Description of Properties owned by TBX Resources, Inc. as of July 7, 1999. Solely for the use of TBX Resources, Inc., B. J. Oliver knows, as having prepared the said report, and hereby grants TBX Resources his consent to the use of his name and the use of the said evaluation.

         The said report is the confidential property of TBX Resources, Inc. and
B. J. Oliver, and may not be reproduced, distributed or made available for use by any other party without the written consent of both TBX Resources, Inc. and
B. J. Oliver.


B. J. OLIVER, CERTIFIED PETROLEUM GEOLOGIST

Per: /s/ B. J. OLIVER
     ------------------------------
     B. J. Oliver
     Certified Petroleum Geologist, #2856

                 [SEAL]

                             TOTAL RESERVES SUMMARY
                              TBX Resources Package

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

SUMMARY                                                       TOTAL RESERVES
                                                           TBX RESOURCES PACKAGE
                                 AS OF 07/01/99


MO. YEAR  OIL (MBBL) GAS (MMCF)  OIL (MBBL)   GAS (MMCF)       REVENUE      ADV. TAX      EXPENSE  INVST(M$)      (M$)    FLOW@ 10%
--------  ---------- ----------  ----------   ----------       --------     --------      -------  ---------   ---------  ---------
                                                         INITIAL INVESTMENT                            0.000       0.000      0.000
12 1999     35.736     29.403       27.730       22.788         527.838       25.867      117.455    680.850    (296.334)  (289.438)
12 2000    108.296    292.811       83.951      226.929        2009.798      108.245      369.842   2822.700   (1290.990) (1119.010)
12 2001    159.992    626.914      123.973      485.858        3357.591      188.265      545.728   1649.000     974.598    767.970

12 2002    164.355    583.029      127.295      451.848        3340.880      185.129      574.775      0.000    2580.976   1848.883
12 2003    147.763    542.217      114.414      420.218        3037.511      168.973      574.775      0.000    2293.763   1493.763

12 2004    132.937    504.261      102.907      390.803        2763.585      154.325      574.775      0.000    2034.485   1204.467
12 2005    119.243    468.963       92.290      363.446        2510.117      140.761      568.910      0.000    1800.445    969.009
12 2006    107.438    436.135       83.133      338.005        2287.068      128.730      568.910      0.000    1589.428    777.671
12 2007     96.379    405.605       74.528      314.344        2077.854      117.460      561.710      0.000    1398.685    622.132
12 2008     86.080    377.212       66.575      292.340        1884.015      107.012      550.010      0.000    1226.994    496.149

12 2009     77.673    350.807       60.057      271.876        1719.450       98.017      550.010      0.000    1071.422    393.856
12 2010     66.468    326.251       51.283      252.844        1521.842       87.603      501.122      0.000     933.117    311.832
12 2011     59.148    303.413       45.652      235.145        1378.980       79.799      489.422      0.000     809.758    246.007
12 2012     50.119    282.174       38.662      218.685        1216.684       71.188      446.237      0.000     699.259    193.125
12 2013     40.312    262.421       31.014      203.376        1044.435       62.199      374.878      0.000     607.358    152.493
-------   --------   --------     --------     --------       ---------     --------     --------   --------   ---------   --------
SUBTL     1451.938   5791.617     1123.464     4488.503       30677.650     1723.572     7368.562   5152.550   16432.970   8068.908
AFTER      169.676   1121.121      130.647      868.870        4425.644      264.053     2132.351      0.000    2029.241    385.401

TOTAL     1621.614   6912.738     1254.111     5357.373       35103.290     1987.624     9500.912   5152.550   18462.210   8454.309

         TOTAL NET GAS REVENUE                  12857.690 M$           NET PRESENT WORTH AT 10%      8454.309 M$
         TOTAL NET LIQ REVENUE                  22245.600 M$                                 9%      9066.990 M$
                                                                                            12%      7381.364 M$
                                                                                            15%      6078.096 M$
                                                                                            20%      4486.663 M$


                              GROSS PRODUCTION       NET PRODUCTION       NET OPER    OPER EXP     TOTAL    CASH FLOW  DISC CASH
                           ---------------------- ---------------------   --------    --------   ---------  ---------  ---------
RESERVE CATEGORY           OIL (MBBL)  GAS (MMCF) OIL (MBBL) GAS (MMCF)    REVENUE     +TAXES    INVST(M$)    (M$)      FLOW@10%
                           ----------  ---------- ---------- ----------   ---------   ---------  ---------  ---------  ---------
PROVED NON-PRODUCING         621.614    6912.738   1254.111    5357.373   35103.290   11488.540   5152.550  18462.210   8454.309
PROVED NON-PRODUCING         439.610     575.684    339.011      46.155    7007.304    3075.571    797.250   3134.484   1759.278
PROVED UNDEVELOPED           971.735    6337.054    753.094    4911.218    5342.620     187.852   4355.300   3799.470   5735.849
                             -------    --------   --------    --------   ---------   ---------   --------  ---------   --------
TOTAL RESERVES               621.614    6912.738   1254.111    5357.373   35103.290   11488.540   5152.550  18462.210   8454.309

RESULTS SAVED UNDER: TOTRES

                     TOTAL PROVED PRODUCING RESERVES SUMMARY
                              TBX Resources Package


                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

SUMMARY                                          TOTAL PROVED PRODUCING RESERVES
                                 AS OF 07/01/99

YEAR END    GROSS PRODUCTION         NET PRODUCTION            NET OPER     SEVR.AND     NET OPER    TOTAL     CASH FLOW   DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF)  OIL (MBBL)   GAS (MMCF)        REVENUE     ADV. TAX      EXPENSE  INVST(M$)      (M$)     FLOW@ 10%
--------  ---------- ----------  ----------   ----------       --------     --------     --------  ---------   ---------   ---------
                                                       INITIAL INVESTMENT                              0.000      0.000        0.000
12 1999     13.593      0.000       10.543        0.000         178.728        8.222       46.880      0.000    123.627      120.750
12 2000     24.946      0.000       19.354        0.000         328.210       15.098       93.761      0.000    219.352      190.131
12 2001     22.611      0.000       17.546        0.000         297.691       13.694       93.761      0.000    190.237      149.904
12 2002     20.064      0.000       15.546        0.000         263.500       12.121       87.161      0.000    164.218      117.638
12 2003     18.185      0.000       14.093        0.000         238.968       10.993       87.161      0.000    140.815       91.703

12 2004     16.490      0.000       12.781        0.000         216.826        9.974       87.161      0.000    119.692       70.861
12 2005     14.527      0.000       11.269        0.000         190.929        8.783       81,296      0.000    100.851       54.278
12 2006     13.210      0.000       10.248        0.000         173.753        7.993       81.296      0.000     84.465       41.327
12 2007     11.536      0.000        8.921        0.000         150.942        6.943       74.096      0.000     69.903       31.093
12 2008     10.476      0.000        8.102        0.000         137.149        6.309       74.096      0.000     56.745       22.945

12 2009      9.516      0.000        7.359        0.000         124.655        5.734       74.096      0.000     44.825       16.478
12 2010      4.991      0.000        3.762        0.000          65.072        2.993       25.208      0.000     36.871       12.322
12 2011      4.569      0.000        3.445        0.000          59.639        2.743       25.208      0.000     31.688        9.627
12 2012      4.185      0.000        3.157        0.000          54.684        2.515       25.208      0.000     26.961        7.446
12 2013      3.437      0.000        2.561        0.000          44.180        2.032       19.208      0.000     22.940        5.760
-------    -------      -----      -------        -----        --------      -------      -------      -----   --------      -------
SUBTL      192.334      0.000      148.688        0.000        2524.926      116.147      975.590      0.000   1433.189      942.262
AFTER       17.935      0.000       13.319        0.000         228.443       10.508      122.868      0.000    95.068        16.920

TOTAL      210.270      0.000      162.006        0.000        2753.369      126.655     1098.458      0.000   1528.257      959.182

         TOTAL NET GAS REVENUE                      0.000 M$           NET PRESENT WORTH AT 10%      959.182 M$
         TOTAL NET LIQ REVENUE                   2753.369 M$                                 9%      996.671 M$
                                                                                            12%      892.053 M$
                                                                                            15%      807.384 M$
                                                                                            20%      697.557 M$


                              GROSS PRODUCTION       NET PRODUCTION       NET OPER    OPER EXP     TOTAL    CASH FLOW  DISC CASH
FIELD NAME                 OIL (MBBL)  GAS (MMCF) OIL (MBBL) GAS (MMCF)    REVENUE     +TAXES    INVST(M$)    (M$)      FLOW@10%
                           ----------  ---------- ---------- ----------   ---------   ---------  ---------  ---------  ---------
EAST TEXAS FIELD              13.551       0.000     11.336       0.000     204.054     160.886      0.000    43.167     30.290
MITCHELL CREEK & TALCO       140.507       0.000    108.498       0.000    1790.211     736.059      0.000  1054.153    672.062
MANZIEL. QUITMAN & WOOD CO.   56.212       0.000     42.172       0.000     759.104     328.168      0.000   430.936    256.830
                             -------       -----    -------       -----    --------    --------      -----  --------    -------
TTL PROVED PRODUCING RES.    210.270       0.000    162.006       0.000    2753.369    1225.113      0.000  1528.257    959.182

RESULTS SAVED UNDER: TOTPP

                   TOTAL PROVED NON-PRODUCING RESERVES SUMMARY
                              TBX Resources Package

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

SUMMARY                                      TOTAL PROVED NON-PRODUCING RESERVES
                                 AS OF 07/01/99

YEAR END    GROSS PRODUCTION         NET PRODUCTION            NET OPER     SEVR.AND     NET OPER    TOTAL     CASH FLOW  DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF)  OIL (MBBL)   GAS (MMCF)        REVENUE     ADV. TAX      EXPENSE  INVST(M$)      (M$)    FLOW@ 10%
--------  ---------- ----------  ----------   ----------       --------     --------     --------  ---------   ---------  ---------
                                                       INITIAL INVESTMENT                              0.000      0.000       0.000
12 1999     22.143     29.403       17.186       22.788         349.110       17.645       70.575    680.850   (419.960)   (410.188)
12 2000     48.155     55.673       37.321       43.146         749.544       37.482      173.553    116.400    422.109     365.878
12 2001     50.753     51.776       39.291       40.126         781.694       38.751      198.361      0.000    544.582     429.123
12 2002     45.257     48.151       34.997       37.317         700.977       34.842      198.361      0.000    467.774     335.090
12 2003     40.447     44.781       31.246       34.705         629.935       31.392      198.361      0.000    400.182     260.610

12 2004     36.229     41.646       27.957       32.276         567.256       28.340      198.361      0.000    340.555     201.618
12 2005     32.520     38.731       25.070       30.016         511.823       25.633      198.361      0.000    287.829     154.911
12 2006     29.252     36.020       22.528       27.915         462.681       23.226      198.361      0.000    241.094     117.962
12 2007     26.365     33.498       20.286       25.961         419.017       21.082      198.361      0.000    199.574      88.770
12 2008     22.973     31.153       17.684       24.144         368.998       18.654      186.661      0.000    163.683      66.187

12 2009     20.789     28.972       15.988       22.454         335.403       16.991      186.661      0.000    131.751      48.432
12 2010     18.847     26.944       14.482       20.882         305.360       15.500      186.661      0.000    103.200      34.488
12 2011     16.211     25.058       12.471       19.420         266.370       13.605      174.961      0.000     77.805      23.637
12 2012     11.403     23.304        8.744       18.061         198.796       10.402      131.776      0.000     56.619      15.637
12 2013      5.797     21.673        4.368       16.796         118.927        6.640       66.417      0.000     45.871      11.517
-------    -------    -------      -------      -------        --------      -------     --------    -------   --------    --------
SUBTL      427.142    536.783      329.619      416.007        6765.892      340.185     2565.787    797.250   3062.670    1743.672
AFTER       12.468     38.901        9.392       30.148         241.412       13.203      156.396      0.000     71.814      15.607

TOTAL      439.610    575.684      339.011      446.155        7007.304      353.388     2722.183    797.250   3134.484     759.278

         TOTAL NET GAS REVENUE                   1070.771 M$           NET PRESENT WORTH AT 10%      1759.278 M$
         TOTAL NET LIQ REVENUE                   5936.533 M$                                 9%      1854.212 M$
                                                                                            12%      1588.065 M$
                                                                                            15%      1370.231 M$
                                                                                            20%      1085.698 M$



                              GROSS PRODUCTION       NET PRODUCTION       NET OPER    OPER EXP     TOTAL    CASH FLOW  DISC CASH
FIELD NAME                 OIL (MBBL)  GAS (MMCF) OIL (MBBL) GAS (MMCF)    REVENUE     +TAXES    INVST(M$)    (M$)      FLOW@10%
                           ----------  ---------- ---------- ----------   ---------   ---------  ---------  ---------  ---------
BETHANY, N.E. FIELD          124.650     575.684     96.604     446.155    2809.634    1041.022    383.750   1384.863    685.486
MITCHELL CREEK & TALCO       138.048       0.000    110.438       0.000    1822.233     641.961    135.800   1044.473    709.210
MANZIEL QUITMAN WOOD CO.     176.912       0.000    131.969       0.000    2375.437    1392.589    277.700    705.148    364.582
                             -------     -------    -------     -------    --------    --------    -------   --------    -------
TOTAL PROVED
     NON-PRODUCING RES.      439.610     575.684    339.011     446.155    7007.304    3075.572    797.250   3134.484   1759.278

RESULTS SAVED UNDER: TOTNP

                    TOTAL PROVED UNDEVELOPED RESERVES SUMMARY
                              TBX Resources Package


                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

SUMMARY                                        TOTAL PROVED UNDEVELOPED RESERVES
                                 AS OF 07/01/99

YEAR END    GROSS PRODUCTION         NET PRODUCTION            NET OPER     SEVR.AND     NET OPER    TOTAL     CASH FLOW  DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF)  OIL (MBBL)   GAS (MMCF)        REVENUE     ADV. TAX      EXPENSE  INVST(M$)      (M$)    FLOW@ 10%
--------  ---------- ----------  ----------   ----------       --------     --------     --------  ---------   ---------  ---------
                                                       INITIAL INVESTMENT                              0.000      0.000       0.000
12 1999      0.000      0.000        0.000        0.000           0.000        0.000        0.000      0.000      0.000       0.000
12 2000     35.195    237.138       27.276      183.782         932.043       55.665      102.529   2706.300  (1932.451)  (1675.018)
12 2001     86.627    575-138       67.136      445.732        2278.206      135.820      253.607   1649.000    239.779     188.943
12 2002     99.034    534.878       76.752      414.531        2376.403      138.166      289.254      0.000   1948.983    1396.155
12 2003     89.131    497.436       69.076      385.513        2168.607      126.588      289.254      0.000   1752.765    1141.450

12 2004     80.218    462.615       62.169      368.527        1979.502      116.011      289.254      0.000   1574.237     931.989
12 2005     72.196    430.232       55.952      333.430        1807.365      106.346      289.254      0.000   1411.765     759.819
12 2006     64.976    400.115       50.357      310.090        1650.634       97.511      289.254      0.000   1263.869     618.382
12 2007     58.479    372.107       45.321      288.383        1507.896       89.435      289.254      0.000   1129.208     502.269
12 2008     52.631    346.059       40.789      268.196        1377.869       82.048      289.254      0.000   1006.567     407.017

12 2009     47.368    321.835       36.710      249.422        1259.392       75.292      289.254      0.000    894.846     328.947
12 2010     42.631    299.306       33.039      231.962        1151.410       69.109      289.254      0.000    793.047     265.023
12 2011     38.368    278.355       29.735      215.725        1052-970       63.451      289.254      0.000    700.265     212.742
12 2012     34.531    258.870       26.762      200.624         963.204       58.271      289.254      0.000    615.680     170.041
12 2013     31.078    240.748       24.085      186.580         881.328       53.527      289.254      0.000    538.547     135.217
-------    -------   --------      -------     --------       ---------     --------     --------   --------  ---------    --------
SUBTL      832.462   5254.834      645.158     4072.496       21386.830     1267.240     3827.184   4355.300  11937.110    5382.974
AFTER      139.273   1082.220      107.937      838.722        3955.789      240.341     1853.087      0.000   1862.359     352.875

TOTAL      971.735   6337.054      753.094     4911.218       25342.620    1507.581     5680.271   4355.300   13799.470    5735.849

         TOTAL NET GAS REVENUE                  11786.920 M$           NET PRESENT WORTH AT 10%      5735.849 M$
         TOTAL NET LIQ REVENUE                  13555.700 M$                                 9%      6216.108 M$
                                                                                            12%      4901.245 M$
                                                                                            15%      3900.481 M$
                                                                                            20%      2703.408 M$



                              GROSS PRODUCTION       NET PRODUCTION       NET OPER    OPER EXP     TOTAL    CASH FLOW  DISC CASH
FIELD NAME                 OIL (MBBL)  GAS (MMCF) OIL (MBBL) GAS (MMCF)    REVENUE     +TAXES    INVST(M$)    (M$)      FLOW@10%
                           ----------  ---------- ---------- ----------   ---------   ---------  ---------  ---------  ---------
BETHANY, N.E. FIELD          971.735    6337.054   753.094    4911.218    25342.620    7187.852   4355.300  13799.470   5735.849
                             -------    --------   -------    --------    ---------    --------   --------  ---------   --------
TTL PROVED UNDVLPD RES       971.735    6337.054   753.094    4911.218    25342.620    7187.852   4355.300  13799.470   5735.849

RESULTS SAVED UNDER: TOTPROB

                              BETHANY, N.E. FIELD


                         PROVED NON-PRODUCING RESERVES
                                      AND
                          PROVED UNDEVELOPED RESERVES

                         BETHANY, N. E. (JENKINS) FIELD
                              Panola County, Texas




         The Bethany Field is comprised of 21 individual tracts containing approximately 2336 acres. The current producing interval is the Glenrose (Jenkins, Woolworth and Mooringsport) at about 3600 feet. However, there are secondary targets in the Nacatoch, Fredricksburg and Paluxy zones. Geologically, this prospect sits on the eastern flank of the prolific Bethany Structure, in the northeast part of Panola County, Texas. Crude oil produced from the Jenkins formation has a specific gravity of 42.

         Behind pipe (nonproducing) reserves show the Paluxy zone at a depth of 2600 to 2800 feet, with a varying net pay thickness up to 20-25 feet. The Paluxy is a gas-bearing zone and is considered to be the primary "behind pipe" target in this unit. Projected ultimate recovery is approximately 535 MMCF per well. The Fredricksburg, an oil-bearing zone at a depth of about 2300 feet, is also present in this unit. It is capable of producing at a rate of 35-40 BOPD per well upon initial completion. The Nacatoch, at a depth of approximately 1000 feet, is another gas-bearing zone. It has the potential of producing 30-40 MCFD per well. The Nacatoch is a trapping formation that enhances "gas pockets" identified by the history of the discovery well in the Bethany Field. This places this lease in the heart of the zone.

PLANNED DEVELOPMENT  DRILLING  PROGRAMS FOR THE N. E. BETHANY  LEASES

PHASE 1:

         The first planned drilling program called Phase 1 is to re-work two existing wells (# 1101 and 2506). We plan to permit a new disposal well using the existing #2506 wellbore and equip this well for maximum water injection to be used for all future wells. We plan to re-complete the existing well #1101 which has 7 inch casing and clean out two cement plugs, run cement bond logs, perforate for a squeeze of cement behind existing casing if necessary, or run a 4 1/2" liner inside 7" casing if required; and cement the formation, perforate the Paluxy sand as the new gas producer per all analyses and logs, treat the formation for production, flow and clean up the well, lay a new gas transmission lines to purchaser and build gas well facilities. The cost of this prospect is estimated at $267,350.

PHASE 2:*

         Our Phase 2 program is to complete the in-field development drilling program per our geologist's recommendations to develop the reserves we know are available on the central leases in tracts 10, 11, 20, 22, 25, 28, 30, 31 for the multiple oil and gas zones in the Nacatoch sand at 990', the Blossom gas sand at 1950', the Goodland lime-gas zone at 2,350', the various Paluxy gas sands at 2,750, 2,900' and 3,550' we see gas productive on existing wells on the tracts plus the field developmental drilling of the 3 deeper oil reservoirs in the Upper Glenn Rose members of the Jenkins oil sand at 3,650;, the Woolworth oil sand at 3,700' and the Mooringsport lime oil and gas zone at 3,850'. It total we will be drilling for 7 separate oil and gas zones in every well we drill to a depth of about 3,900 feet. The plan as it stands now is to drill 10 new developmental oil wells in the Jenkins, Woolworth, Mooringsport reservoirs and 3 new Paluxy gas wells, and up to 14 new gas wells in the shallower Nacatoch, Blossom, Goodland reservoirs all over the entire lease tracts. At the same time we will be re-completing the existing wells on the leases beginning with wells #1104 and 1107. The existing wells have mechanical problems and need new investment to re-equip.

PHASE 3:

         Our Phase 3 program is a continuation of the above existing Phase 2 as the geological information so dictates. On this 2,336 acres lease, we have the potential to drill 10 to 15 new in- field development locations on 20 acre spacing for any of the 7 oil and gas zones present on the lease.



--------
* Since the compilation of information for this report, no less than 4 additional infield developmental drilling locations have been identified.

----------------------------------------------------- ------------------------------------------------------------------------------
PROJECT NAME & LOCATION(1):                           NE Bethany Waterflood Unit #3                 Panola County, Texas
----------------------------------------------------- ------------------------------------------------------------------------------
Type of Holding                                       Lease

----------------------------------------------------- ------------------------------------------------------------------------------

Working Interest                                      97%
Net revenue interest (before pay out)                 75%
Net revenue interest (after pay out)                  75%
Royalties payable (overriding royalties)              20%
Gross area of the lease                               2,336 acres
Assigned rights (depths, formations)                  From the surface to 6,449 feet
Lease expiration                                      Held by production or activity

----------------------------------------------------- ------------------------------------------------------------------------------

Number of wells - oil                                 16 (3 water supply wells are included in this total)
Number of wells - gas                                 -0-
Number of producing wells - oil                        3 (temporarily off line pending completion of disposal well)
Number of producing wells - gas                       -0-
Number of shut-in wells - oil                         10
Number of shut-in wells - gas                         -0-
Number of abandoned wells - oil                       -0-
Number of abandoned wells - gas                       -0-
Number of disposal wells                               1 (currently being re-engineered)
Acreage available for exploration/
     Development                                      1,000 acres or no less than 40 infield developmental drilling locations
----------------------------------------------------- ------------------------------------------------------------------------------

Proximity to pipeline or other modes of transport.    All crude is trucked

----------------------------------------------------- ------------------------------------------------------------------------------

Date of acquisition                                   December 1, 1997 acquired from Joint Venture
Cost of Acquisition (monetary and non-
monetary)                                             2,362,710 shares of TBX Resources Stock
Breakdown of cost (monetary and non-
monetary)                                             2,362,710 shares of TBX Resources Stock
How was acquisition structure derived                 Like Kind Exchange

----------------------------------------------------- ------------------------------------------------------------------------------
                                                           1998          1997          1996          1995          1994       YTD*
                                                           ----          ----          -----         ----          ----       ----
Net crude oil (bbls)                                        370           520                                                   69
Net gas (mcf)                                               -0-           -0-                                                  -0-
Net cash flow from production                         $1,914.16     $7,263.45                                            $1,385.29

----------------------------------------------------- ------------------------------------------------------------------------------


--------
(1) See page 94 for additional information.

               BETHANY, N. E. FIELD - DEVELOPMENT PROGRAM SUMMARY
          Includes Proved Non-Producing and Proved Undeveloped Reserves


                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

SUMMARY                                                  BETHANY, N.E. FIELD
                                                     PLANNED DEVELOPMENT PROGRAM
                                 AS OF 07/01/99

YEAR END    GROSS PRODUCTION          NET PRODUCTION          NET OPER      SEVR.AND     NET OPER   TOTAL     CASH FLOW   DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF)   OIL (MBBL)  GAS (MMCF)       REVENUE      ADV. TAX      EXPENSE  INVST(M$)    (M$)      FLOW@10%
--------  ---------- ----------   ----------  ----------      ---------     --------     --------  ---------  ---------   --------
                                                       INITIAL INVESTMENT                              0.000      0.000       0.000
12 1999      0.000     29.403        0.000       22.788          54.690        4.102        3.492    267.350   (220.253)   (215.128)
12 2000     43.645    292.811       33.825      226.929        1153.476       68.854      141.916   2822.700  (1879.993)  (1629.549)
12 2001    102.238    626.914       79.234      485.858        2592.276      153.060      317.801   1649.000    472.415     372.256
12 2002    113.084    583.029       87.640      451.848        2661.955      153.899      353.449      0.000   2154.608    1543.455
12 2003    101.775    542.217       78.876      420.218        2428.291      140.949      353.449      0.000   1933.894    1259.405

12 2004     91.598    504.261       70.988      390.803        2215.716      129.123      353.449      0.000   1733.144    1026.066
12 2005     82.438    468.963       63.889      363.446        2022.281      118.321      353.449      0.000   1550.511     834.493
12 2006     74.194    436.135       57.500      338.005        1846.220      108.451      353.449      0.000   1384.320     677.316
12 2007     66.775    405.605       51.750      314.344        1685.933       99.431      353.449      0.000   1233.053      50.459
12 2008     60.097    377.212       46.575      292.340        1539.972       91.186      353.449      0.000   1095.337     442.912

12 2009     54.087    350.807       41.918      271.876        1407.022       83.646      353.449      0.000    969.928     356.547
12 2010     48.679    326.251       37.726      252.844        1285.894       76.749      353.449      0.000    855.696     285.959
12 2011     43.811    303.413       33.953      235.145        1175.509       70.439      353.449      0.000    751.621     228.344
12 2012     39.430    282.174       30.558      218.685        1074.888       64.665      353.449      0.000    656.774     181.391
12 2013     32-294    262.421       25.028      203.376         938.606       57.331      307.878      0.000    573.397     143.967
-------   --------   --------      -------     --------       ---------     --------     --------   --------  ---------    --------
SUBTL      954.145   5791.617      739.462     4488.503       24082.730     1420.205     4659.022   4739.050  13264.450    6055.893
AFTER      142.240   1121.121      110.235      868.870        4069.531      247.672     1901.976      0.000   1919.878     365.442
TOTAL     1096.385   6912.738      849.698     5357.373       28152.260     1667.877     6560.998   4739.050  15184.330    6421.335

         TOTAL NET GAS REVENUE                  12857.690 M$           NET PRESENT WORTH AT 10%      6421.335 M$
         TOTAL NET LIQ REVENUE                  15294.560 M$                                 9%      6947.961 M$
                                                                                            12%      5503.988 M$
                                                                                            15%      4399.721 M$
                                                                                            20%      3070.802 M$



                                    GROSS PRODUCTION       NET PRODUCTION       NET OPER   OPER EXP    TOTAL    CASH FLOW  DISC CASH
CATEGORY                          OIL (MBBL) GAS (MMCF) OIL (MBBL)  GAS (MMCF)   REVENUE    +TAXES   INVST(M$)    (M$)     FLOW@10%
--------                          ---------- ---------- ----------  ----------  ---------  --------  ---------  ---------  --------
PHASE I (Non-Producing)              0.000     575.684      0.000     446.155    1070.771   195.544    267.350    607.877    233.382
PHASE 2 (Non-Prod & Prvd Undvlp)   631.485    6337.054    489.400    4911.218   20596.130  5974.019   3210.700  11411.410   4936.943
PHASE 3 (Prvd Undvlp)              464.900       0.000    360.297       0.000    6485.354  2059.312   1261.000   3165.041   1251.010
                                  --------    --------    -------    --------   ---------  --------   --------  ---------   --------
BETHANY. N.E. FIELD               1096.385    6912.738    849.698    5357.373   28152.260  8228.875   4739.050  15184.330   6421.335

RESULTS SAVED UNDER: BETHALL

                     BETHANY, N. E. FIELD - PHASE 1 SUMMARY
                     Includes Proved Non-Producing Reserves


                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

SUMMARY                                                      BETHANY, N.E. FIELD
                                                                   PHASE 1
                                 AS OF 07/01/99

YEAR END    GROSS PRODUCTION          NET PRODUCTION
--------  ---------------------   ----------------------      NET OPER      SEVR.AND     NET OPER    TOTAL    CASH FLOW   DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF)   OIL (MBBL)  GAS (MMCF)       REVENUE      ADV. TAX      EXPENSE  INVST(M$)    (M$)      FLOW@ 10%
--------  ---------- ----------   ----------  ----------      ---------     --------     --------  ---------  ---------   ---------
                                                       INITIAL INVESTMENT                              0.000      0.000       0.000
12 1999      0.000     29.403        0.000       22.788          54.690        4.102        3.492    267.350   (220.253)   (215.128)
12 2000      0.000     55.673        0.000       43.146         103.551        7.766        6.984      0.000     88.801      76.971
12 2001      0.000     51.776        0.000       40.126          96.303        7.223        6.984      0.000     82.096      64.690
12 2002      0.000     48.151        0.000       37.317          89.561        6.717        6.984      0.000     75.860      54.342
12 2003      0.000     44.781        0.000       34.705          83.292        6.247        6.984      0.000     70.061      45.626

12 2004      0.000     41.646        0.000       32.276          77.461        5.810        6.984      0.000     64.668      38.285
12 2005      0.000     38.731        0.000       30.016          72.039        5.403        6.984      0.000     59.652      32.105
12 2006      0.000     36.020        0.000       27.915          66.996        5.025        6.984      0.000     54.988      26.904
12 2007      0.000     33.498        0.000       25.961          62.306        4.673        6.984      0.000     50.650      22.529
12 2008      0.000     31.153        0.000       24.144          57.945        4.346        6.984      0.000     46.615      18.849

12 2009      0.000     28.972        0.000       22.454          53.889        4.042        6.984      0.000     42.863      15.757
12 2010      0.000     26.944        0.000       20.882          50.117        3.759        6.984      0.000     39.374      13.158
12 2011      0.000     25.058        0.000       19.420          46.608        3.496        6.984      0.000     36.129      10.976
12 2012      0.000     23.304        0.000       18.061          43.346        3.251        6.984      0.000     33.111       9.145
12 2013      0.000     21.673        0.000       16.796          40.311        3.023        6.984      0.000     30.304       7.609
-------      -----    -------        -----      -------        --------       ------      -------    -------    -------     -------
SUBTL        0.000    536.783        0.000      416.007         998.416       74.881      101.268    267.350    554.917     221.818
AFTER        0.000     38.901        0.000       30.148          72.355        5.427       13.968      0.000     52.960      11.564

TOTAL        0.000    575.684        0.000      446.155        1070.771       80.308      115.236    267.350    607.877     233.382

         TOTAL NET GAS REVENUE                   1070.771 M$           NET PRESENT WORTH AT 10%      233.382 M$
         TOTAL NET LIQ REVENUE                      0.000 M$                                 9%      256.967 M$
                                                                                            12%      191.816 M$
                                                                                            15%      140.814 M$
                                                                                            20%       77.552 M$



                             GROSS PRODUCTION       NET PRODUCTION
                           --------------------- ----------------------  NET OPER   OPER EXP    TOTAL    CASH FLOW  DISC CASH LF
CATEGORY                   OIL (MBBL) GAS (MMCF) OIL (MBBL)  GAS (MMCF)   REVENUE    +TAXES   INVST(M$)    (M$)     FLOW@ 10% YR
--------                   ---------- ---------- ----------  ----------  ---------  --------  ---------  ---------  ------------
RE-COMPL.#1101,#2506
     (Non-Prod)                0.000    575.684     0.000      446.155    1070.771   195.544   267.350    607.877   233.382   17
                           ---------- ---------- ----------  ----------  ---------  --------  ---------  ---------  -------
BETHANY, N.E. FIELD            0.000    575.684     0.000      446.155    1070.771   195.544   267.350    607.877   233.382

RESULTS SAVED UNDER: PH1

                     BETHANY, N. E. FIELD - PHASE 2 SUMMARY
          Includes Proved Non-Producing and Proved Undeveloped Reserves


                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

SUMMARY                                                      BETHANY. N.E. FIELD
                                                                   PHASE 2

                                 AS OF 07/01/99

YEAR END    GROSS PRODUCTION
--------  ---------------------       NET PRODUCTION           NET OPER     SEVR.AND     NET OPER   TOTAL     CASH FLOW   DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF)   OIL (MBBL)  GAS (MMCF)       REVENUE      ADV. TAX      EXPENSE  INVST(M$)    (M$)      FLOW@ 10%
--------  ---------- ----------   ----------  ----------      ---------     --------     --------  ---------  ---------   ---------
                                                       INITIAL INVESTMENT                              0.000      0.000       0.000
12 1999      0.000      0.000        0.000        0.000           0.000        0.000        0.000      0.000      0.000       0.000
12 2000     43.645    237.138       33.825      183.782        1049.925       61.088      134.932   2822.700  (1968.794)  (1706.520)
12 2001     71.104    575.138       55.106      445.732        2061.658      125.859      260.911    388.000   1286.888    1014.049
12 2002     63.994    534.878       49.595      414.531        1887.584      115.680      260.911      0.000   1510.993    1082.401
12 2003     57.594    497.436       44.635      385.513        1728.670      106.351      260.911      0.000   1361.409     886.587

12 2004     51.835    462.615       40.172      358.527        1583.559       97.797      260.911      0.000   1224.851     725.143
12 2005     46.651    430.232       36.155      333.430        1451.016       89.953      260.911      0.000   1100.152     592.107
12 2006     41.986    400.115       32.539      310.089        1329.921       82.759      260.911      0.000    986.252     482.550
12 2007     37.787    372.107       29.285      288.383        1219.254       76.157      260.911      0.000    882.186     392.394
12 2008     34.009    346.059       26.357      268.196        1118.092       70.099      260.911      0.000    787.082     318.266

12 2009     30.608    321.835       23.721      249.422        1025.592       64.537      260.911      0.000    700.144     257.374
12 2010     27.547    299.306       21.349      231.962         940.991       59.430      260.911      0.000    620.650     207.411
12 2011     24.792    278.355       19.214      215.725         863.592       54.740      260.911      0.000    547.942     166.466
12 2012     22.313    258.869       17.293      200.624         792.765       50.431      260.911      0.000    481.423     132.962
12 2013     16.889    240.748       13.089      186.580         683.395       44.422      215.340      0.000    423.633     106.364
-------    -------   --------      -------     --------       ---------     --------     --------   --------  ---------    --------
SUBTL      570.754   5254.834      442.335     4072.496       17736.010     1099.302     3481.199   3210.700   9944.811    4657.555
AFTER       60.730   1082.220       47.066      838.722        2860.116      189.940     1203.576      0.000  1466.601      279.389

TOTAL      631.485   6337.054      489.400     4911.218       20596.130     1289.243     4684.776   3210.700  11411.410    4936.943

         TOTAL NET GAS REVENUE                  11786.920 M$           NET PRESENT WORTH AT 10%      4936.943 M$
         TOTAL NET LIQ REVENUE                   8809.209 M$                                 9%      5326.639 M$
                                                                                            12%      4257.541 M$
                                                                                            15%      3438.295 M$
                                                                                            20%      2449.021 M$


                              GROSS PRODUCTION       NET PRODUCTION
                           --------------------- ----------------------  NET OPER   OPER EXP    TOTAL    CASH FLOW  DISC CASH LF
CATEGORY                   OIL (MBBL) GAS (MMCF) OIL (MBBL)  GAS (MMCF)   REVENUE    +TAXES   INVST(M$)    (M$)     FLOW@ 10% YR
--------                   ---------- ---------- ----------  ----------  ---------  --------  ---------  ---------  ------------
WORKOVER 9 WELLS
  (Non-Prod)                  87.235      0.000    67.607      0.000     1216.925    629.409    87.300    500.216    296.056   14
WORKOVER #1104,1107
  (Non-Prod)                  37.415      0.000    28.997      0.000      521.938    216.069    29.100    276.769    156.048   18
DRILL 3 PALUXY WELLS
  (Prvd Undvlp)                0.000   1295.288     0.000   1003.848     2409.235    528.147   291.000   1590.089    717.719   18
DRILL 10 DEVEL.WELLS
  (Prvd Undvlp)              506.835      0.000   392.797      0.000     7070.345   1839.406  1261.000   3969.939   1806.832   20
DRILL 14 GAS WELLS
  (Prvd Undvlp)                0.000   3288.137     0.000   2548.307     6115.933   2041.444  1154.300   2920.191   1028.519   23
DRILL 4 PALUXY WELLS
  (Prvd Undvlp)                0.000   1753.629     0.000   1359.063     3261.751    719.543   388.000   2154.207    931.769   19
                             -------   --------   -------   --------    ---------   --------  --------  ---------   --------
BETHANY, N. E. FIELD         631.485   6337.054   489.400   4911.218    20596.130   5974.018  3210.700  11411.410   4936.943

                     BETHANY, N. E. FIELD - PHASE 3 SUMMARY
                      Includes Proved Undeveloped Reserves


                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

SUMMARY                                                      BETHANY, N.E. FIELD
                                                                   PHASE 3
                                 AS OF 07/01/99

YEAR END    GROSS PRODUCTION          NET PRODUCTION
--------  ---------------------   ----------------------      NET OPER      SEVR.AND     NET OPER   TOTAL     CASH FLOW   DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF)   OIL (MBBL)  GAS (MMCF)       REVENUE      ADV. TAX      EXPENSE  INVST(M$)    (M$)      FLOW@ 10%
--------  ---------- ----------   ----------  ----------      ---------     --------     --------  ---------  ---------   ---------
                                                       INITIAL INVESTMENT                              0.000      0.000       0.000
12 1999      0.000      0.000        0.000        0.000           0.000        0.000        0.000      0.000      0.000       0.000
12 2000      0.000      0.000        0.000        0.000           0.000        0.000        0.000      0.000      0.000       0.000
12 2001     31.134      0.000       24.129        0.000         434.316       19.979       49.907   1261.000   (896.569)   (706.484)
12 2002     49.090      0.000       38.046        0.000         684.810       31.501       85.554      0.000    567.755     406.711
12 2003     44.181      0.000       34.240        0.0(0         616.329       28.351       85.554      0.000    502.423     327.192

12 2004     39.763      0.000       30.816        0.000         554.696       25.516       85.554      0.000    443.626     262.638
12 2005     35.787      0.000       27.735        0.000         499.226       22.964       85.554      0.000    390.707     210.281
12 2006     32.208      0.000       24.961        0.000         449.303       20.668       85.554      0.000    343.081     167.862
12 2007     28.987      0.000       22.465        0.000         404.372       18.601       85.554      0.000    300.217     133.536
12 2008     26.089      0.000       20.219        0.000         363.935       16.741       85.554      0.000    261.640     105.797

12 2009     23.480      0.000       18.197        0.000         327.541       15.067       $5.554      0.000    226.920      83.416
12 2010     21.132      0.000       16.377        0.000         294.787       13.560       85.554      0.000    195.673      65.391
12 2011     19.019      0.000       14.739        0.000         265.308       12.204       85.554      0.000    167.550      50.902
12 2012     17.117      0.000       13.265        0.000         238.777       10.984       85.554      0.000    142.240      39.284
12 2013     15.405      0.000       11.939        0.000         214.900        9.885       85.554      0.000    119.460      29.994
-------    -------      -----      -------        -----        --------      -------     --------   --------   --------    --------
SUBTL      383.391      0.000      297.128        0.000        5348.299      246.022     1076.555   1261.000   2764.723    1176.520
AFTER       81.509      0.000       63.170        0.000        1137.055       52.304      684.431      0.000   400.318       74.490

TOTAL      464.900      0.000      360.297        0.000        6485.354      298.326     1760.986   1261.000   3165.041     1251.010

         TOTAL NET GAS REVENUE                      0.000 M$           NET PRESENT WORTH AT 10%      1251.010 M$
         TOTAL NET LIQ REVENUE                   6485.354 MS                                 9%      1364.355 M$
                                                                                            12%      1054.631 M$
                                                                                            15%       820.611 M$
                                                                                            20%       544.229 M$


                               GROSS PRODUCTION       NET PRODUCTION
                             --------------------- ----------------------   NET OPER  OPER EXP    TOTAL    CASH FLOW  DISC CASH
FIELD NAME                   OIL (MBBL) GAS (MMCF) OIL (MBBL)  GAS (MMCF)   REVENUE    +TAXES   INVST(M$)    (M$)     FLOW@ 10%
----------                   ---------- ---------- ----------  ----------  ---------  --------  ---------  ---------  ---------
DRILL 10 DEVEL.WELLS
   (PRVD UNDVLP)               464.900     0.000     360.297       0.000    6485.354  2059.312   1261.000   3165.041   1251.010
                               -------     -----     -------       -----    --------  --------   --------   --------   --------
BETHANY. N.E. FIELD            464.900     0.000     360.297       0.000    6485.354  2059.312   1261.000   3165.041   1251.010

RESULTS SAVED UNDER: PH3

                              BETHANY, N. E. FIELD

                        SUMMARIZED BY RESERVE CATEGORIES

                         PROVED NON-PRODUCING RESERVES
                                      AND
                          PROVED UNDEVELOPED RESERVES

                              BETHANY, N. E. FIELD
                             Total Reserves Summary


                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

SUMMARY                                                      BETHANY, N.E. FIELD
                                                               TOTAL RESERVES

                                 AS OF 07/01/99

YEAR END    GROSS PRODUCTION          NET PRODUCTION
--------  ---------------------   -----------------------     NET OPER      SEVR.AND     NET OPER    TOTAL    CASH FLOW   DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF)   OIL (MBBL)   GAS (MMCF)      REVENUE      ADV. TAX     EXPENSE   INVST(M$)     (M$)     FLOW@ 10%
--------  ---------- ----------   ----------   ----------     ---------     --------     --------  ---------  ---------   ---------
                                                          INITIAL INVESTMENT                           0.000      0.000       0.000
12 1999      0.000     29.403        0.000       22.788          54.690        4.102        3.492    267.350   (220.253)   (215.128)
12 2000     43.645    292.811       33.825      226.929        1153.477       68.854      141.916   2822.700  (1879.993)  (1629.549)
12 2001    102.238    626.914       79.234      485.858        2592.276      153.060      317.801   1649.000    472.415     372.256
12 2002    113.084    583.029       87.640      451.848        2661.955      153.899      353.449      0.000   2154.608    1543.455
12 2003    101.775    542.217       78.876      420.218        2428.291      140.949      353.449      0.000   1933.893    1259.406

12 2004     91.598    504.261       70.988      390.803        2215.716      129.123      353.449      0.000   1733.144    1026.066
12 2005     82.438    468.963       63.889      363.446        2022.281      118.321      353.449      0.000   1550.511     834.493
12 2006     74.194    436.135       57.500      338.005        1846.220      108.451      353.449      0.000   1384.320     677.316
12 2007     66.775    405.605       51.750      314.344        1685.933       99.431      353.449      0.000   1233.054     548.459
12 2008     60.097    377.212       46.575      292.340        1539.971       91.186      353.449      0.000   1095.338     442.912

12 2009     54.087    350.807       41.918      271.876        1407.022       83.646      353.449      0.000    969.928     356.547
12 2010     48.679    326.251       37.726      252.844        1285.894       76.749      353.449      0.000    855.696     285.959
12 2011     43.811    303.413       33.953      235.145        1175.509       70.439      353.449      0.000    751.621     228.344
12 2012     39.430    282.174       30.558      218.685        1074.888       64.665      353.449      0.000    656.774     181.391
12 2013     32.294    262.421       25.028      203.376         938.606       57.331      307.878      0.000    573.397     143.967
-------    -------   --------      -------     --------       ---------     --------     --------   --------  ---------    --------
SUBTL      954.145   5791.617      739.462     4488.503       24082.730     1420.205     4659.023   4739.050  13264.460    6055.893
AFTER      142.240   1121.121      110.235      868.870        4069.624      247.671     1901.975      0.000   1919.878     365.443

TOTAL     1096.385   6912.738      849.698     5357.373       28152.260     1667.877     6560.997   4739.050  15184.330    6421.335

         TOTAL NET GAS REVENUE                  12857.690 M$           NET PRESENT WORTH AT 10%              6421.335 M$
         TOTAL NET LIQ REVENUE                  15294.560 M$                                 9%              6947.961 M$
                                                                                            12%              5503.989 M$
                                                                                            15%              4399.721 M$
                                                                                            20%              3070.802 M$



                            GROSS PRODUCTION         NET PRODUCTION
                          ----------------------  ---------------------  NET OPER     OPER EXP    TOTAL    CASH FLOW  DISC CASH
RESERVE CATEGORY          OIL (MBBL)  GAS (MMCF)  OIL (MBBL) GAS (MMCF)   REVENUE      +TAXES   INVST(M$)     (M$)     FLOW@10%
----------------          ----------  ----------  ---------- ----------  ---------    --------  ---------  ---------  ---------
PROVED NON-PRODUCING        124.650     575.684     96.604     446.155    2809.634    1041.022    383.750   1384.863    685.486
PROVED UNDEVELOPED          971.735    6337.054    753.094    4911.218   25342.620    7187.852   4355.300  13799.470   5735.849
                           --------    --------    -------    --------   ---------    --------   --------  ---------   --------
BETHANY, N.E. FIELD        1096.385    6912.738    849.698    5357.373   28152.260    8228.874   4739.050  15184.330   6421.335

RESULTS SAVED UNDER: BETHTOT

                              BETHANY, N. E. FIELD

                         PROVED NON-PRODUCING RESERVES

                              BETHANY, N. E. FIELD
                      Total Non-Producing Reserves Summary


                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

SUMMARY                                               BETHANY, N.E. FIELD
                                             TOTAL PROVED NON-PRODUCING RESERVES

                                 AS OF 07/01/99

YEAR END     GROSS PRODUCTION         NET PRODUCTION
--------  ----------------------  ----------------------    NET OPER    SEVR.AND    NET OPER     TOTAL     CASH FLOW    DISC CASH
MO. YEAR  OIL (MBBL)  GAS (MMCF)  OIL (MBBL)  GAS (MMCF)    REVENUE     ADV. TAX    EXPENSE    INVST(M$)      (M$)      FLOW@ 10%
--- ----  ----------  ----------  ----------  ----------    --------    --------    --------   ---------   ---------    ---------
                                                       INITIAL INVESTMENT                          0.000       0.000        0.000
12 1999        0.000      29.403       0.000      22.788      54.690       4.102       3.492     267.350    (220.253)    (215.128)
12 2000        8.450      55.673       6.549      43.146     221.433      13.189      39.387     116.400      52.458       45.469
12 2001       15.611      51.776      12.098      40.126     314.070      17.240      64.195       0.000     232.636      183.314
12 2002       14.050      48.151      10.888      37.317     285.552      15.733      64.195       0.000     205.625      147.299
12 2003       12.645      44.781       9.800      34.705     259.684      14.361      64.195       0.000     181.128      117.956

12 2004       11.380      41.646       8.820      32.276     236.214      13.112      64.195       0.000     158.907       94.077
12 2005       10.242      38.731       7.938      30.016     214.916      11.975      64.195       0.000     138.746       74.674
12 2006        9.218      36.020       7.144      27.915     195.586      10.940      64.195       0.000     120.451       58.934
12 2007        8.296      33.498       6.429      25.961     178.037       9.997      64.195       0.000     103.846       46.190
12 2008        7.466      31.153       5.787      24.144     162.102       9.137      64.195       0.000      88.770       35.895

12 2009        6.720      28.972       5.208      22.454     147.630       8.354      64.195       0.000      75.082       27.600
12 2010        6.048      26.944       4.687      20.882     134.484       7.640      64.195       0.000      62.650       20.936
12 2011        5.443      25.058       4.218      19.420     122.539       6.988      64.195       0.000      51.356       15.602
12 2012        4.899      23.304       3.797      18.061     111.683       6.394      64.195       0.000      41.094       11.350
12 2013        1.216      21.673       0.943      16.796      57.278       3.804      18.624       0.000      34.850        8.750
--------    --------    --------    --------    --------    --------    --------    --------    --------    --------     --------
SUBTL        121.683     536.783      94.305     416.007    2695.899     152.965     831.838     383.750    1327.345      672.918
AFTER          2.966      38.901       2.299      30.148     113.736       7.330      48.888       0.000      57.518       12.568

TOTAL        124.650     575.684      96.604     446.155    2809.634     160.296     880.726     383.750    1384.863      685.486


         TOTAL NET GAS REVENUE                   1070.771 M$           NET PRESENT WORTH AT 10%     685.486 M$
         TOTAL NET LIQ REVENUE                   1738.863 M$                                 9%     731.853 M$
                                                                                            12%     602.743 M$
                                                                                            15%     499.240 M$
                                                                                            20%     367.394 M$



                          GROSS PRODUCTION         NET PRODUCTION
                       ----------------------  ----------------------   NET OPER   OPER EXP    TOTAL    CASH FLOW  DISC CASH   LF
CATEGORY               OIL (MBBL)  GAS (MMCF)  OIL (MBBL)  GAS (MMCF)   REVENUE     +TAXES   INVST(M$)     (M$)     FLOW@10%   YR
---------------------  ----------  ----------  ----------  ----------   --------   --------  ---------  ---------  ---------   --

RE-COMPL.#1101.#2506
  (Phase 1)                 0.000     575.684       0.000     446.155   1070.771    195.544    267.350    607.877    233.382   17

WORKOVER 9 WELLS
  (Phase 2)                87.235       0.000      67.607       0.000   1216.925    629.409     87.300    500.216    296.056   14

WORKOVER #1104 & 1107
  (Phase 2)                37.415       0.000      28.997       0.000    521.938    216.069     29.100    276.769    156.048   18
---------------------    --------    --------    --------    --------   --------   --------   --------   --------   --------
BETHANY. N.E. FIELD       124.650     575.684      96.604     446.155   2809.634   1041.022    383.750   1384.863    685.486

RESULTS SAVED UNDER: BETHNP

                RE-COMPLETE WELL #1101 INTO PALUXY FORMATION AND
                    CONVERT WELL #2506 TO SALT WATER DISPOSAL
                     Proved Non-Producing Reserves - Phase 1


                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                      WELL #1101 (Re-compl)-WELL #2506 (Co
PROVED NON-PRODUCING RESERVES                       BETHANY, N.E. FIELD
                                                   PANOLA COUNTY, TEXAS
                                                       GULFTEX, INC.
                                 AS OF 07/01/99

YEAR END     GROSS PRODUCTION         NET PRODUCTION
--------  ----------------------  ----------------------      OIL         GAS       NET OPER    SEVR.AND    NET OPER
MO. YEAR  OIL (MBBL)  GAS (MMCF)  OIL (MBBL)  GAS (MMCF)      $BBL        $MCF      REVENUE     ADV. TAX    EXPENSE
--- ----  ----------  ----------  ----------  ----------    --------    --------    --------    --------    --------
                                                                      INITIAL INVESTMENT
12 1999        0.000      29.403       0.000      22.788        0.00        2.40      54.690       4.102       3.492
12 2000        0.000      55.673       0.000      43.146        0.00        2.40     103.551       7.766       6.984
12 2001        0.000      51.776       0.000      40.126        0.00        2.40      96.303       7.223       6.984
12 2002        0.000      48.151       0.000      37.317        0.00        2.40      89.561       6.717       6.984
12 2003        0.000      44.781       0.000      34.705        0.00        2.40      83.292       6.247       6.984

12 2004        0.000      41.646       0.000      32.276        0.00        2.40      77.461       5.810       6.984
12 2005        0.000      38.731       0.000      30.016        0.00        2.40      72.039       5.403       6.984
12 2006        0.000      36.020       0.000      27.915        0.00        2.40      66.996       5.025       6.984
12 2007        0.000      33.498       0.000      25.961        0.00        2.40      62.306       4.673       6.984
12 2008        0.000      31.153       0.000      24.144        0.00        2.40      57.945       4.346       6.984

12 2009        0.000      28.972       0.000      22.454        0.00        2.40      53.889       4.042       6.984
12 2010        0.000      26.944       0.000      20.882        0.00        2.40      50.117       3.759       6.984
12 2011        0.000      25.058       0.000      19.420        0.00        2.40      46.608       3.496       6.984
12 2012        0.000      23.304       0.000      18.061        0.00        2.40      43.346       3.251       6.984
12 2013        0.000      21.673       0.000      16.796        0.00        2.40      40.311       3.023       6.984
--------    --------    --------    --------    --------    --------    --------    --------    --------    --------
SUBTL          0.000     536.783       0.000     416.007                             998.416      74.881     101.268
AFTER          0.000      38.901       0.000      30.148                              72.355       5.427      13.968
TOTAL          0.000     575.683       0.000     446.155        0.00        2.40    1070.771      80.308     115.236

YEAR END
--------                   TOTAL    CASH FLOW    DISC CASH
MO. YEAR                 INVST(M$)     (M$)       FLOW@1O%
--- ----                 --------   ---------    ---------
INITIAL INVESTMENT          0.000       0.000        0.000
12 1999                   267.350    (220.253)    (215.128)
12 2000                     0.000      88.801       76.971
12 2001                     0.000      82.096       64.690
12 2002                     0.000      75.860       54.342
12 2003                     0.000      70.061       45.626

12 2004                     0.000      64.668       38.285
12 2005                     0.000      59.652       32.105
12 2006                     0.000      54.988       26.904
12 2007                     0.000      50.650       22.529
12 2008                     0.000      46.615       18.849

12 2009                     0.000      42.863       15.757
12 2010                     0.000      39.374       13.158
12 2011                     0.000      36.129       10.976
12 2012                     0.000      33.111        9.145
12 2013                     0.000      30.304        7.609
--------                 --------    --------     --------
SUBTL                     267.350     554.917      221.828
AFTER                       0.000      52.960       11.564
TOTAL                     267.350     607.877      233.382

         INITIAL WORKING INTEREST                97.000000%           NET PRESENT VALUE AT 10%                233.382
         INITIAL NET GAS INTEREST                77.500000%                                 9%                256.967
         INITIAL NET OIL INTEREST                77.500000%                                12%                191.816
                                                                                           15%                140.814
         FINAL WORKING INTEREST                  97.000000%                                20%                 77.552
         FINAL NET GAS INTEREST                  77.500000%
         FINAL NET OIL INTEREST                  77.500000%           TOTAL GAS REVENUE    1070.771
                                                                      TOTAL OIL REVENUE       0.000

FILE NAME: BETH1-1
                                           REMAINING LIFE OF PROJECT IS 17 YEARS
DIRECTORY: TEXEAST

                   WORKOVER WELLS #1104 AND #1107 IN 7/1/2000
                 Proved Non-Producing Reserves - Part of Phase 2


                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                    WELL #1104 & #1107 (Workover 7/1/2000)
PROVED NON-PRODUCING RESERVES                      BETHANY. N.E. FIELD
                                                  PANOLA COUNTY. TEXAS
                                                      GULFTEX, INC.

                                 AS OF 07/01/99

YEAR END     GROSS PRODUCTION         NET PRODUCTION
--------  ----------------------  ----------------------      OIL         GAS       NET OPER    SEVR.AND    NET OPER
MO. YEAR  OIL (MBBL)  GAS (MMCF)  OIL (MBBL)  GAS (MMCF)      $BBL        $MCF      REVENUE     ADV. TAX    EXPENSE
--- ----  ----------  ----------  ----------  ----------    --------    --------    --------    --------    --------
                                                            INITIAL INVESTMENT
12 1999        0.000       0.000       0.000       0.000        0.00        0.00       0.000       0.000       0.000
12 2000        2.331       0.000       1.807       0.000       18.00        0.00      32.519       1.496       5.820
12 2001        4.306       0.000       3.337       0.000       18.00        0.00      60.074       2.763      11.640
12 2002        3.876       0.000       3.004       0.000       18.00        0.00      54.066       2.487      11.640
12 2003        3.488       0.000       2.703       0.000       18.00        0.00      48.660       2.238      11.640

12 2004        3.139       0.000       2.433       0.000       18.00        0.00      43.794       2.015      11.640
12 2005        2.825       0.000       2.190       0.000       18.00        0.00      39.414       1.813      11.640
12 2006        2.543       0.000       1.971       0.000       18.00        0.00      35.473       1.632      11.640
12 2007        2.289       0.000       1.774       0.000       18.00        0.00      31.926       1.469      11.640
12 2008        2.060       0.000       1.596       0.000       18.00        0.00      28.733       1.322      11.640

12 2009        1.854       0.000       1.437       0.000       18.00        0.00      25.860       1.190      11.640
12 2010        1.668       0.000       1.293       0.000       18.00        0.00      23.274       1.071      11.640
12 2011        1.502       0.000       1.164       0.000       18.00        0.00      20.946       0.964      11.640
12 2012        1.351       0.000       1.047       0.000       18.00        0.00      18.852       0.867      11.640
12 2013        1.216       0.000       0.943       0.000       18.00        0.00      16.967       0.780      11.640
--------    --------    --------    --------    --------    --------    --------    --------    --------    --------
SUBTL         34.449       0.000      26.698       0.000                             480.557      22.106     157.140
AFTER          2.966       0.000       2.299       0.000                              41.381       1.904      34.920
TOTAL         37.415       0.000      28.997       0.000       18.00        0.00     521.938      24.009     192.060

YEAR END
--------                   TOTAL     CASH FLOW    DISC CASH
MO. YEAR                 INVST(M$)     (M$)       FLOW@10%
--- ----                 ---------   ---------    ---------
INITIAL INVESTMENT           0.000       0.000        0.000
12 1999                      0.000       0.000         0.00
12 2000                     29.100      (3.897)      (3.378)
12 2001                      0.000      45.670       35.988
12 2002                      0.000      39.939       28.611
12 2003                      0.000      34.781       22.651

12 2004                      0.000      30.139       17.843
12 2005                      0.000      25.961       13.973
12 2006                      0.000      22.201       10.863
12 2007                      0.000      18.817        8.370
12 2008                      0.000      15.771        6.377

12 2009                      0.000      13.030        4.790
12 2010                      0.000      10.563        3.530
12 2011                      0.000       8.343        2.535
12 2012                      0.000       6.345        1.752
12 2013                      0.000       4.546        1.141
--------                  --------    --------     --------
SUBTL                       29.100     272.211        155.0
AFTER                        0.000       4.558          1.0
TOTAL                       29.100     276.769        156.0

         INITIAL WORKING INTEREST                97.000000%           NET PRESENT VALUE AT    10%              156.048
         INITIAL NET GAS INTEREST                77.500000%                                    9%              164.237
         INITIAL NET OIL INTEREST                77.500000%                                   12%              141.360
                                                                                              15%              122.846
         FINAL WORKING INTEREST                  97.000000%                                   20%               99.025
         FINAL NET GAS INTEREST                  77.500000%
         FINAL NET OIL INTEREST                  77.500000%           TOTAL GAS REVENUE    0.000
         TOTAL OIL REVENUE                         521.938

FILE NAME: BETH1-2
REMAINING LIFE OF PROJECT IS 18 YEARS DIRECTORY: TEXEAST

                                WORKOVER 9 WELLS
                 Proved Non-Producing Reserves - Part of Phase 2



                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                      9 SHUT-IN WELLS - WORKOVER (6/l/2000
PROVED NON-PRODUCING RESERVES                  BETHANY, N.E. (JENKINS) FIELD
                                                   PANOLA COUNTY. TEXAS
                                                       GULFTEX. INC.

                                 AS OF 07/01/99

YEAR END     GROSS PRODUCTION         NET PRODUCTION
--------  ----------------------  ----------------------      OIL         GAS       NET OPER    SEVR.AND    NET OPER
MO. YEAR  OIL (MBBL)  GAS (MMCF)  OIL (MBBL)  GAS (MMCF)      $BBL        $MCF      REVENUE     ADV. TAX    EXPENSE
--- ----  ----------  ----------  ----------  ----------    --------    --------    --------    --------    --------
                                                            INITIAL INVESTMENT
12 1999        0.000       0.000       0.000       0.000        0.00        0.00       0.000       0.000       0.000
12 2000        6.119       0.000       4.742       0.000       18.00        0.00      85.363       3.927      26.583
12 2001       11.304       0.000       8.761       0.000       18.00        0.00     157.694       7.254      45.571
12 2002       10.174       0.000       7.885       0.000       18.00        0.00     141.924       6.529      45.571
12 2003        9.156       0.000       7.096       0.000       18.00        0.00     127.732       5.876      45.571

12 2004        8.241       0.000       6.387       0.000       18.00        0.00     114.959       5.288      45.571
12 2005        7.417       0.000       5.748       0.000       18.00        0.00     103.463       4.759      45.571
12 2006        6.675       0.000       5.173       0.000       18.00        0.00      93.116       4.283      45.571
12 2007        6.008       0.000       4.656       0.000       18.00        0.00      83.805       3.855      45.571
12 2008        5.407       0.000       4.190       0.000       18.00        0.00      75.424       3.470      45.571

12 2009        4.866       0.000       3.771       0.000       18.00        0.00      67.882       3.123      45.571
12 2010        4.379       0.000       3.394       0.000       18.00        0.00      61.094       2.810      45.571
12 2011        3.942       0.000       3.055       0.000       18.00        0.00      54.984       2.529      45.571
12 2012        3.547       0.000       2.749       0.000       18.00        0.00      49.486       2.276      45.571
12 2013        0.000       0.000       0.000       0.000        0.00        0.00       0.000       0.000       0.000
--------    --------    --------    --------    --------    --------    --------    --------    --------    --------
SUBTL         87.235       0.000      67.607                               0.000    1216.925      55.979     573.430
AFTER          0.000       0.000       0.000                               0.000       0.000       0.000       0.000

TOTAL         87.235       0.000       67.60       0.000       18.00        0.00    1216.925      55.979     573.430

YEAR END
--------                   TOTAL     CASH FLOW    DISC CASH
MO. YEAR                 INVST(M$)      (M$)       FLOW@10%
--- ----                 ---------   ---------    ---------
INITIAL INVESTMENT           0.000       0.000        0.000
12 1999                      0.000       0.000          0.0
12 2000                     87.300     (32.447)       (28. )
12 2001                      0.000     104.869        82.63
12 2002                      0.000      89.825         64.3
12 2003                      0.000      76.286         49.6

12 2004                      0.000      64.100         37.9
12 2005                      0.000      53.133        28.59
12 2006                      0.000      43.262         21.1
12 2007                      0.000      34.379         15.2
12 2008                      0.000      26.384         10.6

12 2009                      0.000      19.189          7.0
12 2010                      0.000      12.713          4.2
12 2011                      0.000       6.884          2.0
12 2012                      0.000       1.639          0.4
12 2013                      0.000       0.000          0.0
--------                  --------    --------     --------
SUBTL                       87.300     500.216        296.0
AFTER                        0.000       0.000          0.0

TOTAL                       87.300     500.216        296.0

         INITIAL WORKING INTEREST                97.000000%           NET PRESENT VALUE AT    10%         296.056 M$
         INITIAL NET GAS INTEREST                77.500000%                                    9%         310.649 M$
         INITIAL NET OIL INTEREST                77.500000%                                   12%         269.567 M$
                                                                                              15%         235.580 M$
         FINAL WORKING INTEREST                  97.000000%                                   20%         190.818 M$
         FINAL NET GAS INTEREST                  77.500000%
         FINAL NET OIL INTEREST                  77.500000%           TOTAL GAS REVENUE    0.000 M$
                                                                      TOTAL OIL REVENUE 1216.925 M$

FILE NAME: BETH2-1
                                           REMAINING LIFE OF PROJECT IS 14 YEARS
DIRECTORY: TEXEAST

                              BETHANY, N. E. FIELD

                          PROVED UNDEVELOPED RESERVES

                              BETHANY, N. E. FIELD
                    Total Proved Undeveloped Reserves Summary

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

SUMMARY                                                                                     BETHANY. N.E. FIELD
                                                                                    TOTAL PROVED UNDEVELOPED RESERVES
                                                             AS OF 07/01/99

YEAR END    GROSS PRODUCTION       NET PRODUCTION      NET OPER  SEVR.AND   NET OPER    TOTAL    CASH FLOW  DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF) OIL (MBBL) GAS (MMCF)  REVENUE   ADV. TAX   EXPENSE   INVST(M$)    (M$)     FLOW@ 10%
--------  ---------- ---------- ---------- ----------  -------   --------   --------  ---------  ---------  ---------

                                                   INITIAL INVESTMENT                    0.000      0.000       0.000
12 1999    0.000      0.000        0.000      0.000       0.000     0.000      0.000     0.000      0.000       0.000
12 2000   35.195    237.138       27.276    183.782     932.043    55.665    102.529  2706.300  (1932.451)  (1675.018)
12 2001   86.627    575.138       67.136    445.732    2278.206   135.820    253.607  1649.000    239.779     188.943
12 2002   99.034    534.878       76.752    414.531    2376.403   138.166    289.254     0.000   1948.983    1396.155
12 2003   89.131    497.436       69.076    385.513    2168.607   126.588    289.254     0.000   1752.765    1141.450

12 2004   80.218    462.615       62.169    358.527    1979.502   116.011    289.254     0.000   1574.237     931.989
12 2005   72.196    430.232       55.952    333.430    1807.365   106.345    289.254     0.000   1411.765     759.819
12 2006   64.976    400.115       50.357    310.089    1650.634    97.511    289.254     0.000   1263.869     618.382
12 2007   58.479    372.107       45.321    288.383    1507.896    89.435    289.254     0.000   112~.208     502.269
12 2008   52.631    346.059       40.789    268.196    1377.869    82.048    289.254     0.000   1006.567     407.017

12 2009   47.368    321.835       36.710    249.422    1259.392    75.292    289.254     0.000    894.846     328.946
12 2010   42.631    299.306       33.039    231.962    1151.410    69.109    289.254     0.000    793.047     265.023
12 2011   38.368    278.355       29.735    215.725    1052.970    63.461    289.254     0.000    700.265     212.742
12 2012   34.531    258.869       26.762    200.624     963.204    58.271    289.254     0.000    615.680     170.041
12 2013   31.078    240.748       24.085    186.580     881.328    53.527    289.254     0.000    538.547     135.217
-------   ------    -------       ------    -------    --------   -------    -------     -----    -------     -------

SUBTL    832.462   5254.834      645.158   4072.496  21386.830  1267.240   3827.184   4355.300  11937.110    5382.974
AFTER    139.273   1082.220      107.936    838.722   3955.790   240.341   1853.087      0.000   1862.361     352.875

TOTAL    971.735   6337.054      753.094   4911.218  25342.620   1507.581  5680.271   4355.300  13799.470    5735.849


         TOTAL NET GAS REVENUE        11786.920 M$        NET PRESENT WORTH AT          10%             5735.849 M$
         TOTAL NET LIQ REVENUE        13555.700 M$                                      9%              6216.108 M$
                                                                                        12%             4901.245 M$
                                                                                        15%             3900.481 M$
                                                                                        20%             2703.408 M$


                             GROSS PRODUCTION       NET PRODUCTION      NET OPER   OPER EXP     TOTAL    CASH FLOW   DISC CASH  LF
CATEGORY                  OIL (MBBL) GAS (MMCF) OIL (MBBL) GAS (MMCF)   REVENUE    +TAXES     INVST(M$)     (M$)      FLOW@10%  YR
-----------------------   ---------- ---------- ---------- ----------   -------    -------    ---------  ---------   ---------  --

3 PALUXY WELLS
  (Phase 2)                    0.000   1295.288     0.000   1003.848     2409.235    528.147   291.000   1590.089    717.719   18
10 DEVELOPMENT WELLS
  (Phase 2)                  506.835      0.000   392.797      0.000     7070.345   1839.406  1261.000   3969.939   1806.832   20
14 DEVEL. GAS WELLS
  (Phase 2)                    0.000   3288.137     0.000   2548.307     6115.933   2041.444  1154.300   2920.191   1028.519   23
4 PALUXY WELLS
  (Phase 2)                    0.000   1753.629     0.000   1359.063     3261.751    719.543   388.000   2154.207    931.769   19
10 DEVELOPMENT WELLS
  (Phase 3)                  464.900      0.000   360.297      0.000     6485.354   2059.312  1261.000   3165.041   1251.010   23
         -                   -------   --------   -------   --------     --------   --------  --------   --------   --------   --

BETHANY. N.E. FIELD          971.735   6337.054   753.094   4911.218    25342.620  7187.853   4355.300  13799.470   5735.849

RESULTS SAVED UNDER:  BETHPROB

                  Drill 3 Paluxy Development Wells (Tract .25)
                  PROVED UNDEVELOPED RESERVES - PART OF PHASE 2


                       OIL AM GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

MEAST OPERATING CO.                                                                    3 PALUXY DEVEL. WELLS Tr. 25 (6/1/2000)
PROVED UNDEVELOPED RESERVES                                                                      BETHANY, N.E. FIELD
                                                                                                PANOLA COUNTY. TEXAS
                                                                                                    GULFTEX, INC.


                                                             AS OF 07/01/99

YEAR END    GROSS PRODUCTION       NET PRODUCTION     OIL   GAS   NET OPER  SEVR.AND   NET OPER    TOTAL    CASH FLOW  DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF) OIL (MBBL) GAS (MMCF) $BBL  $MCF  REVENUE   ADV. TAX   EXPENSE   INVST(M$)    (M$)     FLOW@ 10%
--------  ---------- ---------- ---------- ---------- ----  ----  --------  ---------  --------  --------   ---------  ---------

                                                          INITIAL INVESTMENT                        0.000      0.000      0.000
12 1999      0.000      0.000     0.000     0.000     0.00  0.00    0.000      0.000      0.000     0.000      0.000      0.000
12 2000      0.000     66.158     0.000    51.272     0.00  2.40  123.053      9.229     12.222   291.000   (189.398)  (164.167)
12 2001      0.000    125.264     0.000    97.079     0.00  2.40  232.990     17.474     20.952     0.000    194.564    153.314
12 2002      0.000    116.495     0.000    90.284     0.00  2.40  216.681     16.251     20.952     0.000    179.478    128.569
12 2003      0.000    108.340     0.000    83.964     0.00  2.40  201.513     15.113     20.952     0.000    165.447    107.744

12 2004      0.000    100.756     0.000    78.086     0.00  2.40  187.407     14.056     20.952     0.000    152.399     90.224
12 2005      0.000     93.703     0.000    72.620     0.00  2.40  174.288     13.072     20.952     0.000    140.265     75.491
12 2006      0.000     87.144     0.000    67.537     0.00  2.40  162.088     12.157     20.952     0.000    128.979     63.107
12 2007      0.000     81.044     0.000    62.809     0.00  2.40  150.742     11.306     20.952     0.000    118.484     52.701
12 2008      0.000     75.371     0.000    58.412     0.00  2.40  140.190     10-514     20.952     0.000    108.723     43.964

12 2009      0.000     70.095     0.000    54.323     0.00  2.40  130.376      9.778     20.952     0.000     99.646     36.630
12 2010      0.000     65.188     0.000    50.521     0.00  2.40  121.250      9.094     20.952     0.000     91.204     30.479
12 2011      0.000     60.625     0.000    46.984     0.00  2.40  112.762      8.457     20.952     0.000     83.353     25.323
12 2012      0.000     56.381     0.000    43.695     0.00  2.40  104.869      7.865     20.952     0.000     76.052     21.004
12 2013      0.000     52.434     0.000    40.637     0.00  2.40   97.528      7.315     20.952     0.000     69.261     17.310
-------      -----    -------     -----    ------     ----  ----  -------     ------     ------   -------    -------    -------

SUBTL        0.000   1158.998     0.000   898.223                2155.736    161.680    284.598   291.000   1418.458    681.772
AFTER        0.000    136.290     0.000   105.625                 253.500     19.012     62.856     0.000    171.631     35.946

TOTAL        0.000   1295.288     0.000  1003.848     0.00  2.40 2409.235    180.693    347.454   291.000   1590.089    717.719

         INITIAL WORKING INTEREST         97.000000 %       NET PRESENT VALUE AT          10%            717.719
         INITIAL NET GAS INTEREST         77.500000 %                                     9%             770.808
         INITIAL NET OIL INTEREST         77.500000 %                                     12%            625.022
                                                                                          15%            513.027
         FINAL WORKING INTEREST           97.000000 %                                     20%            377.468
         FINAL NET GAS INTEREST           77.500000 %
         FINAL NET OIL INTEREST           77.500000 %       TOTAL GAS REVENUE             2409.235
                                                            TOTAL OIL REVENUE             0.000

FILE NAME: BETH2-2
                                         REMAINING LIFE OF PROJECT IS 18 YEARS
DIRECTORY: TEXEAST

                           DRILL 10 DEVELOPMENT WELLS
                  Proved Undeveloped Reserves - Part of Phase 2


                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                                                  10 WELL DEVELOPMENT PROGRAM (6/1/2000)
PROVED UNDEVELOPED RESERVES                                                              BETHANY.N.E.(JENKINS-WOOLWORTH-MOOR
                                                                                                PANOLA COUNTY, TEXAS
                                                                                                    GULFTEX. INC.
                                                             AS OF 07/01/99

YEAR END    GROSS PRODUCTION       NET PRODUCTION     OIL   GAS   NET OPER  SEVR.AND   NET OPER    TOTAL    CASH FLOW  DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF) OIL (MBBL) GAS (MMCF) $BBL  $MCF  REVENUE   ADV. TAX   EXPENSE   INVST(M$)     (M$)    FLOW@ 1O%
--------  ---------- ---------- ---------- ---------- ----  ----  --------  ---------  --------  --------   ---------  ---------

                                                        INITIAL INVESTMENT                           0.000      0.000      0.000
12 1999      0.000      0.000     0.000     0.000     0.00   0.00     0.000     0.000      0.000     0.000      0.000       0.00
12 2000     35.195      0.000    27.276     0.000    18.00   0.00   490.966    22.584     47.530  1261.000   (840.149)  (728.228)
12 2001     55.493      0.000    43.007     0.000    18.00   0.00   774.133    35.610     81.480     0.000    657.043    517.740
12 2002     49.944      0.000    38.707     0.000    18.00   0.00   696.719    32.049     81.480     0.000    583.190    417.769
12 2003     44.950      0.000    34.836     0.000    18.00   0.00   627.047    28.844     81.480     0.000    516.723    336.504

12 2004     40.455      0.000    31.352     0.000    18.00   0.00   564.342    25.960     81.480     0.000    456.902    270.498
12 2005     36.409      0.000    28.217     0.000    18.00   0.00   507.908    23.364     81.480     0.000    403.064    216.931
12 2006     32.768      0.000    25.395     0.000    18.00   0.00   457.117    21.027     81.480     0.000    354.609    173.502
12 2007     29.491      0.000    22.856     0.000    18.00   0.00   411.405    18.925     81.480     0.000    311.000    138.332
12 2008     26.542      0.000    20.570     0.000    18.00   0.00   370.264    17.032     81.480     0.000    271.752    109.886

12 2009     23.888      0.000    18.513     0.000    18.00   0.00   333.238    15.329     81.480     0.000    236.429     86.911
12 2010     21.499      0.000    16.662     0.000    18.00   0.00   299.914    13.796     81.480     0.000    204.638     68.386
12 2011     19.349      0.000    14.996     0.000    18.00   0.00   269.922    12.416     81.480     0.000    176.026     53.477
12 2012     17.414      0.000    13.496     0.000    18.00   0.00   242.930    11.175     81.480     0.000    150.275     41.504
12 2013     15.673      0.000    12.146     0.000    18.00   0.00   218.637    10.057     81.480     0.000    127.099     31.912
-------     ------      -----    ------     -----    -----   ----   -------    ------     ------     -----    -------     ------

SUBTL      449.071      0.000   348.030     0.000                  6264.540   288.169   1106.770  1261.000   3608.601   1735.125
AFTER       57.764      0.000    44.767     0.000                   805.805    37.067    407.400     0.000    361.337     71.706

TOTAL      506.835      0.000   392.797     0.000    18.00   0.00  7070.345   325.236   1514.170   1261.000  3969.939   1806.832

         INITIAL WORKING INTEREST        97.000000 %     NET PRESENT VALUE AT     10%             1806.832 M%
         INITIAL NET GAS INTEREST        77.500000 %                              9%              1941.768 M%
         INITIAL NET OIL INTEREST        77.500000 %                              12%             1569.687 M%
                                                                                  15%             1280.211 M%
         FINAL WORKING INTEREST          97.000000 %                              20%              924.749 M%
         FINAL NET GAS INTEREST          77.500000 %
         FINAL NET OIL INTEREST          77.500000 %     TOTAL GAS REVENUE        0.000 M%
                                                         TOTAL OIL REVENUE        7070.345 M%

FILE NAME: BETH2-3
                                          REMAINING LIFE OF PROJECT IS 20 YEARS
DIRECTORY: TEXEAST

                           DRILL 14 DEVELOPMENT WELLS
                  Proved Undeveloped Reserves - Part of Phase 2


                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                                                  14 WELL DEVELOPMENT PROGRAM (6/1/2000)
PROVED UNDEVELOPED RESERVES                                                             BETHANY, N.E. (SHALLOW GAS ZONES) FI
                                                                                                PANOLA COUNTY, TEXAS
                                                                                                    GULFTEX, INC.
                                                             AS OF 07/01/99

YEAR END    GROSS PRODUCTION       NET PRODUCTION     OIL    GAS   NET OPER  SEVR.AND   NET OPER    TOTAL    CASH FLOW  DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF) OIL (MBBL) GAS (MMCF) $BBL   $MCF  REVENUE   ADV. TAX   EXPENSE   INVST(M$)    (M$)     FLOW@ 10%
--------  ---------- ---------- ---------- ---------- ----  ----  --------  ---------  --------  --------   ---------  ---------

                                                       INITIAL INVESTMENT                            0.000      0.000      0.000
12 1999      0.000      0.000     0.000       0.000    0.00  0.00     0.000     0.000     0.000      0.000      0.000      0.000
12 2000      0.000    170.981     0.000     132-510    0.00  2.40   318.024    23.852    42.777   1154.300   (902.905)  (782.624)
12 2001      0.000    276.685     0.000     214.431    0.00  2.40   514.634    38.598    73.332      0.000    402.705    317.325
12 2002      0.000    257.317     0.000     199.421    0.00  2.40   478.609    35.896    73.332      0.000    369.382    264.607
12 2003      0.000    239.305     0.000     185.461    0.00  2.40   445.106    33.383    73.332      0.000    338.391    220.370

12 2004      0.000    222.553     0.000     172.479    0.00  2.40   413.949    31.046    73.332      0.000    309.570    183.274
12 2005      0.000    206.974     0.000     160.405    0.00  2.40   384.972    28.873    73.332      0.000    282.767    152.187
12 2006      0.000    192.486     0.000     149.176    0.00  2.40   358.024    26.852    73.332      0.000    257.840    126.155
12 2007      0.000    179.012     0.000     138.734    0.00  2.40   332.962    24.972    73.332      0.000    234.657    104.375
12 2008      0.000    166.481     0.000     129.023    0.00  2.40   309.654    23.224    73.332      0.000    213.098     86.169

12 2009      0.000    154.827     0.000     119.991    0.00  2.40   287.978    21.598    73.332      0.000    193.048     70.965
12 2010      0.000    143.989     0.000     111.591    0.00  2.40   267.819    20.086    73.332      0.000    174.401     58.282
12 2011      0.000    133.910     0.000     103.780    0.00  2.40   249.072    18.680    73.332      0.000    157.059     47.716
12 2012      0.000    124.536     0.000      96.515    0.00  2.40   231.637    17.373    73.332      0.000    140.932     38.923
12 2013      0.000    115.818     0.000      89.759    0.00  2.40   215.422    16.157    73.332      0.000    125.933     31.619
-------      -----    -------     -----     -------    ----  ----   -------    ------    ------   --------    -------    -------
SUBTL        0.000   2584.872     0.000    2003.276                4807.861   360.590   996.093   1154.300   2296.879      919.3
AFTER        0.000    703.265     0.000     546.031                1308.072    98.105   586.656      0.000    623.312    109.178

TOTAL        0.000   3288.137     0.000  2548.307       0.00  2.40  6115.933   458.695  1582.749   1154.300  2920.191      1028.5

         INITIAL WORKING INTEREST        97.000000 %      NET PRESENT VALUE AT      10%             1028.519 M$
         INITIAL NET GAS INTEREST        77.500000 %                                9%              1135.333 M$
         INITIAL NET OIL INTEREST        77.500000 %                                12%              844.989 M$
                                                                                    15%              628.655 M$
         FINAL WORKING INTEREST          97.000000 %                                20%              375.880 M$
         FINAL NET GAS INTEREST          77.500000 %
         FINAL NET OIL INTEREST          77.500000 %      TOTAL GAS REVENUE         6115.933 M$
                                                          TOTAL OIL REVENUE         0.000 M$

FILE NAME: BETH2-4
                                          REMAINING LIFE OF PROJECT IS 23 YEARS
DIRECTORY: TEXEAST

                   DRILL 4 PALUXY DEVELOPMENT WELLS (TRACT 11)
                  Proved Undeveloped Reserves - Part of Phase 2



                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                                                  4 PALUXY DEVEL. WELLS Tr. 11 (1/1/2001)
PROVED UNDEVELOPED RESERVES                                                                      BETHANY, N.E. FIELD
                                                                                                PANOLA COUNTY. TEXAS
                                                                                                   GULFTEX , INC.
                                                             AS OF 07/01/99

YEAR END    GROSS PRODUCTION       NET PRODUCTION     OIL    GAS   NET OPER  SEVR.AND   NET OPER    TOTAL    CASH FLOW  DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF) OIL (MBBL) GAS (MMCF) $BBL   $MCF  REVENUE   ADV. TAX   EXPENSE   INVST(M$)    (M$)     FLOW@ 1O%
--------  ---------- ---------- ---------- ---------- ----  ----  --------  ---------  --------  --------   ---------  ---------

                                                       INITIAL INVESTMENT                            0.000      0.000      0.000
12 1999      0.000      0.000     0.000      0.000     0.00  0.00     0.000     0.000     0.000      0.000      0.000       0.00
12 2000      0.000      0.000     0.000      0.000     0.00  0.00     0.000     0.000     0.000      0.000      0.000       0.00
12 2001      0.000    173.190     0.000    134.222     0.00  2.40   322.133    24.160    27.936    388.000   (117.963)   (92.953)
12 2002      0.000    161.066     0.000    124.826     0.00  2.40   299.583    22.469    27.936      0.000    249.179    178.499
12 2003      0.000    149.792     0.000    116.088     0.00  2.40   278.612    20.896    27.936      0.000    229.780    149.639

12 2004      0.000    139.306     0.000    107.962     0.00  2.40   259.109    19.433    27.936      0.000    211.740    125.355
12 2005      0.000    129.555     0.000    100.405     0.00  2.40   240.971    18.073    27.936      0.000    194.963    104.930
12 2006      0.000    120.486     0.000     93.376     0.00  2.40   224.103    16.808    27.936      0.000    179.359     87.757
12 2007      0,000    112.052     0.000     86.840     0.00  2.40   208.416    15.631    27.936      0.000    164.849     73.324
12 2008      0.000    104.208     0.000     80.761     0.00  2.40   193.827    14.537    27.936      0.000    151.354     61.202

12 2009      0.000     96.913     0.000     75.108     0.00  2.40   180.259    13.519    27.936      0.000    138.803     51.024
12 2010      0.000     90.129     0.000     69.850     0.00  2.40   167.640    12.573    27.936      0.000    127.131     42.485
12 2011      0.000     83.820     0.000     64.961     0.00  2.40   155.905    11.693    27.936      0.000    116.276     35.325
12 2012      0.000     77.953     0.000     60.413     0.00  2.40   144.992    10.874    27.936      0.000    106.181     29.326
12 2013      0.000     72.496     0.000     56.184     0.00  2.40   134.842    10.113    27.936      0.000     96.793     24.302
-------      -----    -------     -----    -------     ----  ----   -------    ------    ------    -------    -------    -------

SUBTL        0.000   1510.964     0.000   1170.997                 2810.393   210.779   363.168    388.000   1848.445    870.215
AFTER        0.000    242.666     0.000    188.066                  451.358    33.852   111.744      0.000    305.762     61.554

TOTAL        0.000   1753.629     0.000   1359.063     0.00  2.40  3261.751   244.631   474.912    388.000  2154.207       931.7

         INITIAL WORKING INTEREST         97.000000 %        NET PRESENT VALUE AT     10%              931.769 M$
         INITIAL NET GAS INTEREST         77.500000 %                                 9%              1003.844 M$
         INITIAL NET OIL INTEREST         77.500000 %                                 12%              806.916 M$
                                                                                      15%              657.977 M$
         FINAL WORKING INTEREST           97.000000 %                                 20%              481.081 M$
         FINAL NET GAS INTEREST           77.500000 %
         FINAL NET OIL INTEREST           77.500000 %        TOTAL GAS REVENUE        3261.751 M$
                                                             TOTAL OIL REVENUE        0.000 M$

FILE NAME: BETH2-5
                                           REMAINING LIFE OF PROJECT IS 19 YEARS
DIRECTORY: TEXEAST

                           DRILL 10 DEVELOPMENT WELLS
                  PROVED UNDEVELOPED RESERVES - PART OF PHASE 3



                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                                                  10 WELL DEVELOPMENT PROGRAM (6/1/2000)
PROVED UNDEVELOPED RESERVES                                                            BETHANY, N. E.(JENKINS-WOOLWORTH-MOOR.
                                                                                                PANOLA COUNTY, TEXAS
                                                                                                    GULFTEX, INC.

                                                             AS OF 07/01/99

YEAR END    GROSS PRODUCTION       NET PRODUCTION     OIL    GAS   NET OPER  SEVR.AND   NET OPER    TOTAL    CASH FLOW  DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF) OIL (MBBL) GAS (MMCF) $BBL   $MCF  REVENUE   ADV. TAX   EXPENSE   INVST(M$)    (M$)     FLOW@ 10%
--------  ---------- ---------- ---------- ---------- ----  ----  --------  ---------  --------  --------   ---------  ---------

                                                       INITIAL INVESTMENT                            0.000      0.000      0.000
12 1999      0.000      0.000     0.000     0.000      0.00   0.00    0.000     0.000      0.000     0.000      0.000      0.000
12 2000      0.000      0.000     0.000     0.000      0.00   0.00    0.000     0.000      0.000     0.000      0.000      0.000
12 2001     31.134      0.000    24.129     0.000     18.00   0.00  434.316    19.979     49.907  1261.000   (896.569)  (706.484)
12 2002     49.090      0.000    38.045     0.000     18.00   0.00  684-810    31.501     85.554     0.000    567.754    406.711
12 2003     44.181      0.000    34.240     0.000     18.00   0.00  616.329    28.351     85.554     0.000    502.423    327.192

12 2004     39.763      0.000    30.816     0.000     18.00   0.00  554.696    25.516     85.554     0.000    443.626    262.638
12 2005     35.787      0.000    27.735     0.000     18.00   0.00  499.226    22.964     85.554     0.000    390.707    210.281
12 2006     32.208      0.000    24.961     0.000     18.00   0.00  449.303    20.668     85.554     0.000    343.081    167.862
12 2007     28.987      0.000    22.465     0.000     18.00   0.00  404.372    18.601     85.554     0.000    300.217    133.536
12 2008     26.089      0.000    20.219     0.000     18.00   0.00  363.935    16.741     85.554     0.000    261.640    105.797

12 2009     23.480      0.000    18.197     0.000     18.00   0.00  327.541    15.067     85.554     0.000    226.920     83.416
12 2010     21.132      0.000    16.377     0.000     18.00   0.00  294.787    13.560     85.554     0.000    195.673     65.391
12 2011     19.019      0.000    14.739     0.000     18.00   0.00  265.308    12.204     85.554     0.000    167.550     50.902
12 2012     17.117      0.000    13.265     0.000     18.00   0.00  238.777    10.984     85.554     0.000    142.240     39.284
12 2013     15.405      0.000    11.939     0.000     18.00   0.00  214.899     9.885     85.554     0.000    119.460     29.994
-------     ------      -----    ------     -----     -----   ---- --------   -------   --------  --------   --------   --------
SUBTL      383.391      0.000   297.128     0.000                  5348.299   246.022   1076.555  1261.000   2764.723   1176.520
AFTER       81.509      0.000    63.170     0.000                  1137.055    52.304    684.432     0.000    400.318     74.490

TOTAL      464.900      0.000   360.297     0.000     18.00   0.00 6485.354   298.326   1760.986  1261.000   3165.041   1251.010


         INITIAL WORKING INTEREST          97.000000 %      NET PRESENT VALUE AT      10%             1251.010 M$
         INITIAL NET GAS INTEREST          77.500000 %                                9%              1364.355 M$
         INITIAL NET OIL INTEREST          77.500000 %                                12%             1054.631 M$
                                                                                      15%              820.611 M$
         FINAL WORKING INTEREST            97.000000 %                                20%              544.229 M$
         FINAL NET GAS INTEREST            77.500000 %
         FINAL NET OIL INTEREST            77.500000 %      TOTAL GAS REVENUE         0.000 M$
                                                            TOTAL OIL REVENUE         6485.354 M$

FILE NAME: BETH3-1
                                         REMAINING LIFE OF PROJECT IS 23 YEARS
DIRECTORY: TEXEAST

                                EAST TEXAS FIELD

                           PROVED PRODUCING RESERVES

----------------------------------------------------- ------------------------------------------------------------------------------
PROJECT NAME & LOCATION(1):                           East Texas Field                                           Gregg County, Texas
----------------------------------------------------- ------------------------------------------------------------------------------
Type of Holding                                       Lease

----------------------------------------------------- ------------------------------------------------------------------------------

Working Interest                                      100%
Net revenue interest (before pay out)                 83.6587895%
Net revenue interest (after pay out)                  83.6587895%
Royalties payable (overriding royalties)              16.3412105%
Gross area of the lease                               1.5 acres
Assigned rights (depths, formations)                  From the surface to the base of the Woodbine
Lease expiration                                      Held by production or activity

----------------------------------------------------- ------------------------------------------------------------------------------

Number of wells - oil                                  4
Number of wells - gas                                 -0-
Number of producing wells - oil                        1
Number of producing wells - gas                       -0-
Number of shut-in wells - oil                          3
Number of shut-in wells - gas                         -0-
Number of abandoned wells - oil                       -0-
Number of abandoned wells - gas                       -0-
Number of disposal wells                              -0- (Water disposed of through the East Texas Co-Operative)
Acreage available for exploration/
     Development                                      -0-
----------------------------------------------------- ------------------------------------------------------------------------------

Proximity to pipeline or other modes of transport.    All crude is trucked

----------------------------------------------------- ------------------------------------------------------------------------------

Date of acquisition                                   July 13, 1998 acquired from Joint Venture
Cost of Acquisition (monetary and non-
monetary)                                             Acquired in the same transaction as the J. C. Whatley Project
Breakdown of cost (monetary and non-
monetary)                                             Acquired in the same transaction as the J. C. Whatley Project
How was acquisition structure derived                 Like Kind Exchange

----------------------------------------------------- ------------------------------------------------------------------------------
                                                           1998          1997          1996          1995          1994       YTD*
                                                           ----          ----          ----          ----          ----       ----
Net crude oil (bbls)                                       1,240          727                                                  131
Net gas (mcf)                                                -0-          -0-                                                  -0-
Net cash flow from production                             $7,938.09   $10,334.45                                               -0-

----------------------------------------------------- ------------------------------------------------------------------------------


--------
(1) See page 94 for additional information.

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

SUMMARY                                                         EAST TEXAS FIELD
                                                           TOTAL PROVED RESERVES

                                 AS OF 07/01/99

YEAR END     GROSS PRODUCTION        NET PRODUCTION           NET OPER       SEVR AND     NET OPER    TOTAL    CASH FLOW   DISC CASH
MO. YEAR   OIL(MBBL)  GAS(MMCF)   OIL(MBBL)    GAS(MMCF)       REVENUE       ADV. TAX     EXPENSE   INVST(M$)    (M$)      FLOW@ 1O%
--------   ---------  ---------   ---------    ---------       -------       --------     -------   ---------  ---------   ---------

                                                        INITIAL INVESTMENT                           0.000       0.000         0.000
12 1999      1.000        0.000      0.837        0.000        15.061        0.693          9.900    0.000       4.469         4.365
12 2000      1.927        0.000      1.612        0.000        29.018        1.335         19.800    0.000       7.883         6.833
12 2001      1.834        0.000      1.534        0.000        27.617        1.270         19.800    0.000       6.546         5.158
12 2002      1.304        0.000      1.091        0.000        19.633        0.903         13.200    0.000       5.530         3.961
12 2003      1.242        0.000      1.039        0.000        18.697        0.860         13.200    0.000       4.637         3.019

12 2004      1.182        0.000      0.989        0.000        17.805        0.819         13.200    0.000       3.786         2.242
12 2005      1.126        0.000      0.942        0.000        16.957        0.780         13.200    0.000       2.977         1.602
12 2006      1.072        0.000      0.897        0.000        16.148        0.743         13.200    0.000       2.206         1.079
12 2007      0.540        0.000      0.452        0.000         8.138        0.374          6.000    0.000       1.764         0.785
12 2008      0.513        0.000      0.430        0.000         7.732        0.356          6.000    0.000       1.376         0.556

12 2009      0.488        0.000      0.408        0.000         7.345        0.338          6.000    0.000       1.007         0.370
12 2010      0.463        0.000      0.388        0.000         6.978        0.321          6.000    0.000       0.657         0.219
12 2011      0.440        0.000      0.368        0.000         6.629        0.305          6.000    0.000       0.324         0.098
12 2012      0.418        0.000      0.350        0.000         6.297        0.290          6.000    0.000       0.008         0.002
12 2013      0.000        0.000      0.000        0.000         0.000        0.000          0.000    0.000       0.000         0.000

-------     ------        -----     ------        -----       -------        -----        -------    -----      ------        ------
SUBTL       13.551        0.000     11.336        0.000       204.054        9.386        151.500    0.000      43.167        30.290
AFTER        0.000        0.000      0.000        0.000         0.000        0.000          0.000    0.000       0.000         0.000

TOTAL       13.551        0.000     11.336        0.000       204.054        9.386        151.500    0.000      43.167        30.290

         TOTAL NET GAS REVENUE                      0.000 Ms           NET PRESENT WORTH AT 10%      30.290 M$
         TOTAL NET LIQ REVENUE                    204.054 MS                                 9%      31.246 M$
                                                                                            12%      28.535 M$
                                                                                            15%      26.240 M$
                                                                                            20%      23.125 M$



                             GROSS PRODUCTION        NET PRODUCTION       NET OPER  OPER EXP    TOTAL    CASH FLOW   DISC CASH   LF
RESERVE CATEGORY          OIL(MBBL)   GAS(MMCF)   OIL(MBBL)   GAS(MMCF)    REVENUE   +TAXES   INVST(M$)     (M$)      FLOW@1O%   YR
---------------------     ---------   ---------   ---------   ---------    -------   ------   ---------     ----      --------   --

PROVED PRODUCING             13.551      0.000      11.336      0.000      204.054   160.886     0.000     43.167      30.290     3
                             ------      -----      ------      -----      -------   -------     -----     ------      ------     -
EAST TEXAS FIELD             13.551      0.000      11.336      0.000      204.054   160.886     0.000     43.167      30.290

RESULTS SAVED UNDER: ETFTOT

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

SUMMARY                                                         EAST TEXAS FIELD
                                                       PROVED PRODUCING RESERVES

                                 AS OF 07/01/99

YEAR END     GROSS PRODUCTION        NET PRODUCTION           NET OPER       SEVR AND     NET OPER    TOTAL    CASH FLOW   DISC CASH
MO. YEAR   OIL(MBBL)  GAS(MMCF)   OIL(MBBL)    GAS(MMCF)       REVENUE       ADV. TAX     EXPENSE   INVST(M$)    (M$)      FLOW@ 1O%
--------   ---------  ---------   ---------    ---------       -------       --------     -------   ---------  ---------   ---------

                                                         INITIAL INVESTMENT                            0.000      0.000      0.000
12 1999    1.000       0.000        0.837        0.000          15.061         0.693        9.900      0.000      4.469      4.365
12 2000    1.927       0.000        1.612        0.000          29.018         1.335       19.800      0.000      7.883      6.833
12 2001    1.834       0.000        1.534        0.000          27.617         1.270       19.800      0.000      6.546      5.158
12 2002    1.304       0.000        1.091        0.000          19.633         0.903       13.200      0.000      5.530      3.961
12 2003    1.242       0.000        1.039        0.000          18.697         0.860       13.200      0.000      4.637      3.019

12 2004    1.182       0.000        0.989        0.000          17.805         0.819       13.200      0.000      3.786      2.242
12 2005    1.126       0.000        0.942        0.000          16.957         0.780       11.200      0.000      2.977      1.602
12 2006    1.072       0.000        0.897        0.000          16.148         0.743       13.200      0.000      2.206      1.079
12 2007    0.540       0.000        0.452        0.000           8.138         0.374        6.000      0.000      1.764      0.785
12 2008    0.513       0.000        0.430        0.000           7.732         0.356        6.000      0.000      1.376      0.556

12 2009    0.488       0.000        0.408        0.000           7.346         0.338        6.000      0.000      1.007      0.370
12 2010    0.463       0.000        0.388        0.000           6.978         0.321        6.000      0.000      0.657      0.219
12 2011    0.440       0.000        0.368        0.000           6.629         0.305        6.000      0.000      0.324      0.098
12 2012    0.418       0.000        0.350        0.000           6.297         0.290        6.000      0.000      0.008      0.002
12 2013    0.000       0.000        0.000        0.000           0.000         0.000        0.000      0.000      0.000      0.000

-------   ------       -----       ------        -----         -------         -----      -------      -----     ------     ------
SUBTL     13.551       0.000       11.336        0.000         204.054         9.386      151.500      0.000     43.167     30.290
AFTER      0.000       0.000        0.000        0.000           0.000         0.000        0.000      0.000      0.000      0.000

TOTAL     13.551       0.000       11.336        0.000         204.054         9.386      151.500      0.000     43.167     30.290

         TOTAL NET GAS REVENUE                      0.000 M$           NET PRESENT WORTH AT 10%               30.290 M$
         TOTAL NET LIQ REVENUE                    204.054 M$                                 9%               31.246 M$
                                                                                            12%               28.535 MS
                                                                                            15%               26.240 MS
                                                                                            20%               23.125 MS



                             GROSS PRODUCTION        NET PRODUCTION       NET OPER  OPER EXP    TOTAL    CASH FLOW   DISC CASH   LF
LEASE NAME                OIL(MBBL)   GAS(MMCF)   OIL(MBBL)   GAS(MMCF)    REVENUE   +TAXES   INVST(M$)     (M$)      FLOW@1O%   YR
---------------------     ---------   ---------   ---------   ---------    -------  --------  ---------     ----      --------   --
FLORENCE LEASE               7.935      0.000       6.638        0.000     119.488   86.496     0.000      32.991     22.239     14
LAIRD, ROY M. "BLK 122"      4.407      0.000       3.687        0.000      66.365   57.053     0.000       9.313      7.270     08
PROTHRO LEASE                1.209      0.000       1.011        0.000      18.201   17.337     0.000       0.863      0.781     03
---------------------     --------      -----      ------        -----     -------  -------     -----      ------     ------
EAST TEXAS FIELD            13.551      0.000      11.336        0.000     204.054  160.886     0.000      43.167     30.290

RESULTS SAVED UNDER: ETFPP

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                      FLORENCE LEASE
PROVED PRODUCING RESERVES                           EAST TEXAS (WOODBINE) FIELD
                                                         GREGG COUNTY. TEXAS
                                                               GULFTEX

                                 AS OF 07/01/99

YEAR END    GROSS PRODUCTION     NET PRODUCTION     OIL    GAS      NET OPER       SEVR AND   NET OPER  TOTAL   CASH FLOW DISC CASH
MO. YEAR  OIL(MBBL)  GAS(MMCF) OIL(MBBL) GAS(MMCF) $BBL    $MCF     REVENUE        ADV. TAX   EXPENSE  INVST(M$)   (M$)    FLOW@1O%
--------  ---------  --------- --------- --------- ----    ----     -------        --------   -------  ---------   ----    --------

                                                                 INITIAL INVESTMENT                        0.000   0.000      0.000
12 1999    0.402      0.000     0.337     0.000    18.00    0.00       6.057           0.279    3.000      0.000   2.779      2.714
12 2000    0.774      0.000     0.647     0.000    18.00    0.00      11.654           0.536    6.000      0.000   5.118      4.436
12 2001    0.735      0.000     0.615     0.000    18.00    0.00      11.071           0.509    6.000      0.000   4.562      3.595
12 2002    0.698      0.000     0.584     0.000    18.00    0.00      10.518           0.484    6.000      0.000   4.034      2.890
12 2003    0.664      0.000     0.555     0.000    18.00    0.00       9.992           0.460    6.000      0.000   3.532      2.300

12 2004    0.630      0.000     0.527     0.000    18.00    0.00       9.492           0.437    6.000      0.000   3.056      1.809
12 2005    0.599      0.000     0.501     0.000    18.00    0.00       9.018           0.415    6.000      0.000   2.603      1.401
12 2006    0.569      0.000     0.476     0.000    18.00    0.00       8.567           0.394    6.000      0.000   2.173      1.063
12 2007    0.540      0.000     0.452     0.000    18.00    0.00       8.138           0.374    6.000      0.000   1.764      0.785
12 2008    0.513      0.000     0.430     0.000    18.00    0.00       7.732           0.356    6.000      0.000   1.376      0.556

12 2009    0.488      0.000     0.408     0.000    18.00    0.00       7.345           0.338    6.000      0.000   1.007      0.370
12 2010    0.463      0.000     0.388     0.000    18.00    0.00       6.978           0.321    6.000      0.000   0.657      0.219
12 2011    0.440      0.000     0.368     0.000    18.00    0.00       6.629           0.305    6.000      0.000   0.324      0.098
12 2012    0.418      0.000     0.350     0.000    18.00    0.00       6.297           0.290    6.000      0.000   0.008      0.002
12 2013    0.000      0.000     0.000     0.000     0.00    0.00       0.000           0.000    0.000      0.000   0.000      0.000

-------    -----      -----     -----     -----    -----    ----     -------           -----   ------      -----  ------     ------
SUBTL      7.935      0.000     6.638     0.000                      119.488           5.496   81.000      0.000  32.991     22.239
AFTER      0.000      0.000     0.000     0.000                        0.000           0.000    0.000      0.000   0.000      0.000

TOTAL      7.935      0.000     6.638     0.000    18.00    0.00     119.488           5.496   81.000      0.000  32.991     22.239

         INITIAL WORKING INTEREST               100.000000%           NET PRESENT VALUE AT        10%               22.239 M$
         INITIAL NET GAS INTEREST                83.658790%                                        9%               23.021 M$
         INITIAL NET OIL INTEREST                83-658790%                                       12%               20.811 M$
                                                                                                  15%               18.960 M$
         FINAL WORKING INTEREST                 100.000000%                                       20%               16.480 M$
         FINAL NET GAS INTEREST                  83.658790%
         FINAL NET OIL INTEREST                  83.658790%           TOTAL GAS REVENUE      0.000 M$
                                                                      TOTAL OIL REVENUE    119.488 M$

FILE NAME: FLORENCE
                                           REMAINING LIFE OF PROJECT IS 14 YEARS
DIRECTORY: TEXEAST

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                 LAIRD, ROY M. "BLK 122"
PROVED PRODUCING RESERVES                           EAST TEXAS(WOODBINE) FIELD
                                                        GREGG COUNTY, TEXAS
                                                              GULFTEX

                                 AS OF 07/01/99

YEAR END    GROSS PRODUCTION     NET PRODUCTION      OIL   GAS       NET OPER      SEVR. AND  NET OPER   TOTAL   CASH FLOW DISC CASH
MO. YEAR  OIL(MBBL)  GAS(MMCF) OIL(MBBL) GAS(MMCF)  $BBL   $MCF      REVENUE       ADV. TAX   EXPENSE   INVST(M$)   (M$)    FLOW@10%
--------  ---------  --------- --------- ---------  ----   ----      -------       --------   -------   ---------   ----    --------

                                                                INITIAL INVESTMENT                       0.000      0.000    0.000
12 1999      0.344      0.000     0.287     0.000  18.00    0.00       5.174       0.238      3.600      0.000      1.336    1.305
12 2000      0.664      0.000     0.555     0.000  18.00    0.00       9.994       0.460      7.200      0.000      2.334    2.023
12 2001      0.634      0.000     0.530     0.000  18.00    0.00       9.544       0.439      7.200      0.000      1.905    1.501
12 2002      0.605      0.000     0.506     0.000  18.00    0.00       9.115       0.419      7.200      0.000      1.496    1.071
12 2003      0.578      0.000     0.484     0.000  18.00    0.00       8.705       0.400      7.200      0.000      1.104    0.719

12 2004      0.552      0.000     0.462     0.000  18.00    0.00       8.313       0.382      7.200      0.000      0.731    0.433
12 2005      0.527      0.000     0.441     0.000  18.00    0.00       7.939       0.365      7.200      0.000      0.374    0.201
12 2006      0.503      0.000     0.421     0.000  18.00    0.00       7.582       0.349      7.200      0.000      0.033    0.016
12 2007      0.000      0.000     0.000     0.000   0.00    0.00       0.000       0.000      0.000      0.000      0.000    0.000
12 2008      0.000      0.000     0.000     0.000   0.00    0.00       0.000       0.000      0.000      0.000      0.000    0.000

12 2009      0.000      0.000     0.000     0.000   0.00    0.00       0.000       0.000      0.000      0.000      0.000    0.000
12 2010      0.000      0.000     0.000     0.000   0.00    0.00       0.000       0.000      0.000      0.000      0.000    0.000
12 2011      0.000      0.000     0.000     0.000   0.00    0.00       0.000       0.000      0.000      0.000      0.000    0.000
12 2012      0.000      0.000     0.000     0.000   0.00    0.00       0.000       0.000      0.000      0.000      0.000    0.000
12 2013      0.000      0.000     0.000     0.000   0.00    0.00       0.000       0.000      0.000      0.000      0.000    0.000

-------      -----      -----     -----     -----   -----   ----     -------       -----     ------      -----     ------    ------
SUBTL        4.407      0.000     3.687     0.000                     66.365       3.053     54.000      0.000      9.313     7.27
AFTER        0.000      0.000     0.000     0.000                      0.000       0.000      0.000      0.000      0.000     0.00

TOTAL        4.407      0.000     3.687     0.000  18.00    0.00      66.365       3.053     54.000      0.000      9.313      7.2

         INITIAL WORKING INTEREST               100.000000%           NET PRESENT VALUE AT       10%                7.270 M$
         INITIAL NET GAS INTEREST                83.658790%                                       9%                7.436 M$
         INITIAL NET OIL INTEREST                83.658790%                                      12%                6.957 M$
                                                                                                 15%                6.534 M$
         FINAL WORKING INTEREST                 100.000000%                                      20%                5.928 M$
         FINAL NET GAS INTEREST                  83.658790%
         FINAL NET OIL INTEREST                  83.658790%           TOTAL GAS REVENUE       0.000 M$
                                                                      TOTAL OIL REVENUE      66.365 M$

FILE NAME: LAIRD
                                            REMAINING LIFE OF PROJECT IS 8 YEARS
DIRECTORY: TEXEAST

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                       PROTHRO LEASE
PROVED PRODUCING RESERVES                            EAST TEXAS(WOODBINE) FIELD
                                                         GREGG COUNTY, TEXAS
                                                               GULFTEX
                                 AS OF 07/01/99

YEAR END    GROSS PRODUCTION     NET PRODUCTION      OIL     GAS     NET OPER      SEVR. AND  NET OPER  TOTAL   CASH FLOW  DISC CASH
MO. YEAR  OIL(MBBL)  GAS(MMCF) OIL(MBBL) GAS(MMCF)  $BBL     $MCF    REVENUE       ADV. TAX   EXPENSE  INVST(M$)   (M$)     FLOW@10%
--------  ---------  --------- --------- ---------  ----     ----    -------       --------   -------  ---------   ----     --------

                                                                  INITIAL INVESTMENT                       0.000   0.000      0.000
12 1999     0.254     0.000      0.213     0.000   18.00     0.00     3.830          0.176      3.300      0.000   0.354      0.346
12 2000     0.489     0.000      0.409     0.000   18.00     0.00     7.369          0.339      6.600      0.000   0.430      0.373
12 2001     0.465     0.000      0.389     0.000   18.00     0.00     7.001          0.322     .6.600      0.000   0.079      0.062
12 2002     0.000     0.000      0.000     0.000    0.00     0.00     0.000          0.000      0.000      0.000   0.000      0.000
12 2003     0.000     0.000      0.000     0.000    0.00     0.00     0.000          0.000      0.000      0.000   0.000      0.000

12 2004     0.000     0.000      0.000     0.000    0.00     0.00     0.000          0.000      0.000      0.000   0.000      0.000
12 2005     0.000     0.000      0.000     0.000    0.00     0.00     0.000          0.000      0.000      0.000   0.000      0.000
12 2006     0.000     0.000      0.000     0.000    0.00     0.00     0.000          0.000      0.000      0.000   0.000      0.000
12 2007     0.000     0.000      0.000     0.000    0.00     0.00     0.000          0.000      0.000      0.000   0.000      0.000
12 2008     0.000     0.000      0.000     0.000    0.00     0.00     0.000          0.000      0.000      0.000   0.000      0.000

12 2009     0.0(0     0.000      0.000     0.000    0.00     0.00     0.000          0.000      0.000      0.000   0.000      0.000
12 2010     0.000     0.000      0.000     0.000    0.00     0.00     0.000          0.000      0.000      0.000   0.000      0.000
12 2011     0.0(0     0.000      0.000     0.000    0.00     0.00     0.000          0.000      0.000      0.000   0.000      0.000
12 2012     0.000     0.000      0.000     0.000    0.00     0.00     0.000          0.000      0.000      0.000   0.000      0.000
12 2013     0.000     0.000      0.000     0.000    0.00     0.00     0.000          0.000      0.000      0.000   0.000      0.000

-------     -----     -----      -----     -----   -----     ----    -------         -----     ------      -----   ------     -----
SUBTL       1.209     0.000      1.011     0.000                     18.201          0.837     16.500      0.000   0.863      0.781
AFTER       0.000     0.000      0.000     0.000                      0.000          0.000      0.000      0.000   0.000      0.000

TOTAL       1.209     0.000      1.011     0.000   18.00     0.00    18.201          0.837     16.500      0.000   0.863      0.781

         INITIAL WORKING INTEREST               100.000000%           NET PRESENT VALUE AT      10%               0.7811 M$
         INITIAL NET GAS INTEREST                83.658790%                                      9%                0.789 M$
         INITIAL NET OIL INTEREST                83.658790%                                     12%                0.767 M$
                                                                                                15%                0.747 M$
         FINAL WORKING INTEREST                 100.000000%                                     20%                0.716 M$
         FINAL NET GAS INTEREST                  83.658790X
         FINAL NET OIL INTEREST                  83.658790X           TOTAL GAS REVENUE      0.000 M$
                                                                      TOTAL OIL REVENUE     18.201 M$

FILE NAME: PROTHRO
                                            REMAINING LIFE OF PROJECT IS 3 YEARS
DIRECTORY: TEXEAST

                         MITCHELL CREEK & TALCO FIELDS

                           PROVED PRODUCING RESERVES
                                      AND
                         PROVED NON-PRODUCING RESERVES

                              MITCHELL CREEK FIELD
                       Franklin & Hopkins Counties, Texas



         The Mitchell Creek Field has been producing crude oil since the 1950's from multiple zones. Those zones include the Sub-Clarksville, Eagle Ford, Woodbine, Paluxy and Glenrose.

         The J. L. Hedrick lease, included in this report, currently produces from the Paluxy formation at a depth of 4515 feet. Average pay thickness is 29 feet and the crude oil produced from this zone has a specific gravity of 20.

                                   TALCO FIELD
                        Franklin & Titus Counties, Texas



         The Talco Field was discovered in 1936 and currently produces from the Paluxy formation at approximately 4300 feet. It has a strong water drive and produces huge volumes of water with every barrel of oil. The Talco Field has produced in this manner for more than 40 years and will likely continue to do so for many more years. The Paluxy formation producing in this field has an average thickness of 35 feet and the crude oil has a specific gravity of 22.

----------------------------------------------------- ------------------------------------------------------------------------------
PROJECT NAME & LOCATION(1):                           Mitchell Creek Field         Franklin and Hopkins Counties, Texas
----------------------------------------------------- ------------------------------------------------------------------------------
Type of Holding                                       Lease

----------------------------------------------------- ------------------------------------------------------------------------------

Working Interest                                      95.5%
Net revenue interest (before pay out)                 74.12%
Net revenue interest (after pay out)                  74.12%
Royalties payable (overriding royalties)              22.5%
Gross area of the lease                               1,200 acres
Assigned rights (depths, formations)                  From the surface to the base of the Travis Peak
Lease expiration                                      Held by production or activity

----------------------------------------------------- ------------------------------------------------------------------------------

Number of wells - oil                                  5
Number of wells - gas                                 -0-
Number of producing wells - oil                        3
Number of producing wells - gas                       -0-
Number of shut-in wells - oil                          2
Number of shut-in wells - gas                         -0-
Number of abandoned wells - oil                       -0-
Number of abandoned wells - gas                       -0-
Number of disposal wells                               1
Acreage available for exploration/
     Development                                      10 acres or 1 infield developmental drilling location
----------------------------------------------------- ------------------------------------------------------------------------------

Proximity to pipeline or other modes of transport.    All crude is trucked

----------------------------------------------------- ------------------------------------------------------------------------------

Date of acquisition                                   October 8, 1997 acquired from Joint Venture
Cost of Acquisition (monetary and non-
monetary)                                             330,415 shares of TBX Resources Stock
Breakdown of cost (monetary and non-
monetary)                                             330,415 shares of TBX Resources Stock
How was acquisition structure derived                 Like Kind Exchange

----------------------------------------------------- ------------------------------------------------------------------------------
                                                           1998          1997          1996          1995          1994       YTD*
                                                           ----          ----          ----          ----          ----       ----
Net crude oil (bbls)                                        709         2,194          4,906                                   388
Net gas (mcf)                                               -0-           -0-            -0-                                   -0-
Net cash flow from production                            $7,453.81    $43,754.07     $15,595.38                          $3,677.89

----------------------------------------------------- ------------------------------------------------------------------------------



--------
(1) See page 94 for additional information.

----------------------------------------------------- ------------------------------------------------------------------------------
PROJECT NAME & LOCATION(1):                           Talco Field                                             Franklin County, Texas
----------------------------------------------------- ------------------------------------------------------------------------------
Type of Holding                                       Lease

----------------------------------------------------- ------------------------------------------------------------------------------

Working Interest                                      97%
Net revenue interest (before pay out)                 80%
Net revenue interest (after pay out)                  80%
Royalties payable (overriding royalties)              17.5%
Gross area of the lease                               328 acres
Assigned rights (depths, formations)                  All Depths
Lease expiration                                      Held by production or activity

----------------------------------------------------- ------------------------------------------------------------------------------

Number of wells - oil                                 14
Number of wells - gas                                 -0-
Number of producing wells - oil                        2
Number of producing wells - gas                       -0-
Number of shut-in wells - oil                         12
Number of shut-in wells - gas                         -0-
Number of abandoned wells - oil                       -0-
Number of abandoned wells - gas                       -0-
Number of disposal wells                               5
Acreage available for exploration/
     Development                                      20 acres or 2 infield developmental drilling locations
----------------------------------------------------- ------------------------------------------------------------------------------

Proximity to pipeline or other modes of transport.    All crude is trucked

----------------------------------------------------- ------------------------------------------------------------------------------

Date of acquisition                                   November 15, 1997 acquired from Joint Venture
Cost of Acquisition (monetary and non-
monetary)                                             471,246 shares of TBX Resources Stock
Breakdown of cost (monetary and non-
monetary)                                             471,246 shares of TBX Resources Stock
How was acquisition structure derived                 Like Kind Exchange

----------------------------------------------------- ------------------------------------------------------------------------------
                                                           1998          1997          1996          1995          1994      YTD*
                                                           ----          ----          ----          ----          ----      ----
Net crude oil (bbls)                                       2,708        12,539        2,915                                 1,413
Net gas (mcf)                                                -0-           -0-          -0-                                   -0-
Net cash flow from production                            $36,905.39   $152,389.37   $25,168.93                            $14,747.55

----------------------------------------------------- ------------------------------------------------------------------------------


--------
(1) See page 94 for additional information.

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

SUMMARY                                                                                     MITCHELL CREEK & TALCO FIELDS
                                                                                                TOTAL PROVED RESERVES

                                                             AS OF 04/01/99

YEAR END      GROSS PRODUCTION         NET PRODUCTION       NET OPER    SEVR.AND   NET OPER    TOTAL    CASH FLOW   DISC CASH
MO. YEAR    OIL (MBBL) GAS (MMCF)  OIL (MBBL) GAS (MMCF)     REVENUE    ADV. TAX   EXPENSE   INVST(M$)     (M$)     FLOW@ 10%
--------    ---------- ----------  ---------- ----------    --------    --------   --------  ---------  ---------   ---------
                                                     INITIAL INVESTMENT                         0.000      0.000        0.000
12 1999     21.931      0.000       17.325      0.000         285.867     13.150     48.843   135.800     88.074       86.025
12 2000     38.796      0.000       30.636      0.000         505.488     23.252     97.686     0.000    384.549      333.321
12 2001     33.775      0.000       26.659      0.000         439.880     20.234     97.686     0.000    321.960      253.700
12 2002     29.461      0.000       23.244      0.000         383.527     17.642     97.686     0.000    268.198      192.124
12 2003     25.747      0.000       20.305      0.000         335.038     15.412     97.686     0.000    221.940      144.533

12 2004     22.544      0.000       17.772      0.000         293.241     13.489     97.686     0.000    182.066      107.788
12 2005     19.777      0.000       15.585      0.000         257.148     11.829     97.686     0.000    147.633       79.457
12 2006     17.382      0.000       13.692      0.000         225.924     10.393     97.686     0.000    117.846       57.659
12 2007     15.305      0.000       12.052      0.000         198.862      9.148     97.686     0.000     92.029       40.934
12 2008     13.501      0.000       10.628      0.000         175.365      8.067     97.686     0.000     69.612       28.148

12 2009     11.931      0.000        9.389      0.000         154.924      7.127     97.686     0.000     50.111       18.421
12 2010      6.906      0.000        5.385      0.000          88.847      4.087     48.798     0.000     35.962       12.018
12 2011      6.075      0.000        4.735      0.000          78.119      3.593     48.798     0.000     25.728        7.816
12 2012      3.537      0.000        2.717      0.000          44.823      2.062     25.518     0.000     17.243        4.762
12 2013      1.733      0.000        1.284      0.000          21.188      0.975      5.730     0.000     14.484        3.636
-------     ------      -----       ------      -----         -------     ------     ------     -----    -------      -------
SUBTL      268.399      0.000      211.409      0.000        3488.242    160.459   1154.547   135.800   2037.436     1370.344
AFTER       10.156      0.000        7.528      0.000         124.202      5.713     57.300     0.000     61.190       10.928

TOTAL      278.555      0.000      218.936      0.000        3612.444    166.172   1211.847   135.800   2098.626     1381.272


         TOTAL NET GAS REVENUE                      0.000 M$           NET PRESENT WORTH AT          10%             1381.272 M$
         TOTAL NET LIQ REVENUE                   3612.444 M$                                          9%             1431.782 M$
                                                                                                     12%             1289.493 M$
                                                                                                     15%             1171.197 M$
                                                                                                     20%             1013.373 M$


                             GROSS PRODUCTION       NET PRODUCTION      NET OPER   OPER EXP     TOTAL    CASH FLOW DISC CASH  LF
RESERVE CATEGORY          OIL (MBBL) GAS (MMCF)  OIL (MBBL) GAS (MMCF)  REVENUE    +TAXES      INVST(M$)    (M$)    FLOW@10%  YR
                         ----------- ----------  ---------- ----------  -------    ------      -------  --------    --------  --
PROVED PRODUCING         140.507      0.000      108.498      0.000    1790.211   736.059        0.000  1054.153     672.062  25

PROVED NONPRODUCING      138.048      0.000      110.438      0.000    1822.233   641.961      135.800  1044.473     709.210   0
                         -------      -----      -------      -----    --------   -------      -------  --------    --------   -

MITCHELL CREEK &
  TALCO FIELDS           278.555      0.000      218.936      0.000    3612.444  1378.020      135.800  2098.626    1381.272

RESULTS SAVED UNDER: MITCHTOT

                         MITCHELL CREEK & TALCO FIELDS

                           PROVED PRODUCING RESERVES

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

SUMMARY                                            MITCHELL CREEK & TALCO FIELDS
                                                       PROVED PRODUCING RESERVES

                                                            AS OF 07/01/99

YEAR END     GROSS PRODUCTION        NET PRODUCTION           NET OPER       SEVR. AND    NET OPER    TOTAL    CASH FLOW   DISC CASH
MO. YEAR   OIL(MBBL)  GAS(MMCF)   OIL(MBBL)    GAS(MMCF)       REVENUE       ADV. TAX     EXPENSE   INVST(M$)    (M$)      FLOW@ 10%
--------   ---------  ---------   ---------    ---------       -------       --------     -------   ---------  ---------   ---------



                                                          INITIAL INVESTMENT                          0.000      0.000      0.000
12 1999      9.487      0.000       7.370        0.000         121.600        5.594       27.309      0.000     88.698     86.634
12 2000     17.302      0.000      13.441        0.000         221.773       10.202       54.618      0.000    156.954    136.045
12 2001     15.572      0.000      12.097        0.000         199.596        9.181       54.618      0.000    135.796    107.006
12 2002     14.015      0.000      10.887        0.000         179.636        8.263       54.618      0.000    116.755     83.637
12 2003     12.613      0.000       9.798        0.000         161.672        7.437       54.618      0.000     99.618     64.874

12 2004     11.352      0.000       8.818        0.000         145.505        6.693       54.618      0.000     84.194     49.845
12 2005     10.217      0.000       7.937        0.000         130.955        6.024       54.618      0.000     70.313     37.843
12 2006      9.195      0.000       7.143        0.000         117.859        5.422       54.618      0.000     57.820     28.290
12 2007      8.275      0.000       6.429        0.000         106.073        4.879       54.618      0.000     46.576     20.717
12 2008      7.448      0.000       5.786        0.000          95.466        4.391       54.618      0.000     36.456     14.742

12 2009      6.703      0.000       5.207        0.000          85.919        3.952       54.618      0.000     27.349     10.053
12 2010      2.377      0.000       1.762        0.000          29.065        1.337        5.730      0.000     21.998      7.351
12 2011      2.139      0.000       1.585        0.000          26.158        1.203        5.730      0.000     19.225      5.841
12 2012      1.925      0.000       1.427        0.000          23.542        1.083        5.730      0.000     16.730      4.620
12 2013      1.733      0.000       1.284        0.000          21.188        0.975        5.730      0.000     14.484      3.636

SUBTL      130.351      0.000     100.970        0.000        1666.009       76.636      596.409      0.000    992.963    661.134
AFTER       10.156      0.000       7.527        0.000         124.203        5.713       57.300      0.000     61.189     10.928

TOTAL      140.507      0.000     108.498        0.000        1790.211       82.350      653.709      0.000   1054.153    672.062

         TOTAL NET GAS REVENUE                      0.000 M$           NET PRESENT WORTH AT 10%      672.062 M$
         TOTAL NET LIQ REVENUE                   1790.211 M$                                 9%      697.524 M$
                                                                                            12%      626.340 M$
                                                                                            15%      568.418 M$
                                                                                            20%      492.827 M$



                             GROSS PRODUCTION        NET PRODUCTION       NET OPER  OPER EXP    TOTAL    CASH FLOW   DISC CASH   LF
LEASE NAME                OIL(MBBL)   GAS(MMCF)   OIL(MBBL)   GAS(MMCF)    REVENUE   +TAXES   INVST(M$)     (M$)      FLOW@10%   YR
---------------------     ---------   ---------   ---------   ---------    -------   ------   ---------     ----      --------   --

HAGANSPOR'r UNIT            74.047      0.000       59.238      0.000      977.425   558.286    0.000      419.139    305.318    11
HEDRICK, J.L. #1-A          66.460      0.000       49.260      0.000      812.786   177.773    0.000      635.013    366.744    25

MITCHELL CREEK &
  TALCO FIELDS             140.507      0.000      108.498      0.000     1790.211   736.059    0.000     1054.153    672.062

RESULTS SAVED UNDER: MITCHPP

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                      HAGANSPORT UNIT
PROVED PRODUCING RESERVES                                    TALCO FIELD
                                                       FRANKLIN COUNTY. TEXAS
                                                            GULFTEX. INC.

                                 AS OF 07/01/99

YEAR END   GROSS PRODUCTION       NET PRODUCTION      OIL   GAS       NET OPER     SEVR AND  NET OPER   TOTAL   CASH FLOW  DISC CASH
MO. YEAR OIL(MBBL)   GAS(MMCF)  OIL(MBBL) GAS(MMCF)  $BBL   $MCF       REVENUE     ADV. TAX  EXPENSE   INVST(M$)   (M$)    FLOW@10%
-------- ---------   ---------  --------- ---------  ----   ----       -------     --------  -------   ---------   ----    --------
                                                                 INITIAL INVESTMENT                      0.000      0.000      0.000
12 1999     5.750      0.000      4.600     0.000    16.50  0.00        75.895       3.491   24.444      0.000     47.960     46.844
12 2000    10.486      0.000      8.389     0.000    16.50  0.00       138.416       6.367   48.888      0.000     83.161     72.082
12 2001     9.437      0.000      7.550     0.000    16.50  0.00       124.574       5.730   48.888      0.000     69.956     55.124
12 2002     8.494      0.000      6.795     0.000    16.50  0.00       112.117       5.157   48.888      0.000     58.071     41.599
12 2003     7.644      0.000      6.115     0.000    16.50  0.00       100.905       4.642   48.888      0.000     47.375     30.852

12 2004     6.880      0.000      5.504     0.000    16.50  0.00        90.814       4.177   48.888      0.000     37.749     22.348
12 2005     6.192      0.000      4.954     0.000    16.50  0.00        81.733       3.760   48.888      0.000     29.085     15.654
12 2006     5.573      0.000      4.458     0.000    16.50  0.00        73.560       3.384   48.888      0.000     21.288     10.416
12 2007     5.015      0.000      4.012     0.000    16.50  0.00        66.204       3.045   48.888      0.000     14.270      6.347
12 2008     4.514      0.000      3.611     0.000    16.50  0.00        59.583       2.741   48.888      0.000      7.954      3.216

12 2009     4.062      0.000      3.250     0.000    16.50  0.00        53.625       2.467   48.888      0.000      2.270      0.835
12 2010     0.000      0.000      0.000     0.000     0.00  0.00         0.000       0.000    0.000      0.000      0.000      0.000
12 2011     0.000      0.000      0.000     0.000     0.00  0.00         0.000       0.000    0.000      0.000      0.000      0.000
12 2012     0.000      0.000      0.000     0.000     0.00  0.00         0.000       0.000    0.000      0.000      0.000      0.000
12 2013     0.000      0.000      0.000     0.000     0.00  0.00         0.000       0.000    0.000      0.000      0.000      0.000

SUBTL      74.047      0.000     59.238     0.000                        7.425      44.962  513.324      0.000    419.139    305.318
AFTER       0.000      0.000      0.000     0.000                        0.000       0.000    0.000      0.000      0.000      0.000

TOTAL      74.047      0.000     59.238     0.000    16.50 0.000       977.425      44.962  513.324      0.000    419.139      305.3

         INITIAL WORKING INTEREST                97.000000%           NET PRESENT VALUE AT          10%              305.318 M$
         INITIAL NET GAS INTEREST                80.000000%                                          9%              314.070 M$
         INITIAL NET OIL INTEREST                80.000000%                                         12%              289.111 M$
                                                                                                    15%              267.636 M$
         FINAL WORKING INTEREST                  97.000000%                                         20%              237.950 M$
         FINAL NET GAS INTEREST                  80.000000%
         FINAL NET OIL INTEREST                  80.000000%           TOTAL GAS REVENUE        0.000 M$
                                                                      TOTAL OIL REVENUE      977.425 M$

FILE NAME: HAGAN
                                           REMAINING LIFE OF PROJECT IS 11 YEARS
DIRECTORY: TEXEAST

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                     HEDRICK. J.L.  #1-A
PROVED PRODUCING RESERVES                                MITCHELL CREEK FIELD
                                                         HOPKINS COUNTY, TEXAS
                                                                GULFTEX
                                 AS OF 07/01/99

YEAR END    GROSS PRODUCTION     NET PRODUCTION      OIL     GAS     NET OPER       SEVR. AND  NET OPER  TOTAL   CASH FLOW DISC CASH
MO. YEAR  OIL(MBBL)  GAS(MMCF) OIL(MBBL) GAS(MMCF)  $BBL     $MCF    REVENUE        ADV. TAX   EXPENSE  INVST(M$)   (M$)    FLOW@10%
--------  ---------  --------- --------- ---------  ----     ----    -------        --------   -------  ---------   ----    --------

                                                                  INITIAL INVESTMENT                     0.000      0.000    0.000
12 1999     3.737      0.000     2.770     0.000    16.50    0.00     45.706          2.102     2.865    0.000     40.738   39.790
12 2000     6.816      0.000     5.052     0.000    16.50    0.00     83.357          3.834     5.730    0.000     73.793   63.963
12 2001     6.134      0.000     4.547     0.000    16.50    0.00     75.022          3.451     5.730    0.000     65.841   51.882
12 2002     5.521      0.000     4.092     0.000    16.50    0.00     67.519          3.106     5.730    0.000     58.684   42.038
12 2003     4.969      0.000     3.683     0.000    16.50    0.00     60.767          2.795     5.730    0.000     52.242   34.022

12 2004     4.472      0.000     3.315     0.000    16.50    0.00     54.691          2.516     5.730    0.000     46.445   27.497
12 2005     4.025      0.000     2.983     0.000    16.50    0.00     49.222          2.264     5.730    0.000     41.227   22.189
12 2006     3.622      0.000     2.685     0.000    16.50    0.00     44.299          2.038     5.730    0.000     36.532   17.874
12 2007     3.260      0.000     2.416     0.000    16.50    0.00     39.869          1.834     5.730    0.000     32.305   14.369
12 2008     2.934      0.000     2.175     0.000    16.50    0.00     35.883          1.651     5.730    0.000     28.502   11.525

12 2009     2.641      0.000     1.957     0.000    16.50    0.00     32.294          1.486     5.730    0.000     25.079    9.219
12 2010     2.377      0.000     1.762     0.000    16.50    0.00     29.065          1.337     5.730    0.000     21.998    7.351
12 2011     2.139      0.000     1.585     0.000    16.50    0.00     26.158          1.203     5.730    0.000     19.225    5.841
12 2012     1.925      0.000     1.427     0.000    16.50    0.00     23.542          1.083     5.730    0.000     16.730    4.620
12 2013     1.733      0.0(0     1.284     0.000    16.50    0.00     21.188          0.975     5.730    0.000     14.484    3.636

SUBTL      56.304      0.000    41.732     0.000                       8.584         31.675    83.085    0.000    573.824    355.8
AFTER      10.156      0.000     7.527     0.000                       4.203          5.713    57.300    0.000     61.189     10.9

TOTAL      66.459      0.000    49.260     0.000    16.50    0.00    812.786         37.388   140.385    0.000    635.013    366.7

         INITIAL WORKING INTEREST                95.500000 %           NET PRESENT VALUE AT          10%              366.744 M$
         INITIAL NET GAS INTEREST                74.120000 %                                          9%              383.454 M$
         INITIAL NET OIL INTEREST                74.120000 %                                         12%              337.229 M$
                                                                                                     15%              300.782 M$
         FINAL WORKING INTEREST                  95.500000 %                                         20%              254.876 M$
         FINAL NET GAS INTEREST                  74.120000 %
         FINAL NET OIL INTEREST                  74.120000 %           TOTAL GAS REVENUE        0.000 M$
                                                                       TOTAL OIL REVENUE      812.786 M$

FILE NAME: HED
                                           REMAINING LIFE OF PROJECT IS 25 YEARS
DIRECTORY: TEXEAST

                         MITCHELL CREEK & TALCO FIELDS

                         PROVED NON-PRODUCING RESERVES

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

SUMMARY                                                                                     MITCHELL CREEK & TALCO FIELDS
                                                                                            PROVED NON-PRODUCING RESERVES

                                                  AS OF 04/01/99

YEAR END      GROSS PRODUCTION         NET PRODUCTION       NET OPER    SEVR. AND  NET OPER    TOTAL    CASH FLOW   DISC CASH
MO. YEAR    OIL (MBBL) GAS (MMCF)  OIL (MBBL) GAS (MMCF)     REVENUE    ADV. TAX   EXPENSE   INVST(M$)     (M$)     FLOW@ 10%
--------    ---------- ----------  ---------- ----------    --------    ---------  --------  ---------  ---------   ---------
                                                       INITIAL INVESTMENT                       0.000      0.000        0.000
12 1999     12.444      0.000        9.956        0.000       164.267      7.556    21.534    135.800     (0.624)      (0.609)
12 2000     21.494      0.000       17.195        0.000       283.715     13.051    43.068      0.000    227.596      197.276
12 2001     18.203      0.000       14.563        0.000       240.284     11.053    43.068      0.000    186.163      146.694
12 2002     15.446      0.000       12.357        0.000       203.891      9.379    43.068      0.000    151.444      108.487
12 2003     13.134      0.000       10.507        0.000       173.365      7.975    43.068      0.000    122.322       79.660

12 2004     11.192      0.000        8.954        0.000       147.736      6.796    43.068      0.000     97.872       57.943
12 2005      9.560      0.000        7.648        0.000       126.194      5.805    43.068      0.000     77.321       41.614
12 2006      8.187      0.000        6.549        0.000       108.065      4.971    43.068      0.000     60.026       29.369
12 2007      7.029      0.000        5.624        0.000        92.789      4.268    43.068      0.000     45.453       20.217
12 2008      6.053      0.000        4.842        0.000        79.899      3.675    43.068      0.000     33.156       13.407

12 2009      5.228      0.000        4.182        0.000        69.005      3.174    43.068      0.000     22.763        8.368
12 2010      4.529      0.000        3.623        0.000        59.782      2.750    43.068      0.000     13.964        4.667
12 2011      3.936      0.000        3.149        0.000        51.961      2.390    43.068      0.000      6.503        1.976
12 2012      1.612      0.000        1.290        0.000        21.281      0.979    19.788      0.000      0.514        0.142
12 2013      0.000      0.000        0.000        0.000         0.000      0.000     0.000      0.000      0.000        0.000
-------    -------      -----      -------        -----      --------     ------   -------    -------   --------      -------
SUBTL      138.048      0.000      110.438        0.000      1822.233     83.823   558.138    135.800   1044.473      709.210
AFTER       (0.000)     0.000        0.000        0.000         0.000      0.000     0.000      0.000      0.000        0.000

TOTAL      138.048      0.000      110.438        0.000      1822.233     83.823   558.138    135.800   1044.473      709.210

         TOTAL NET GAS REVENUE                      0.000 M$           NET PRESENT WORTH AT 10%      709.210 M$
         TOTAL NET LIQ REVENUE                   1822.233 M$                                 9%      734.258 M$
                                                                                            12%      663.153 M$
                                                                                            15%      602.779 M$
                                                                                            20%      520.547 M$


                             GROSS PRODUCTION       NET PRODUCTION      NET OPER    OPER EXP   TOTAL    CASH FLOW   DISC CASH   LF
LEASE NAME                OIL (MBBL) GAS (MMCF)  OIL (MBBL) GAS (MMCF)  REVENUE     +TAXES    INVST(M$)    (M$)      FLOW@10%   YR
                          ---------- ----------  ---------- ----------  -------     ------    --------- ---------   ---------   --
BRILEY, RAY                  18.470      0.000     14.776     0.000      243.808     121.213    19.400    103.194     65.742    14
GALLATIN, LILLIE J.          49.739      0.000     39.791     0.000      656.559     175.702    48.500    432.358    298.666    13
GRIMES, B.R.                 53.463      0.000     42.771     0.000      705.715     189.603    48.500    467.612    322.533    14
JENNINGS, V.W.               16.375      0.000     13.100     0.000      216.151     155.443    19.400     41.308     22.269    13
WATTS, J.L.                   0.000      0.000      0.000     0.000        0.000       0.000     0.000      0.000      0.000     0
                             ------      -----     ------     -----      -------     -------    ------    -------    -------    --

MITCHELL CREEK &
TALCO FIELDS                138.048      0.000   110.438      0.000     1822.233     641.961   135.800     10.473    709.210


RESULTS SAVED UNDER:  MITCHNP

                      OIL AND GAS LEASE ECONOMIC ANALYSIS
                           BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                                                                BRILEY, RAY
PROVED NON-PRODUCING RESERVES                                                                        TALCO FIELD
                                                                                               FRANKLIN COUNTY, TEXAS
                                                                                                    GULFTEX, INC.

                                                  AS OF 07/01/99

YEAR END    GROSS PRODUCTION       NET PRODUCTION      OIL     GAS    NET OPER  SEVR.AND   NET OPER    TOTAL   CASH FLOW  DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF) OIL (MBBL) GAS (MMCF)  $BBL    $MCF   REVENUE   ADV. TAX    EXPENSE  INVST(M$)    (M$)     FLOW@1O%
--------  ---------- ---------- ---------- ----------  ----    ----   --------  ---------  --------- --------  ---------  ---------

                                                          INITIAL INVESTMENT                            0.000      0.000     0.000
12 1999    1.265      0.000      1.012        0.000   16.50    0.00    16.697      0.768     4.074     19.400     (7.545)   (7.370)
12 2000    2.307      0.000      1.846        0.000   16.50    0.00    30.451      1.401     8.148      0.000     20.903    18.118
12 2001    2.076      0.000      1.661        0.000   16.50    0.00    27.406      1.261     8.148      0.000     17.998    14.182
12 2002    1.869      0.000      1.495        0.000   16.50    0.00    24.666      1.135     8.148      0.000     15.383    11.020
12 2003    1.682      0.000      1.345        0.000   16.50    0.00    22.199      1.021     8.148      0.000     13.030     8.485

12 2004    1.514      0.000      1.211        0.000   16.50    0.00    19.979      0.919     8.148      0.000     10.912     6.460
12 2005    1.362      0.000      1.090        0.000   16.50    0.00    17.981      0.827     8.148      0.000      9.006     4.847
12 2006    1.226      0.000      0.981        0.000   16.50    0.00    16.183      0.744     8.148      0.000      7.291     3.578
12 2007    1.103      0.000      0.883        0.000   16.50    0.00    14.565      0.670     8.148      0.000      5.747     2.556
12 2008    0.993      0.000      0.794        0.000   16.50    0.00    13.108      0.603     8.148      0.000      4.357     1.762

12 2009    0.894      0.000      0.715        0.000   16.50    0.00    11.797      0.543     8.148      0.000      3.107     1.142
12 2010    0.804      0.000      0.643        0.000   16.50    0.00    10.618      0.488     8.148      0.000      1.981     0.652
12 2011    0.724      0.000      0.579        0.000   16.50    0.00     9.556      0.440     8.148      0.000      0.968     0.294
12 2012    0.652      0.000      0.521        0.000   16.50    0.00     8.600      0.396     8.148      0.000      0.057     0.016
12 2013    0.000      0.000      0.000        0.000    0.00    0.00     0.000      0.000     0.000      0.000      0.000     0.000
-------    -----      -----      -----        -----   -----    ----    ------      -----     -----      -----      -----     -----

SUBTL     18.470      0.000     14.776        0.000                     3.808     11.215   109.998     19.400    103.194    65.742
AFTER      0.000      0.000      0.000        0.000                     0.000      0.000     0.000      0.000      0.000     0.000

TOTAL     18.470      0.000     14.776        0.000   16.50    0.000  243.808     11.215   109.998     19.400    103.194    65.742

         INITIAL WORKING INTEREST      97.000000 %           NET PRESENT VALUE AT     10%           65.742 M$
         INITIAL NET GAS INTEREST      80.000000 %                                     9%           68.491 M$
         INITIAL NET OIL INTEREST      80.000000 %                                    12%           60.712 M$
                                                                                      15%           54.171 M$
         FINAL WORKING INTEREST        97.000000 %                                    20%           45.367 M$
         FINAL NET GAS INTEREST        80.000000 %
         FINAL NET OIL INTEREST        80.000000 %           TOTAL GAS REVENUE          0.000 M$
                                                             TOTAL OIL REVENUE        243.808 M$

FILE NAME: BRILEY
                                          REMAINING LIFE OF PROJECT IS 14 YEARS
DIRECTORY: TEXEAST

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                                                            GALLATIN, LILLIE J.
PROVED NON-PRODUCING RESERVES                                                                        TALCO FIELD
                                                                                               FRANKLIN COUNTY, TEXAS
                                                                                                    GULFTEX. INC.

                                                  AS OF 07/01/99

YEAR END   GROSS PRODUCTION        NET PRODUCTION     OIL   GAS   NET OPER   SEVR. AND  NET OPER   TOTAL    CASH FLOW  DISC CASH
MO. YEAR OIL (MBBL) GAS (MMCF) OIL (MBBL) GAS (MMCF)  $BBL  $MCF   REVENUE   ADV. TAX   EXPENSE   INVST(M$)   (M$)     FLOW@10%
-------- ---------- ---------- ---------- ----------  ----  ----  --------   ---------  --------  --------- ---------  ---------

                                                          INITIAL INVESTMENT                       0.000     0.000     0.000
12 1999     5.010     0.000     4.008     0.000      16.50  0.00    66.130    3.042      5.820    48.500     8.768     8.564
12 2000     8.514     0.000     6.811     0.000      16.50  0.00   112.386    5.170     11.640     0.000    95.576    82.844
12 2001     7.067     0.000     5.653     0.000      16.50  0.00    93.280    4.291     11.640     0.000    77.349    60.950
12 2002     5.865     0.000     4.692     0.000      16.50  0.00    77.423    3.561     11.640     0.000    62.221    44.572
12 2003     4.868     0.000     3.895     0.000      16.50  0.00    64.261    2.956     11.640     0.000    49.665    32.343

12 2004     4.041     0.000     3.233     0.000      16.50  0.00    53.336    2.453     11.640     0.000    39.243    23.233
12 2005     3.354     0.000     2.683     0.000      16.50  0.00    44.269    2.036     11.640     0.000    30.593    16.465
12 2006     2.784     0.000     2.227     0.000      16.50  0.00    36.743    1.690     11.640     0.000    23.413    11.456
12 2007     2.310     0.000     1.848     0.000      16.50  0.00    30.497    1.403     11.640     0.000    17.454     7.764
12 2008     1.918     0.000     1.534     0.000      16.50  0.00    25.313    1.164     11.640     0.000    12.508     5.058

12 2009     1.592     0.000     1.273     0.000      16.50  0.00    21.009    0.966     11.640     0.000     8.403     3.089
12 2010     1.321     0.000     1.057     0.000      16.50  0.00    17.438    0.802     11.640     0.000     4.996     1.669
12 2011     1.096     0.000     0.877     0.000      16.50  0.00    14.473    0.666     11.640     0.000     2.168     0.659
12 2012     0.000     0.000     0.000     0.000       0.00  0.00     0.000    0.000      0.000     0.000     0.000     0.000
12 2013     0.000     0.000     0.000     0.000       0.00  0.00     0.000    0.000      0.000     0.000     0.000     0.000
-------     -----     -----     -----     -----      -----  ----  --------    -----     ------    ------    ------    ------

SUBTL      49.739     0.000    39.791     0.000                    656.559   30.202    145.500    48.500   432.358   298.666
AFTER       0.000     0.000     0.000     0.000                      0.000    0.000      0.000     0.000     0.000     0.000

TOTAL      49.739     0.000    39.791     0.000      16.50  0.00   656.559   30.202    145.500    48.500   432.358   298.666

         INITIAL WORKING INTEREST       97.000000 %     NET PRESENT VALUE AT      10%         298.666 M$
         INITIAL NET GAS INTEREST       80.000000 %                                9%         308.716 M$
         INITIAL NET OIL INTEREST       80.000000 %                               12%         280.156 M$
                                                                                  15%         255.829 M$
         FINAL WORKING INTEREST         97.000000 %                               20%         222.571 M$
         FINAL NET GAS INTEREST         80.000000 %
         FINAL NET OIL INTEREST         80.000000 %     TOTAL GAS REVENUE           0.000
                                                        TOTAL OIL REVENUE         656.559

FILE NAME: GALL
                                          REMAINING LIFE OF PROJECT IS 13 YEARS
DIRECTORY: TEXEAST

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                                                               GRIMES, B.R.
PROVED NON-PRODUCING RESERVES                                                                        TALCO FIELD
                                                                                               FRANKLIN COUNTY. TEXAS
                                                                                                    GULFTEX, INC.

                                                  AS OF 07/01/99

YEAR END    GROSS PRODUCTION        NET PRODUCTION     OIL   GAS   NET OPER    SEVR AND   NET OPER    TOTAL  CASH FLOW  DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF)   OIL(MBBL) GAS(MMCF)  $BBL  $MCF   REVENUE    ADV. TAX   EXPENSE   INVST(M$)   (M$)     FLOW@1O%
--------  ---------- ----------   --------- ---------  ----  ----  --------    ---------  --------- -------- ---------  ---------

                                                           INITIAL INVESTMENT                       0.000      0.000      0.000
12 1999     5.288      0.000       4.231     0.000    16.50  0.00   69.804    3.211      5.820     48.500     12.273     11.988
12 2000     8.987      0.000       7.190     0.000    16.50  0.00  118.630    5.457     11.640      0.000    101.533     88.007
12 2001     7.459      0.000       5.967     0.000    16.50  0.00   98.463    4.529     11.640      0.000     82.293     64.846
12 2002     6.191      0.000       4.953     0.000    16.50  0.00   81.724    3.759     11.640      0.000     66.325     47.512
12 2003     5.139      0.000       4.111     0.000    16.50  0.00   67.831    3.120     11.640      0.000     53.071     34.561

12 2004     4.265      0.000       3.412     0.000    16.50  0.00   56.300    2.590     11.640      0.000     42.070     24.906
12 2005     3.540      0.000       2.832     0.000    16.50  0.00   46.729    2.150     11.640      0.000     32.939     17.728
12 2006     2.938      0.000       2.351     0.000    16.50  0.00   38.785    1.784     11.640      0.000     25.361     12.408
12 2007     2.439      0.000       1.951     0.000    16.50  0.00   32.191    1.481     11.640      0.000     19.071      8.483
12 2008     2.024      0.000       1.619     0.000    16.50  0.00   26.719    1.229     11.640      0.000     13.850      5.600

12 2009     1.680      0.000       1.344     0.000    16.50  0.00   22.177    1.020     11.640      0.000      9.516      3.498
12 2010     1.394      0.000       1.116     0.000    16.50  0.00   18.407    0.847     11.640      0.000      5.920      1.978
12 2011     1.157      0.000       0.926     0.000    16.50  0.00   15.277    0.703     11.640      0.000      2.935      0.892
12 2012     0.961      0.000       0.769     0.000    16.50  0.00   12.680    0.583     11.640      0.000      0.457      0.126
12 2013     0.000      0.000       0.000     0.000     0.00  0.00    0.000    0.000      0.000      0.000      0.000      0.000
-------     -----      -----       -----     -----    -----  ----   ------    -----     ------      -----     ------     ------
SUBTL      53.463      0.000      42.771     0.000                 705.715   32.463    157.140     48.500    467.612    322.533
AFTER       0.000      0.000       0.000     0.000                   0.000    0.000      0.000      0.000      0.000      0.000

TOTAL      53.463      0.000      42.771     1.000    16.50  0.00  705.715   32.463    157.140     48.500    467.612    322.533

         INITIAL WORKING INTEREST                97.000000 %           NET PRESENT VALUE AT          10%              322.533 M$
         INITIAL NET GAS INTEREST                80.000000 %                                         9%               333.399 M$
         INITIAL NET OIL INTEREST                80.000000 %                                         12%              302.539 M$
                                                                                                     15 %             276.296 M$
         FINAL WORKING INTEREST                  97.000000 %                                         20%              240.482 M$
         FINAL NET GAS INTEREST                  80.000000 %
         FINAL NET OIL INTEREST                  80.000000 %           TOTAL GAS REVENUE             0.000 M$
                                                                       TOTAL OIL REVENUE             705.715 M$

FILE NAME: GRIMES
                                          REMAINING LIFE OF PROJECT IS 14 YEARS
DIRECTORY: TEXEAST

                                        OIL AND GAS LEASE ECONOMIC ANALYSIS
                                             BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                                                              JENNINGS, V. W.
PROVED NON-PRODUCING RESERVES                                                                        TALCO FIELD
                                                                                               FRANKLIN COUNTY, TEXAS
                                                                                                    GULFTEX. INC.

                                                  AS OF 07/01/99

YEAR END    GROSS PRODUCTION        NET PRODUCTION    OIL   GAS   NET OPER    SEVR AND   NET OPER    TOTAL   CASH FLOW DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF)   OIL(MBBL) GAS(MMCF) $BBL  $MCF   REVENUE    ADV. TAX   EXPENSE   INVST(M$)    (M$)     FLOW@1O%
--------  ---------- ----------   --------- --------- ----  ----  --------    --------   --------  --------- ---------  ---------

                                                            INITIAL INVESTMENT                       0.000      0.000      0.000
12 1999     0.881      0.000        0.705    0.000     16.50  0.00   11.635    0.535      5.820     19.400    (14.120)   (13.792)
12 2000     1.685      0.000        1.348    0.000     16.50  0.00   22.247    1.023     11.640      0.000      9.584      8.307
12 2001     1.601      0.000        1.281    0.000     16.50  0.00   21.135    0.972     11.640      0.000      8.523      6.716
12 2002     1.521      0.000        1.217    0.000     16.50  0.00   20.078    0.924     11.640      0.000      7.515      5.383
12 2003     1.445      0.000        1.156    0.000     16.50  0.00   19.074    0.877     11.640      0.000      6.557      4.270

12 2004     1.373      0.000        1.098    0.000     16.50  0.00   18.121    0.834     11.640      0.000      5.647      3.343
12 2005     1.304      0.000        1.043    0.000     16.50  0.00   17.215    0.792     11.640      0.000      4.783      2.574
12 2006     1.239      0.000        0.991    0.000     16.50  0.00   16.354    0.752     11.640      0.000      3.962      1.938
12 2007     1.177      0.000        0.942    0.000     16.50  0.00   15.536    0.715     11.640      0.000      3.182      1.415
12 2008     1.118      0.000        0.895    0.000     16.50  0.00   14.759    0.679     11.640      0.000      2.440      0.987

12 2009     1.062      0.000        0.850    0.000     16.50  0.00   14.021    0.645     11.640      0.000      1.736      0.638
12 2010     1.009      0.000        0.807    0.000     16.50  0.00   13.320    0.613     11.640      0.000      1.068      0.357
12 2011     0.959      0.000        0.767    0.000     16.50  0.00   12.654    0.582     11.640      0.000      0.432      0.131
12 2012     0.000      0.000        0.000    0.000      0.00  0.00    0.000    0.000      0.000      0.000      0.000      0.000
12 2013     0.000      0.000        0.000    0.000      0.00  0.00    0.000    0.000      0.000      0.000      0.000      0.00-
-------     -----      -----        -----    -----     -----  ----   ------    -----     ------      -----     ------     ------
SUBTL      16.375      0.000       13.100    0.000                  216.151    9.943    145.500     19.400     41.308     22.269
AFTER       0.000      0.000        0.000    0.000                    0.000    0.000      0.000      0.000      0.000      0.000

TOTAL      16.375      0.000       13.100    0.000     16.50  0.00  216.151    9.943    145.500     19.400     41.308     22.269

         INITIAL WORKING INTEREST       97.000000 %       NET PRESENT VALUE AT    10%         22.269 M$
         INITIAL NET GAS INTEREST       80.000000 %                               9%          23.652 M$
         INITIAL NET OIL INTEREST       80.000000 %                               12%         19.746 M$
                                                                                  15%         16.482 M$
         FINAL WORKING INTEREST         97.000000 %                               20%         12.127 M$
         FINAL NET GAS INTEREST         80.000000 %
         FINAL NET OIL INTEREST         80.000000 %       TOTAL GAS REVENUE       0.000 M$
                                                          TOTAL OIL REVENUE       216.151 M$

FILE NAME: JENN
                                          REMAINING LIFE OF PROJECT IS 13 YEARS
DIRECTORY: TEXEAST

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                                                               WATTS. J. L.
PROVED NON-PRODUCING RESERVES                                                                   MITCHELL CREEK FIELD
                                                                                               FRANKLIN COUNTY. TEXAS
                                                                                                    GULFTEX, INC.

                                                  AS OF 04/01/99

YEAR END    GROSS PRODUCTION        NET PRODUCTION    OIL   GAS   NET OPER    SEVR AND   NET OPER    TOTAL   CASH FLOW DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF)   OIL(MBBL) GAS(MMCF) $BBL  $MCF   REVENUE    ADV. TAX   EXPENSE   INVST(M$)    (M$)     FLOW@1O%
--------  ---------- ----------   --------- --------- ----  ----  --------    --------   --------  --------- ---------  ---------

                                                             INITIAL INVESTMENT                     0.000      0.000      0.000
12 1999     0.000      0.000       0.000     0.000    0.00    0.00   0.000     0.000     0.000      0.000      0.000      0.000
12 2000     0.000      0.000       0.000     0.000    0.00    0.00   0.000     0.000     0.000      0.000      0.000      0.000
12 2001     0.000      0.000       0.000     0.000    0.00    0.00   0.000     0.000     0.000      0.000      0.000      0.000
12 2002     0.000      0.000       0.000     0.000    0.00    0.00   0.000     0.000     0.000      0.000      0.000      0.000
12 2003     0.000      0.000       0.000     0.000    0.00    0.00   0.000     0.000     0.000      0.000      0.000      0.000

12 2004     0.000      0.000       0.000     0.000    0.00    0.00   0.000     0.000     0.000      0.000      0.000      0.000
12 2005     0.000      0.000       0.000     0.000    0.00    0.00   0.000     0.000     0.000      0.000      0.000      0.000
12 2006     0.000      0.000       0.000     0.000    0.00    0.00   0.000     0.000     0.000      0.000      0.000      0.000
12 2007     0.000      0.000       0.000     0.000    0.00    0.00   0.000     0.000     0.000      0.000      0.000      0.000
12 2008     0.000      0.000       0.000     0.000    0.00    0.00   0.000     0.000     0.000      0.000      0.000      0.000

12 2009     0.000      0.000       0.000     0.000    0.00    0.00   0.000     0.000     0.000      0.000      0.000      0.000
12 2010     0.000      0.000       0.000     0.000    0.00    0.00   0.000     0.000     0.000      0.000      0.000      0.000
12 2011     0.000      0.000       0.000     0.000    0.00    0.00   0.000     0.000     0.000      0.000      0.000      0.000
12 2012     0.000      0.000       0.000     0.000    0.00    0.00   0.000     0.000     0.000      0.000      0.000      0.000
12 2013     0.000      0.000       0.000     0.000    0.00    0.00   0.000     0.000     0.000      0.000      0.000      0.000
-------     -----      -----       -----     -----    ----    ----   -----     -----     -----      -----     ------     ------
SUBTL       0.000      0.000       0.000     0.000                   0.000     0.000     0.000      0.000      0.000      0.000
AFTER       0.000      0.000       0.000     0.000                   0.000     0.000     0.000      0.000      0.000      0.000

TOTAL       0.000      0.000       0.000     0.000    0.00    0.00   0.000     0.000     0.000      0.000      0.000      0.000

         INITIAL WORKING INTEREST         95.500000 %      NET PRESENT VALUE AT      10%            0.000 M$
         INITIAL NET GAS INTEREST         74.120000 %                                9%             0.000 M$
         INITIAL NET OIL INTEREST         74.120000 %                                12%            0.000 M$
                                                                                     15%            0.000 M$
         FINAL WORKING INTEREST           95.500000 %                                20%            0.000 M$
         FINAL NET GAS INTEREST           74.120000 %
         FINAL NET OIL INTEREST           74.120000 %      TOTAL GAS REVENUE         0.000 M$
                                                           TOTAL OIL REVENUE         0.000 M$

FILE NAME: WATTS
                                                 PRODUCING BELOW ECONOMIC LIMIT
DIRECTORY: TEXEAST

                        MANZIEL, QUITMAN & MISCELLANEOUS
                               WOOD COUNTY FIELDS

                           PROVED PRODUCING RESERVES
                                      AND
                         PROVED NON-PRODUCING RESERVES

                                  MANZIEL FIELD
                               Wood County, Texas




         Historically, wells in and around the Manziel Field were drilled during the 1940's and 1950's. Several of the wells have produced for 40 or 50 years, with cumulative production reaching as much as 500,000 barrels per well.

         The Manziel (Sub-Clarksville FB A) reservoir is found at a depth of about 4150 feet and has an average thickness of 15 feet. It produces a heavy crude oil with a specific gravity of 18.



                               MERIGALE-PAUL FIELD
                               Wood County, Texas



         The Merigale-Paul Field has several productive intervals. The Paluxy zone in this area is found at a depth of approximately 7000 feet and produces crude oil with a specific gravity of 32. The Woodbine and Sub-Clarksville formations are also productive in this field. Wells in this field usually produce water later in their life.

                                  QUITMAN FIELD
                               Wood County, Texas




         The Quitman Field has produced oil and gas for many years from multiple zones, including the Sub-Clarksville, Eagle Ford, Derr and Paluxy.

         The Sub-Clarksville reservoir is found at a depth of approximately 4000 feet and produces crude oil having a specific gravity of 40. Average thickness of the Sub-Clarksville in this area is 10 feet.

         The Eagle Ford is at a depth of 4210 feet and produces crude oil with a specific gravity of 43.

         The Derr interval produces 26-gravity crude at a depth of approximately 4173 feet. Average thickness of the zone is 5 feet.

         The Paluxy formation is found at approximately 6300 feet and has an average thickness of 35 feet. It produces crude oil with a specific gravity of 38.

----------------------------------------------------- ------------------------------------------------------------------------------
PROJECT NAME & LOCATION(1):                           Manziel Field (Pittman-Heirs)                     Wood County, Texas
----------------------------------------------------- ------------------------------------------------------------------------------
Type of Holding                                       Lease

----------------------------------------------------- ------------------------------------------------------------------------------

Working Interest                                      97.5%
Net revenue interest (before pay out)                 74.0625%
Net revenue interest (after pay out)                  74.0625%
Royalties payable (overriding royalties)              25%
Gross area of the lease                               293 acres
Assigned rights (depths, formations)                  From the surface to 7,000 feet
Lease expiration                                      Held by production or activity

----------------------------------------------------- ------------------------------------------------------------------------------

Number of wells - oil                                  9
Number of wells - gas                                 -0-
Number of producing wells - oil                       -1-
Number of producing wells - gas                       -0-
Number of shut-in wells - oil                          8
Number of shut-in wells - gas                         -0-
Number of abandoned wells - oil                       -0-
Number of abandoned wells - gas                       -0-
Number of disposal wells                              -0-
Acreage available for exploration/
     Development                                      50 acres or 5 infield developmental drilling locations
----------------------------------------------------- ------------------------------------------------------------------------------

Proximity to pipeline or other modes of transport.    All crude is trucked

----------------------------------------------------- ------------------------------------------------------------------------------

Date of acquisition                                   November 15, 1997 acquired from Joint Venture
Cost of Acquisition (monetary and non-monetary)       586,621 shares of TBX Resources Stock
Breakdown of cost (monetary and non-monetary)         586,621 shares of TBX Resources Stock
How was acquisition structure derived                 Like Kind Exchange
----------------------------------------------------- ------------------------------------------------------------------------------
                                                           1998          1997          1996          1995          1994      YTD*
                                                           ----          ----          -----         ----          ----      ----
Net crude oil (bbls)                                      1,358         1,012          945                                    687
Net gas (mcf)                                                -0-           -0-         -0-                                     -0-
Net cash flow from production                           $12,168.27    $13,611.89   $1,945.27                               $7,981.81
----------------------------------------------------- ------------------------------------------------------------------------------


------------------
(1) See page 94 for additional information.


----------------------------------------------------- ------------------------------------------------------------------------------
PROJECT NAME & LOCATION(1):                           Quitman Field                                               Wood County, Texas
----------------------------------------------------- ------------------------------------------------------------------------------

Type of Holding                                       Lease

----------------------------------------------------- ------------------------------------------------------------------------------

Working Interest                                      97.75%
Net revenue interest (before pay out)                 75.81%
Net revenue interest (after pay out)                  75.81%
Royalties payable (overriding royalties)              22.5%
Gross area of the lease                               400 acres
Assigned rights (depths, formations)                  From the surface to 7,000 feet
Lease expiration                                      Held by production or activity

----------------------------------------------------- ------------------------------------------------------------------------------

Number of wells - oil                                  3
Number of wells - gas                                 -0-
Number of producing wells - oil                        3
Number of producing wells - gas                       -0-
Number of shut-in wells - oil                          3
Number of shut-in wells - gas                         -0-
Number of abandoned wells - oil                       -0-
Number of abandoned wells - gas                       -0-
Number of disposal wells                               1
Acreage available for exploration/
     Development                                      -0-
----------------------------------------------------- ------------------------------------------------------------------------------

Proximity to pipeline or other modes of transport.    All crude is trucked

----------------------------------------------------- ------------------------------------------------------------------------------

Date of acquisition                                   October 8, 1997 acquired from Joint Venture
Cost of Acquisition (monetary and non-monetary)       243,750 shares of TBX Resources Stock
Breakdown of cost (monetary and non-monetary)         243,750 shares of TBX Resources Stock
How was acquisition structure derived                 Like Kind Exchange
----------------------------------------------------- ------------------------------------------------------------------------------
                                                           1998          1997          1996          1995          1994       YTD*
                                                           ----          ----          -----         ----          ----       ----
Net crude oil (bbls)                                        584           3,759        4,887                                    32
Net gas (mcf)                                                -0-             -0-          -0-                                   -0-
Net cash flow from production                            $6,852.26      $63,822.52   $50,802.26                                 -0-

----------------------------------------------------- ------------------------------------------------------------------------------


--------
(1) See page 94 for additional information.


----------------------------------------------------- ------------------------------------------------------------------------------
PROJECT NAME & LOCATION(1):                           JC Whatley Project                                       Wood County, Texas
----------------------------------------------------- ------------------------------------------------------------------------------

Type of Holding                                       Lease

----------------------------------------------------- ------------------------------------------------------------------------------

Working Interest                                      95.5%
Net revenue interest (before pay out)                 71.62%
Net revenue interest (after pay out)                  71.62%
Royalties payable (overriding royalties)              25%
Gross area of the lease                               45 acres
Assigned rights (depths, formations)                  From the surface to the base of the SubClarksville
Lease expiration                                      Held by production or activity

----------------------------------------------------- ------------------------------------------------------------------------------

Number of wells - oil                                  2
Number of wells - gas                                 -0-
Number of producing wells - oil                       -0-
Number of producing wells - gas                       -0-
Number of shut-in wells - oil                          2
Number of shut-in wells - gas                         -0-
Number of abandoned wells - oil                       -0-
Number of abandoned wells - gas                       -0-
Number of disposal wells                              -0-
Acreage available for exploration/
     Development                                      -0-
----------------------------------------------------- ------------------------------------------------------------------------------

Proximity to pipeline or other modes of transport.    All crude is trucked

----------------------------------------------------- ------------------------------------------------------------------------------

Date of acquisition                                   July 13, 1998 acquired from Joint Venture
Cost of Acquisition (monetary and non-monetary)       346,663 shares of TBX Resources Stock
Breakdown of cost (monetary and non-monetary)         346,663 shares of TBX Resources Stock
How was acquisition structure derived                 Like Kind Exchange

----------------------------------------------------- ------------------------------------------------------------------------------
                                                           1998          1997          1996          1995          1994       YTD*
                                                           ----          ----          -----         ----          ----       ----
Net crude oil (bbls)                                        314           649          1,157                                   2
Net gas (mcf)                                                -0-           -0-            -0-                                 -0-
Net cash flow from production                            $1,095.79    $11,424.31     $14,392.15                               -0-

----------------------------------------------------- ------------------------------------------------------------------------------


--------
(1) See page 94 for additional information.

                      OIL AND GAS LEASE ECONOMIC ANALYSIS
                           BEFORE FEDERAL INCOME TAX



SUMMARY                                                                               MANZIEL, QUITMAN & MISC. WOOD CO. FIELDS
                                                                                                TOTAL PROVED RESERVES

                                                  AS OF 07/01/99

            GROSS PRODUCTION        NET PRODUCTION
YEAR END  ---------------------   ----------------------      NET OPER       SEVR.AND     NET OPER     TOTAL  CASH FLOW   DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF)   OIL (MBBL) GAS (MMCF)        REVENUE       ADV. TAX      EXPENSE   INVST(M$)    (M$)     FLOW@ 10%
--------  ---------- ----------   ----------  ----------      ---------      --------     --------- ---------- --------- ----------
                                                       INITIAL INVESTMENT                              0.000      0.000       0.000
12 1999     12.804      0.000        9.568        0.000         172.219        7.922       55.220    277.700   (168.623)   (164.699)
12 2000     23.928      0.000       17.879        0.000         321.816       14.804      110.440      0.000    196.572     170.385
12 2001     22.145      0.000       16.545        0.000         297.818       13.700      110.440      0.000    173.678     136.855
12 2002     20.506      0.000       15.320        0.000         275.766       12.685      110.440      0.000    152.640     109.344
12 2003     18.999      0.000       14.194        0.000         255.486       11.752      110.440      0.000    133.293      86.8D4

12 2004     17.612      0.000       13.157        0.000         236.823       10.894      110.440      0.000    115.488      68.372
12 2005     15.902      0.000       11.874        0.000         213.731        9.832      104.575      0.000     99.324      53.457
12 2006     14.790      0.000       11.043        0.000         198.776        9.144      104.575      0.000     85.057      41.616
12 2007     13.759      0.000       10.273        0.000         184.921        8.506      104.575      0.000     71.839      31.954
12 2008     11.969      0.000        8.942        0.000         160.948        7.404       92.876      0.000     60.669      24.532

12 2009     11.167      0.000        8.342        0.000         150.158        6.907       92.876      0.000     50.376      18.518
12 2010     10.421      0.000        7.785        0.000         140.123        6.446       92.876      0.000     40.802      13.635
12 2011      8.822      0.000        6.596        0.000         118.723        5.461       81.176      0.000     32.086       9.748
12 2012      6.734      0.000        5.038        0.000          90.676        4.171       61.271      0.000     25.235       6.969
12 2013      6.286      0.000        4.702        0.000          84.641        3.893       61.271      0.000     19.477       4.890
-------   --------   --------     --------     --------        --------    ---------     --------    -------   --------   ---------
SUBTL      215.843      0.000      161.257        0.000        2902.624      133.521     1403.492    277.700   1087.911     612.381
AFTER       17.281      0.000       12.884        0.000         231.918       10.668      173.076      0.000     48.174       9.031

TOTAL      233.124      0.000      174.141        0.000        3134.541      144.189     1576.568    277.700   1136.084     621.412

         TOTAL NET GAS REVENUE                      0.000 M$                   NET PRESENT WORTH AT  10%              621.412 M$
         TOTAL NET LIQ REVENUE                   3134.541 M$                                          9%              656.001 M$
                                                                                                     12%              559.346 M$
                                                                                                     15%              480.937 M$
                                                                                                     20%              379.363 M$




                         GROSS PRODUCTION        NET PRODUCTION
                       ---------------------  ---------------------  NET OPER    OPER EXP      TOTAL    CASH FLOW   DISC CASH
RESERVE CATEGORY       OIL (MBBL) GAS (MMCF)  OIL (MBBL) GAS (MMCF)  REVENUE     +TAXES      INVST(M$)     (M$)     FLOW@10%
--------------------   ---------- ----------  ---------- ----------  --------   ---------    --------   ---------  ---------
PROVED PRODUCING         56.212      0.000      42.172       0.000     759.104     328.168      0.000    430.936     256.830
PROVED NON-PRODUCING    176.912      0.000     131.969       0.000    2375.437    1392.589    277.700    705.148     364.582
--------------------   --------  ---------   ---------   ---------  ----------   ---------   --------  ---------   ---------

MANZIEL. QUITMAN &
MISC. WOOD              233.124      0.000     174.141       0.000    3134.541    1720.757    277.700   1136.084     621.412

RESULTS SAVED UNDER: MANZLTOT

                        MANZIEL, QUITMAN & MISCELLANEOUS
                               WOOD COUNTY FIELDS

                           PROVED PRODUCING RESERVES


                                          OIL AND GAS LEASE ECONOMIC ANALYSIS
                                               BEFORE FEDERAL INCOME TAX

SUMMARY                                                                           MANZIEL, QUITMAN & MISC. WOOD CO. FIELD
                                                                                           PROVED PRODUCING RESERVES

                                 AS OF 07/01/99

            GROSS PRODUCTION           NET PRODUCTION
YEAR END  ---------------------   ------------------------     NET OPER     SEVR.AND     NET OPER     TOTAL    CASH FLOW   DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF)   OIL (MBBL)    GAS (MMCF)     REVENUE      ADV. TAX     EXPENSE     INVST(M$)    (M$)     FLOW@ 10%
--------  ---------- ----------   ---------    -----------    ----------   ----------   ----------   ---------  --------   ---------
                                                       INITIAL INVESTMENT                              0.000      0.000        0.000

12 1999      3.106      0.000        2.337        0.000          42.066        1.935        9.671      0.000     30.460       29.751
12 2000      5.717      0.000        4.301        0.000          77.420        3.561       19.343      0.000     54.516       47.253
12 2001      5.206      0.000        3.915        0.000          70.479        3.242       19.343      0.000     47.894       37.740
12 2002      4.745      0.000        3.568        0.000          64.231        2.955       19.343      0.000     41.934       30.039
12 2003      4.330      0.000        3.256        0.000          58.599        2.696       19.343      0.000     36.561       23.810

12 2004      3.956      0.000        2.973        0.000          53.516        2.462       19.343      0.000     31.712       18.774
12 2005      3.184      0.000        2.390        0.000          43.018        1.979       13.478      0.000     27.562       14.834
12 2006      2.943      0.000        2.208        0.000          39.745        1.828       13.478      0.000     24.439       11.958
12 2007      2.720      0.000        2.041        0.000          36.730        1.690       13.478      0.000     21.563        9.591
12 2008      2.515      0.000        1.886        0.000          33.952        1.562       13.478      0.000     18.912        7.647

12 2009      2.325      0.000        1.744        0.000          31.391        1.444       13.478      0.000     16.469        6.054
12 2010      2.151      0.000        1.613        0.000          29.029        1.335       13.478      0.000     14.217        4.751
12 2011      1.990      0.000        1.492        0.000          26.852        1.235       13.478      0.000     12.139        3.688
12 2012      1.841      0.000        1.380        0.000          24.844        1.143       13.478      0.000     10.224        2.824
12 2013      1.704      0.000        1.277        0.000          22.991        1.058       13.478      0.000      8.456        2.123
--------  ----------  ---------   ---------    -----------    ----------   ----------   ----------   ---------  --------   ---------
SUBTL       48.433      0.000       36.381        0.000         654.863       30.124      227.681      0.000    397.059      250.838
AFTER        7.780      0.000        5.791        0.000         104.241        4.795        65.50      0.000     33.878        5.992

TOTAL       56.212      0.000       42.172        0.000         759.104       34.919      293.249      0.000    430.936      256.830

         TOTAL NET GAS REVENUE                      0.000 M$                    NET PRESENT WORTH AT 10%              256.830 M$
         TOTAL NET LIQ REVENUE                    759.104 M$                                          9%              267.901 M$
                                                                                                     12%              237.178 M$
                                                                                                     15%              212.726 M$
                                                                                                     20%              181.605 M$


                                GROSS PRODUCTION       NET PRODUCTION
                             ----------------------  ------------------   NET OPER   OPER EXP    TOTAL    CASH FLOW  DISC CASH   LF
LEASE NAME                   OIL (MBBL) GAS (MMCF) OIL (MBBL) GAS (MMCF)  REVENUE     +TAXES    INVST(M$)     (M$)    FLOW@10%   YR
-------------------------    ---------  ---------- ---------  ---------   --------  ---------- ----------  ---------  ---------  --
NOE, H.H. #1                   25.288      0.000    18.729      0.000      337.124     130.168     0.000    206.957    109.514   25
PLOCHER-RAPPE-
   TURNER #1-B                  4.178      0.000     3.167      0.000       57.012      34.880     0.000     22.132     18.155   06
RAPPE-TURNER #1A               17.391      0.000    13.184      0.000      237.318      97.719     0.000    139.600     87.720   19
REPUBLIC INS, #3                9.354      0.000     7.092      0.000      127.650      65.402     0.000     62.248     41.441   15
-------------------------    --------   --------   -------    -------     --------  ---------- ---------   --------   --------   --

MANZIEL. QUITMAN &
  MISC. WOOD                      56.212      0.000    42.172      0.000      759.104     328.168     0.000    430.936    256.830


RESULTS SAVED UNDER: MANZELPP


                                          OIL AND GAS LEASE ECONOMIC ANALYSIS
                                               BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                                                               NOE, H. H. #1
PROVED PRODUCING RESERVES                                                                  MANZIEL (SUB-CLARKSVILLE) FIELD
                                                                                                 WOOD COUNTY, TEXAS
                                                                                                    GULFTEX, INC.

                                                     AS OF 07/01/99

            GROSS PRODUCTION        NET PRODUCTION
YEAR END  --------------------- --------------------  OIL    GAS    NET OPER    SEVR.AND    NET OPER TOTAL    CASH FLOW   DISC CASH
MO. YEAR OIL (MBBL)  GAS (MMCF) OIL (MBBL) GAS (MMCF) $BBL   $MCF    REVENUE    ADV. TAX    EXPENSE INVST(M$)   (M$)      FLOW@ 10%
-------- ----------  ---------  ---------  ---------  ----   -----  --------    --------  --------- --------  ---------   --------
                                                            INITIAL INVESTMENT                        0.000      0.000      0.000
12 1999      0.995      0.000     0.737     0.000      18.00  0.00    13.261       0.610      2.340   0.000     10.311     10.071
12 2000      1.884      0.000     1.396     0.000      18.00  0.00    25.122       1.156      4.680   0.000     19.286     16.717
12 2001      1.771      0.000     1.312     0.000      18.00  0.00    23.615       1.086      4.680   0.000     17.848     14.064
12 2002      1.665      0.000     1.233     0.000      18-00  0.00    22.198       1.021      4.680   0.000     16.497     11.817
12 2003      1.565      0.000     1.159     0.000      18.00  0.00    20.866       0.960      4.680   0.000     15.226      9.916

12 2004      1.471      0.000     1.090     0.000      18.00  0.00    19.614       0.902      4.680   0.000     14.032      8.307
12 2005      1.383      0.000     1.024     0.000      18.00  0.00    18.437       0.848      4.680   0.000     12.909      6.948
12 2006      1.300      0.000     0.963     0.000      18.00  0.00    17.331       0.797      4.680   0.000     11.854      5.800
12 2007      1.222      0.000     0.905     0.000      18.00  0.00    16.291       0.749      4.680   0.000     10.862      4.831
12 2008      1.149      0.000     0.851     0.000      18.00  0.00    15.314       0.704      4.680   0.000      9.929      4.015

12 2009      1.080      0.000     0.800     0.000      18.00  0.00    14.395       0.662      4.680   0.000      9.053      3.328
12 2010      1.015      0.000     0.752     0.000      18.00  0.00    13.531       0.622      4.680   0.000      8.229      2.750
12 2011      0.954      0.000     0.707     0.000      18.00  0.00    12.719       0.585      4.680   0.000      7.454      2.265
12 2012      0.897      0.000     0.664     0.000      18.00  0.00    11.956       0.550      4.680   0.000      6.726      1.858
12 2013      0.843      0.000     0.624     0.000      18.00  0.00    11.239       0.517      4.680   0.000      6.042      1.517
-------- ---------   -------- --------- ---------  --------- ----- ---------   ---------   -------- -------   --------   --------
SUBTL       19.195      0.000    14.216     0.000                    255.887      11.771     67.860   0.000    176.256    104.203
AFTER        6.094      0.000     4.513     0.000                     81.237       3.737     46.800   0.000     30.700      5.311

TOTAL       25.288      0.000    18.729     0.000      18.00  0.00   337.124      15.508    114.660   0.000    206.956    109.514

         INITIAL WORKING INTEREST                97.500000%            NET PRESENT VALUE AT      10%                  109.514 M$
         INITIAL NET GAS INTEREST                74.062500%                                       9%                  115.238 M$
         INITIAL NET OIL INTEREST                74.062500%                                      12%                   99.537 M$
                                                                                                 15%                   87.465 M$
         FINAL WORKING INTEREST                  97.500000%                                      20%                   72.676 M$
         FINAL NET GAS INTEREST                  74.062500%
         FINAL NET OIL INTEREST                  74.062500%            TOTAL GAS REVENUE      0.000 M$
                                                                       TOTAL OIL REVENUE    337.124 M$

FILE NAME: NOE1
                                                                                   REMAINING LIFE OF PROJECT IS 25 YEARS
DIRECTORY: TEXEAST

                                          OIL AND GAS LEASE ECONOMIC ANALYSIS
                                               BEFORE FEDERAL INCOME TAX


TEXEAST OPERATING CO.                                                                         PLOCHER-RAPPE-TURNER #1-B
PROVED PRODUCING RESERVES                                                                  QUITMAN (SUB-CLARKSVILLE) FIELD
                                                                                                 WOOD COUNTY, TEXAS
                                                                                                    GULFTEX, INC.

                                                     AS OF 07/01/99

            GROSS PRODUCTION        NET PRODUCTION
YEAR END  --------------------- --------------------   OIL   GAS    NET OPER    SEVR.AND    NET OPER   TOTAL    CASH FLOW  DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF) OIL (MBBL) GAS (MMCF)  $BBL  $MCF    REVENUE    ADV. TAX    EXPENSE   INVST(M$)   (M$)     FLOW@ 10%
--------  ----------  --------- -------- -----------  ------ -----  ---------- ----------  ---------  --------  ---------  --------
                                                            INITIAL INVESTMENT                           0.000      0.000      0.000
12 1999      0.562      0.000     0.426     0.000      18.00  0.00     7.668       0.353      2.933      0.000      4.383      4.281
12 2000      0.975      0.000     0.739     0.000      18.00  0.00    13.305       0.612      5.865      0.000      6.828      5.918
12 2001      0.829      0.000     0.628     0.000      18.00  0.00    11.309       0.520      5.865      0.000      4.924      3.880
12 2002      0.704      0.000     0.534     0.000      18.00  0.00     9.613       0.442      5.865      0.000      3.306      2.368
12 2003      0.599      0.000     0.454     0.000      18.00  0.00     8.171       0.376      5.865      0.000      1.930      1.257

12 2004      0.509      0.000     0.386     0.000      18.00  0.00     6.945       0.319      5.865      0.000      0.761      0.450
12 2005      0.000      0.000     0.000     0.000       0.00  0.00     0.000       0.000      0.000      0.000      0.000      0.000
12 2006      0.000      0.000     0.000     0.000       0.00  0.00     0.000       0.000      0.000      0.000      0.000      0.000
12 2007      0.000      0.000     0.000     0.000       0.00  0.00     0.000       0.000      0.000      0.000      0.000      0.000
12 2008      0.000      0.000     0.000     0.000       0.00  0.00     0.000       0.000      0.000      0.000      0.000      0.000

12 2009      0.000      0.000     0.000     0.000       0.00  0.00     0.000       0.000      0.000      0.000      0.000      0.000
12 2010      0.000      0.000     0.000     0.000       0.00  0.00     0.000       0.000      0.000      0.000      0.000      0.000
12 2011      0.000      0.000     0.000     0.000       0.00  0.00     0.000       0.000      0.000      0.000      0.000      0.000
12 2012      0.000      0.000     0.000     0.000       0.00  0.00     0.000       0.000      0.000      0.000      0.000      0.000
12 2013      0.000      0.000     0.000     0.000       0.00  0.00     0.000       0.000      0.000      0.000      0.000      0.000
--------  --------   --------   -------  --------    ------- -----  --------   ---------   --------    --------  --------    -------
SUBTL        4.178      0.000     3.167     0.000                     57.012       2.623     32.258      0.000     22.132     18.155
AFTER        0.000      0.000     0.000     0.000                      0.000       0.000      0.000      0.000      0.000      0.000

TOTAL        4.178      0.000     3.167     0.000      18.00  0.00    57.012       2.623     32.258      0.000     22.132     18.155

         INITIAL WORKING INTEREST                97.750000%            NET PRESENT VALUE AT     10%           18.155 M$
         INITIAL NET GAS INTEREST                75.810000%                                      9%           18.489 M$
         INITIAL NET OIL INTEREST                75.810000%                                     12%           17.523 M$
                                                                                                15%           16.653 M$
         FINAL WORKING INTEREST                  97.750000%                                     20%           15.383 M$
         FINAL NET GAS INTEREST                  75.810000%
         FINAL NET OIL INTEREST                  75.810000%            TOTAL GAS REVENUE     0.000 M$
                                                                       TOTAL OIL REVENUE    57.012 M$

FILE NAME: PLOCH
                                                                                    REMAINING LIFE OF PROJECT IS 6 YEARS
DIRECTORY: TEXEAST

 .

                                          OIL AND GAS LEASE ECONOMIC ANALYSIS
                                               BEFORE FEDERAL INCOME TAX


TEXEAST OPERATING CO.                                                                             RAPPE-TURNER #1-A
PROVED PRODUCING RESERVES                                                                    QUITMAN (EAGLE FORD) FIELD
                                                                                                 WOOD COUNTY. TEXAS
                                                                                                    GULFTEX, INC.

                                                     AS OF 07/01/99

            GROSS PRODUCTION        NET PRODUCTION
YEAR END  --------------------- --------------------   OIL   GAS    NET OPER    SEVR.AND    NET OPER   TOTAL    CASH FLOW  DISC CASH
MO. YEAR  OIL (MBBL) GAS (MMCF) OIL (MBBL) GAS (MMCF)  $BBL  $MCF    REVENUE    ADV. TAX    EXPENSE   INVST(M$)   (M$)     FLOW@ 10%
--------  ----------  --------- -------- -----------  ------ -----  ---------- ----------  ---------  --------  ---------  --------
                                                            INITIAL INVESTMENT                          0.000      0.000      0.000
12 1999      0.982      0.000     0.744     0.000      18.00  0.00    13.397      0.616      2.346      0.000     10.435     10.192
12 2000      1.808      0.000     1.371     0.000      18.00  0.00    24.671      1.135      4.692      0.000     18.844     16.334
12 2001      1.645      0.000     1.247     0.000      18.00  0.00    22.450      1.033      4.692      0.000     16.726     13.180
12 2002      1.497      0.000     1.135     0.000      18.00  0.00    20.430      0.940      4.692      0.000     14.798     10.601
12 2003      1.362      0.000     1.033     0.000      18.00  0.00    18.591      0.855      4.692      0.000     13.044      8.495

12 2004      1.240      0.000     0.940     0.000      18.00  0.00    16.918      0.778      4.692      0.000     11.448      6.777
12 2005      1.128      0.000     0.855     0.000      18.00  0.00    15.395      0.708      4.692      0.000      9.995      5.379
12 2006      1.027      0.000     0.778     0.000      18.00  0.00    14.010      0.644      4.692      0.000      8.673      4.244
12 2007      0.934      0.000     0.708     0.000      18.00  0.00    12.749      0.586      4.692      0.000      7.470      3.323
12 2008      0.850      0.000     0.645     0.000      18.00  0.00    11.601      0.534      4.692      0.000      6.376      2.578

12 2009      0.774      0.000     0.587     0.000      18.00  0.00    10.557      0.486      4.692      0.000      5.380      1.978
12 2010      0.704      0.000     0.534     0.000      18.00  0.00     9.607      0.442      4.692      0.000      4.473      1.495
12 2011      0.641      0.000     0.486     0.000      18.00  0.00     8.743      0.402      4.692      0.000      3.648      1.108
12 2012      0.583      0.000     0.442     0.000      18.00  0.00     7.956      0.366      4.692      0.000      2.898      0.800
12 2013      0.531      0.000     0.402     0.000      18.00  0.00     7.240      0.333      4.692      0.000      2.215      0.556
-------- ---------  ---------  -------- ---------    ------- -----  --------   --------   --------    -------  ---------    -------
SUBTL       15.706      0.000    11.906     0.000                    214.315      9.858     68.034      0.000    136.422     87.039
AFTER        1.686      0.000     1.278     0.000                     23.003      1.058     18.768      0.000      3.177      0.681

TOTAL       17.391      0.000    13.184     0.000      18.00  0.00   237.318     10.917     86.802      0.000    139.600     87.720

         INITIAL WORKING INTEREST                97.750000%            NET PRESENT VALUE AT      10%          87.720 M$
         INITIAL NET GAS INTEREST                75.810000%                                       9%          91.244 M$
         INITIAL NET OIL INTEREST                75.810000%                                      12%          81.386 M$
                                                                                                 15%          73.365 M$
         FINAL WORKING INTEREST                  97.750000%                                      20%          62.946 M$
         FINAL NET GAS INTEREST                  75.810000%
         FINAL NET OIL INTEREST                  75.810000%            TOTAL GAS REVENUE      0.000 M$
                                                                       TOTAL OIL REVENUE    237.318 M$

FILE NAME: RAPPEIA
                                                                                    REMAINING LIFE OF PROJECT IS 19 YEARS
DIRECTORY: TEXEAST

                      OIL AND GAS LEASE ECONOMIC ANALYSIS
                           BEFORE FEDERAL INCOME TAX


TEXEAST OPERATING CO.                                  REPUBLIC INSURANCE CO. #3
PROVED PRODUCING RESERVES                                QUITMAN (DERR) FIELD
                                                          WOOD COUNTY, TEXAS
                                                             GULFTEX, INC.

                                 AS OF 07/01/99


YEAR END    GROSS PRODUCTION      NET PRODUCTION     OIL   GAS    NET OPER    SEVR.AND    NET OPER   TOTAL    CASH FLOW  DISC CASH
MO. YEAR  OIL(MBBL)  GAS(MMCF)  OIL(MBBL) GAS(MMCF)  $BBL  $MCF    REVENUE    ADV. TAX    EXPENSE   INVST(M$)   (M$)     FLOW@10%
--------  --------   ---------  --------  --------   ----  -----  ---------- ----------  ---------  --------  ---------  --------
                                                            INITIAL INVESTMENT                        0.000      0.000      0.000
12 1999      0.567      0.000     0.430     0.000    18.00  0.00     7.740     0.356       2.053      0.000      5.331      5.207
12 2000      1.050      0.000     0.796     0.000    18.00  0.00    14.322     0.659       4.105      0.000      9.557      8.284
12 2001      0.960      0.000     0.728     0.000    18.00  0.00    13.104     0.603       4.105      0.000      8.396      6.616
12 2002      0.879      0.000     0.666     0.000    18.00  0.00    11.991     0.552       4.105      0.000      7.333      5.253
12 2003      0.804      0.000     0.610     0.000    18.00  0.00    10.971     0.505       4.105      0.000      6.361      4.143

12 2004      0.736      0.000     0.558     0.000    18.00  0.00    10.039     0.462       4.105      0.000      5.471      3.239
12 2005      0.673      0.000     0.510     0.000    18.00  0.00     9.185     0.423       4.105      0.000      4.657      2.507
12 2006      0.616      0.000     0.467     0.000    18.00  0.00     8.405     0.387       4.105      0.000      3.913      1.914
12 2007      0.564      0.000     0.427     0.000    18.00  0.00     7.690     0.354       4.105      0.000      3.231      1.437
12 2008      0.516      0.000     0.391     0.000    18.00  0.00     7.037     0.324       4.105      0.000      2.607      1.054

12 2009      0.472      0.000     0.358     0.000    18.00  0.00     6.439     0.296       4.105      0.000      2.037      0.749
12 2010      0.432      0.000     0.327     0.000    18.00  0.00     5.891     0.271       4.105      0.000      1.515      0.506
12 2011      0.395      0.000     0.299     0.000    18.00  0.00     5.390     0.248       4.105      0.000      1.037      0.315
12 2012      0.361      0.000     0.274     0.000    18.00  0.00     4.932     0.227       4.105      0.000      0.600      0.166
12 2013      0.331      0.000     0.251     0.000    18.00  0.00     4.513     0.208       4.105      0.000      0.200      0.050
-------- ---------   --------  --------  --------   ------ -----  --------   -------    --------    -------  ---------   --------
SUBTL        9.354      O.000     7.092     0.000                  127.650     5.872      59.530      0.000     62.248     41.441
AFTER        0.000      0.000     0.000     0.000                    0.000     0.000       0.000      0.000      0.000      0.000

TOTAL        9.354      0.000     7.092     0.000    18.00  0.00   127.650     5.872      59.530      0.000     62.248     41.441

         INITIAL WORKING INTEREST                97.750000 %           NET PRESENT VALUE AT          10%               41.441 M$
         INITIAL NET GAS INTEREST                75.810000 %                                         9%                42.930 M$
         INITIAL NET OIL INTEREST                75.810000 %                                         12%               38.733 M$
                                                                                                     15%               35.243 M$
         FINAL WORKING INTEREST                  97.750000 %                                         20%               30.600 M$
         FINAL NET GAS INTEREST                  75.810000 %
         FINAL NET OIL INTEREST                  75.810000 %           TOTAL GAS REVENUE             0.000 M$
                                                                       TOTAL OIL REVENUE             127.650 M$

FILE NAME: REPUB
                                                                                   REMAINING LIFE OF PROJECT IS 15 YEARS
DIRECTORY: TEXEAST

                        MANZIEL, QUITMAN & MISCELLANEOUS
                               WOOD COUNTY FIELDS

                         PROVED NON-PRODUCING RESERVES

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX


SUMMARY                                  MANZIEL, QUITMAN & MISC. WOOD CO. FIELD
                                                   PROVED NON-PRODUCING RESERVES



                                 AS OF 07/01/99

YEAR END    GROSS PRODUCTION      NET PRODUCTION       NET OPER   SEVR.AND   NET OPER     TOTAL     CASH FLOW   DISC CASH
MO. YEAR  OIL(MBBL)  GAS(MMCF)  OIL(MBBL)  GAS(MMCF)   REVENUE    ADV. TAX   EXPENSE    INVST(M$)      (M$)     FLOW@10%
--------  ---------  ---------  ---------  ---------   -------    --------   -------    ---------   ---------   --------
                                                   INITIAL INVESTMENT                       0.000        0.000     0.000
12 1999     9.699     0.000        7.231     0.000      130.153      5.987     45.549     277.700     (199.083) (194.451)
12 2000    18.211     0.000       13.578     0.000      244.396     11.242     91.098       0.000      142.056   123.132
12 2001    16.939     0.000       12.630     0.000      227.339     10.458     91.098       0.000      125.783    99.115
12 2002    15.761     0.000       11.752     0.000      211.535      9.731     91.098       0.000      110.706    79.304
12 2003    14.669     0.000       10.938     0.000      196.887      9.057     91.098       0.000       96.732    62.995

12 2004    13.657     0.000       10.184     0.000      183.307      8.432     91.098       0.000       83.777    49.598
12 2005    12.718     0.000        9.484     0.000      170.713      7.853     91.098       0.000       71.762    38.623
12 2006    11.847     0.000        8.835     0.000      159.031      7.315     91.098       0.000       60.617    29.659
12 2007    11.039     0.000        8.233     0.000      148.190      6.817     91.098       0.000       50.276    22.362
12 2008     9.454     0.000        7.055     0.000      126.996      5.842     79.398       0.000       41.756    16.885

12 2009     8.841     0.000        6.598     0.000      118.768      5.463     79.398       0.000       33.907    12.464
12 2010     8.270     0.000        6.172     0.000      111.094      5.110     79.398       0.000       26.586     8.884
12 2011     6.832     0.000        5.104     0.000       91.870      4.226     67.698       0.000       19.946     6.060
12 2012     4.892     0.006        3.657     0.000       65.832      3.028     47.793       0.000       15.011     4.146
12 2013     4.581     0.000        3.425     0.000       61.649      2.836     47.793       0.000       11.020     2.767
-------   -------     -----      -------     -----     --------    -------   --------     -------     --------  --------
SUBTL     167.411     0.000      124.876     0.000     2247.760    103.397   1175.811     277.700      690.852   361.543
AFTER       9.501     0.000        7.093     0.000      127.677      5.873    107.508       0.000       14.296     3.039

TOTAL     176.912     0.000      131.969     0.000     2375.437    109.270   1283.319     277.700      705.148   364.582

   TOTAL NET GAS REVENUE       0.000 M$       NET PRESENT WORTH AT          10%     364.582 NS
   TOTAL NET LIQ REVENUE    2375.437 M$                                      9%     388.100 M$
                                                                            12%     322.168 M$
                                                                            15%     268.212 NS
                                                                            20%     197.757 M$

SUMMARY                                  MANZIEL, QUITMAN & MISC. WOOD CO. FIELD
PROVED NON-PRODUCING RESERVES

                                 AS OF 07/01/99

                               GROSS PRODUCTION         NET PRODUCTION      NET OPER OPER EXP    TOTAL    CASH FLOW  DISC CASH  LF
LEASE NAME                  OIL (MBBL)  GAS (MMCF)  OIL (MBBL)  GAS (MMCF)  REVENUE   +TAXES   INVST(M$)    (M$)      FLOW@10%  YR
-------------------------   ----------  ----------  ----------  ----------  -------   ------   ---------  ---------  -------------
HUDSON                        18.214       0.000     13.490        0.000    242.812   145.719   29.250     67.843     39.591    12

HUDSON, M.A. etal UNIT #1     34.352       0.000     25.442        0.000    457.960   226.401   29.250    202.309    111.960    20

HUDSON. N.A. UNIT A #1        12.112       0.000      8.971        0.000    161.470   106.878   29.250     25.342     13.415    09

HUDSON, M.A. UNIT B #2        19.650       0.000     14.553        0.000    261.960   187.550   29.250     45.160     21.850    13

McDADE-CURRY UNIT #1          17.931       0.000     13.740        0.000    247.320   153.481   14.325     79.514     44.171    16

McELYEA. J.H. #1A             26.562       0.000     19.673        0.000     54.106   233.909   48.750     71.447     28.632    13

MOSELEY. W.A. #1              20.402       0.000     15.110        0.000     71.986   139.456   48.750     83.780     38.745    16

RAPPE-TURNER #3               18.403       0.000     13.951        0.000     51.118   120.054   29.325    101.739     52.244    19

TURNER, RAPPE #1               9.285       0.000      7.039        0.000     26.706    79.141   19.550     28.015     13.974    13
                             -------       -----    -------        -----   --------  --------  -------   --------    -------    --
MANZIEL, QUITMAN &
MISC. WOOD                   176.912       0.000    131.969        0.000   2375.437  1392.589  277.700   705.148     364.582

RESULTS SAVED UNDER: MANZELNP

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                   HUDSON
PROVED NON-PRODUCING RESERVES            MANZIEL (SUB-CLARKSVILLE FB A) FIELD
                                                  WOOD COUNTY, TEXAS
                                                 TEXEAST OPERATING CO.


                                 AS OF 07/01/99

YEAR END     GROSS PRODUCTION        NET PRODUCTION      OIL    GAS  NET OPER  SEVR. AND  NET OPER    TOTAL    CASH FLOW  DISC CASH
MO. YEAR  OIL (MBBL)  GAS (MMCF)  OIL(MBBL)  GAS(MMCF)  $BBL   $MCF  REVENUE   ADV. TAX   EXPENSE   INVST(M$)    (M$)     FLOW@10%
--------  ----------  ----------  ---------  ---------  ----   ----  -------   --------   --------  ---------  ---------  --------
                                                             INITIAL INVESTMENT                        0.000      0.000      0.000
12 1999     1.218       0.000      0.902      0.000     18.00  0.00   16.239     0.747      5.850     29.250    (19.608)   (19.151)
12 2000     2.265       0.000      1.677      0.000     18.00  0.00   30.191     1.389     11.700      0.000     17.103     14.824
12 2001     2.084       0.000      1.543      0.000     18.00  0.00   27.776     1.278     11.700      0.000     14.798     11.661
12 2002     1.917       0.000      1.420      0.000     18.00  0.00   25.554     1.175     11.700      0.000     12.679      9.082
12 2003     1.764       0.000      1.306      0.000     18.00  0.00   23.510     1.081     11.700      0.000     10.728      6.987

12 2004     1.622       0.000      1.202      0.000     18.00  0.00   21.629     0.995     11.700      0.000      8.934      5.289
12 2005     1.493       0.000      1.105      0.000     18.00  0.00   19.899     0.915     11.700      0.000      7.283      3.920
12 2006     1.373       0.000      1.017      0.000     18.00  0.00   18.307     0.842     11.700      0.000      5.765      2.820
12 2007     1.263       0.000      0.936      0.000     18.00  0.00   16.842     0.775     11.700      0.000      4.367      1.943
12 2008     1.162       0.000      0.861      0.000     18.00  0.00   15.495     0.713     11.700      0.000      3.082      1.246

12 2009     1.069       0.000      0.792      0.000     18.00  0.00   14.255     0.656     11.700      0.000      1.899      0.698
12 2010     0.984       0.000      0.729      0.000     18.00  0.00   13.115     0.603     11.700      0.000      0.812      0.271
12 2011     0.000       0.000      0.000      0.000      0.00  0.00    0.000     0.000      0.000      0.000      0.000      0.000
12 2012     0.000       0.000      0.000      0.000      0.00  0.00    0.000     0.000      0.000      0.000      0.000      0.000
12 2013     0.000       0.000      0.000      0.000      0.00  0.00    0.000     0.000      0.000      0.000      0.000      0.000
-------    ------       -----     ------      -----     -----  ----  -------    ------    -------     ------    -------    -------
SUBTL      18.214       0.000     13.490      0.000                  242.812    11.169    134.550     29.250     67.843     39.591
AFTER       0.000       0.000      0.000      0.000                    0.000     0.000      0.000      0.000      0.000      0.000

TOTAL      18.214       0.000     13.490      0.000     18.00  0.00  242.812    11.169    134.550     29.250     67.843     39.591


  INITIAL WORKING INTEREST        97.500000%      NET PRESENT VALUE AT        10%         39.591 M$
  INITIAL NET GAS INTEREST        74.062500%                                   9%         41.692 M$
  INITIAL NET OIL INTEREST        74.062500%                                  12%         35.734 M$
                                                                              15%         30.698 M$
  FINAL WORKING INTEREST          97.500000%                                  20%         23.884 M$
  FINAL NET GAS INTEREST          74.062500%
  FINAL NET OIL INTEREST          74.062500%      TOTAL GAS REVENUE        0.000 M$
                                                  TOTAL OIL REVENUE      242.812 M$

FILE NAME: HUDSON
                                           REMAINING LIFE OF PROJECT IS 12 YEARS
DIRECTORY: TEXEAST

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX


TEXEAST OPERATING CO.                                 HUDSON, M.A. etal UNIT #1
PROVED NON-PRODUCING RESERVES                               MANZIEL FIELD
                                                         WOOD COUNTY, TEXAS
                                                          TEXEAST OPERATING

                                 AS OF 07/01/99

YEAR END     GROSS PRODUCTION        NET PRODUCTION      OIL    GAS  NET OPER  SEVR. AND  NET OPER    TOTAL    CASH FLOW  DISC CASH
MO. YEAR  OIL (MBBL)  GAS (MMCF)  OIL(MBBL)  GAS(MMCF)  $BBL   $MCF  REVENUE   ADV. TAX   EXPENSE   INVST(M$)     (M$)    FLOW@10%
--------  ----------  ----------  ---------  ---------  ----   ----  -------   --------   -------   ---------  ---------  --------
                                                                      INITIAL INVESTMENT              0.000       0.000      0.000
12 1999     1.631       0.000      1.208       0.000    18.00  0.00   21.747     1.000      5.265    29.250     (13.768)   (13.448)
12 2000     3.062       0.000      2.268       0.000    18.00  0.00   40.815     1.877     10.530     0.000      28.408     24.623
12 2001     2.847       0.000      2.109       0.000    18.00  0.00   37.958     1.746     10.530     0.000      25.682     20.237
12 2002     2.648       0.000      1.961       0.000    18.00  0.00   35.301     1.624     10.530     0.000      23.147     16.581
12 2003     2.463       0.000      1.824       0.000    18.00  0.00   32.830     1.510     10.530     0.000      20.790     13.539

12 2004     2.290       0.000      1.696       0.000    18.00  0.00   30.532     1.404     10.530     0.000      18.597     11.010
12 2005     2.130       0.000      1.577       0.000    18.00  0.00   28.395     1.306     10.530     0.000      16.558      8.912
12 2006     1.981       0.000      1.467       0.000    18.00  0.00   26.407     1.215     10.530     0.000      14.662      7.174
12 2007     1.842       0.000      1.364       0.000    18.00  0.00   24.558     1.130     10.530     0.000      12.899      5.737
12 2008     1.713       0.000      1.269       0.000    18.00  0.00   22.839     1.051     10.530     0.000      11.259      4.553

12 2009     1.593       0.000      1.180       0.000    18.00  0.00   21.241     0.977     10.530     0.000       9.733      3.578
12 2010     1.482       0.000      1.097       0.000    18.00  0.00   19.754     0.909     10.530     0.000       8.315      2.779
12 2011     1.378       0.000      1.021       0.000    18.00  0.00   18.371     0.845     10.530     0.000       6.996      2.125
12 2012     1.282       0.000      0.949       0.000    18.00  0.00   17.086     0.786     10.530     0.000       5.769      1.593
12 2013     1.192       0.000      0.883       0.000    18.00  0.00   15.889     0.731     10.530     0.000       4.628      1.162
-------    ------       -----     ------       -----    -----  ----  -------    ------    -------    ------    --------     ------
SUBTL      29.534       0.000     21.873       0.000                 393.721    18.111    152.685    29.250     193.675      110.1
AFTER       4.819       0.000      3.569       0.000                  64.239     2.956     52.650     0.000       8.634        1.8

TOTAL      34.352       0.000     25.442       0.000    18.00  0.00  457.960    21.066    205.335    29.250     202.309      111.9


  INITIAL WORKING INTEREST       97.500000%       NET PRESENT VALUE AT         10%          111.960 M$
  INITIAL NET GAS INTEREST       74.062500%                                     9%          117.930 M$
  INITIAL NET OIL INTEREST       74.062500%                                    12%          101.304 M$
                                                                               15%           87.956 M$
  FINAL WORKING INTEREST         97.500000%                                    20%           70.883 M$
  FINAL NET GAS INTEREST         74.062500%
  FINAL NET OIL INTEREST         74.062500%       TOTAL GAS REVENUE         0.000 M$
  T                                               TOTAL OIL REVENUE       457.960 M$


FILE NAME: HUD
                                          REMAINING LIFE OF PROJECT IS 20 YEARS.
DIRECTORY: TEXEAST

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                HUDSON, M.A. UNIT -A- #1
PROVED NON-PRODUCING RESERVES                              MANZIEL FIELD
                                                        WOOD COUNTY. TEXAS
                                                         TEXEAST OPERATING


                                 AS OF 07/01/99

YEAR END     GROSS PRODUCTION        NET PRODUCTION      OIL    GAS  NET OPER  SEVR. AND  NET OPER   TOTAL     CASH FLOW   DISC CASH
MO. YEAR  OIL (MBBL)  GAS (MMCF)  OIL(MBBL)  GAS(MMCF)  $BBL   $MCF  REVENUE   ADV. TAX   EXPENSE   INVST(M$)     (M$)     FLOW@10%
--------  ----------  ----------  ---------  ---------  ----   ----  -------   --------   -------   ---------  ---------   --------
                                                             INITIAL INVESTMENT                      0.000     0.000       0.000
12 1999     1.064       0.000      0.788       0.000    18.00  0.00   14.180     0.652     5.850    29.250   (21.572)    (21.070)
12 2000     1.940       0.000      1.437       0.000    18.00  0.00   25.862     1.190    11.700     0.000    12.972      11.244
12 2001     1.746       0.000      1.293       0.000    18.00  0.00   23.275     1.071    11.700     0.000    10.505       8.278
12 2002     1.571       0.000      1.164       0.000    18.00  0.00   20.948     0.964    11.700     0.000     8.284       5.934
12 2003     1.414       0.000      1.047       0.000    18.00  0.00   18.853     0.867    11.700     0.000     6.286       4.093

12 2004     1.273       0.000      0.943       0.000    18.00  0.00   16.968     0.781    11.700     0.000     4.487       2.657
12 2005     1.146       0.000      0.848       0.000    18.00  0.00   15.271     0.702    11.700     0.000     2.868       1.544
12 2006     1.031       0.000      0.764       0.000    18.00  0.00   13.744     0.632    11.700     0.000     1.412       0.691
12 2007     0.928       0.000      0.687       0.000    18.00  0.00   12.369     0.569    11.700     0.000     0.100       0.045
12 2008     0.000       0.000      0.000       0.000     0.00  0.00    0.000     0.000     0.000     0.000     0.000       0.000

12 2009     0.000       0.000      0.000       0.000     0.00  0.00    0.000     0.000     0.000     0.000     0.000       0.000
12 2010     0.000       0.000      0.000       0.000     0.00  0.00    0.000     0.000     0.000     0.000     0.000       0.000
12 2011     0.000       0.000      0.000       0.000     0.00  0.00    0.000     0.000     0.000     0.000     0.000       0.000
12 2012     0.000       0.000      0.000       0.000     0.00  0.00    0.000     0.000     0.000     0.000     0.000       0.000
12 2013     0.000       0.000      0.000       0.000     0.00  0.00    0.000     0.000     0.000     0.000     0.000       0.000
-------    ------       -----      -----       -----    -----  ----  -------     -----    ------    ------   -------     -------

SUBTL      12.112       0.000      8.971       0.000                 161.470     7.428    99.450    29.250    25.342      13.415
AFTER       0.000       0.000      0.000       0.000                   0.000     0.000     0.000     0.000     0.000       0.000

TOTAL      12.112       0.000      8.971       0.000    18.00  0.00  161.470     7.428    99.450    29.250    25.342      13.415


  INITIAL WORKING INTEREST        97.500000%             NET PRESENT VALUE AT          10%              13.415 M$
  INITIAL NET GAS INTEREST        74.062500%                                            9%              14.362 M$
  INITIAL NET OIL INTEREST        74.062500%                                           12%              11.646 M$
                                                                                       15%               9.274 M$
  FINAL WORKING INTEREST          97.500000%                                           20%               5.943 M$
  FINAL NET GAS INTEREST          74.062500%
  FINAL NET OIL INTEREST          74.062500%             TOTAL GAS REVENUE          0.000 M$
                                                         TOTAL OIL REVENUE        161.470 M$


FILE NAME: HUDA
                                            REMAINING LIFE OF PROJECT IS 9 YEARS
DIRECTORY: TEXEAST

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                   HUDSON, M.A. UNIT -B- #2
PROVED NON-PRODUCING RESERVES                                 MANZIEL FIELD
                                                           WOOD COUNTY, TEXAS
                                                            TEXEAST OPERATING

                                 AS OF 07/01/99

YEAR END     GROSS PRODUCTION        NET PRODUCTION      OIL    GAS   NET OPER  SEVR. AND  NET OPER    TOTAL    CASH FLOW  DISC CASH
MO. YEAR  OIL (MBBL)  GAS (MMCF)  OIL(MBBL)  GAS(MMCF)  $BBL   $MCF   REVENUE   ADV. TAX   EXPENSE   INVST(M$)    (M$)     FLOW@1O%
--------  ----------  ----------  ---------  ---------  ----   ----   -------   --------   -------   ---------  ---------  --------
                                                            INITIAL INVESTMENT                         0.000      0.000      0.000
12 1999     1.058       0.000      0.783       0.000    18.00  0.00   14.101     0.649      7.020     29.250    (22.818)   (22.287)
12 2000     2.022       0.000      1.498       0.000    18.00  0.00   26.962     1.240     14.040      0.000     11.682     10.126
12 2001     1.921       0.000      1.423       0.000    18.00  0.00   25.614     1.178     14.040      0.000     10.396      8.192
12 2002     1.825       0.000      1.352       0.000    18.00  0.00   24.333     1.119     14.040      0.000      9.174      6.572
12 2003     1.734       0.000      1.284       0.000    18.00  0.00   23.117     1.063     14.040      0.000      8.013      5.219

12 2004     1.647       0.000      1.220       0.000    18.00  0.00   21.961     1.010     14.040      0.000      6.911      4.019
12 2005     1.565       0.000      1.159       0.000    18.00  0.00   20.863     0.960     14.040      0.000      5.863      3.156
12 2006     1.487       0.000      1.101       0.000    18.00  0.00   19.820     0.912     14.040      0.000      4.868      2.382
12 2007     1.412       0.000      1.046       0.000    18.00  0.00   18.829     0.866     14.040      0.000      3.923      1.745
12 2008     1.342       0.000      0.994       0.000    18.00  0.00   17.887     0.823     14.040      0.000      3.025      1.223

12 2009     1.275       0.000      0.944       0.000    18.00  0.00   16.993     0.782     14.040      0.000      2.171      0.798
12 2010     1.211       0.000      0.897       0.000    18.00  0.00   16.143     0.743     14.040      0.000      1.361      0.455
12 2011     1.150       0.000      0.852       0.000    18.00  0.00   15.336     0.705     14.040      0.000      0.591      0.179
12 2012     0.000       0.000      0.000       0.000     0.00  0.00    0.000     0.000      0.000      0.000      0.000      0.000
12 2013     0.000       0.000      0.000       0.000     0.00  0.00    0.000     0.000      0.000      0.000      0.000      0.000
-------    ------       -----     ------       -----    -----  ----  -------    ------    -------     ------    -------    -------

SUBTL      19.650       0.000     14.553       0.000                 261.960    12.050    175.500     29.250     45.160     21.850
AFTER       0.000       0.000      0.000       0.000                   0.000     0.000      0.000      0.000      0.000      0.000

TOTAL      19.650       0.000     14.553       0.000    18.00  0.00  261.960    12.050    175.500     29.250     45.160     21.850

 INITIAL WORKING INTEREST        97.500000%             NET PRESENT VALUE AT       10%                 21.850
 INITIAL NET GAS INTEREST        74.062500%                                         9%                 23.539
 INITIAL NET OIL INTEREST        74.062500%                                        12%                 18.774
                                                                                   15%                 14.801
 FINAL WORKING INTEREST          97.500000%                                        20%                  9.512
 FINAL NET GAS INTEREST          74.062500%
 FINAL NET OIL INTEREST          74.062500%             TOTAL GAS REVENUE       0.000 M$
                                                        TOTAL OIL REVENUE     261.960 M$


FILE NAME: HUDB
                                           REMAINING LIFE OF PROJECT IS 13 YEARS
DIRECTORY: TEXEAST

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                    McDADE-CURRY UNIT #1
PROVED NON-PRODUCING RESERVES                             MERIGALE-PAUL FIELD
                                                          WOOD COUNTY, TEXAS
                                                           TEXEAST OPERATING

                                 AS OF 07/01/99

YEAR END     GROSS PRODUCTION        NET PRODUCTION      OIL    GAS   NET OPER  SEVR. AND  NET OPER    TOTAL    CASH FLOW  DISC CASH
MO. YEAR  OIL (MBBL)  GAS (MMCF)  OIL(MBBL)  GAS(MMCF)  $BBL   $MCF   REVENUE   ADV. TAX   EXPENSE   INVST(M$)    (M$)     FLOW@1O%
--------  ----------  ----------  ---------  ---------  ----   ----   -------   --------   -------   ---------  ---------  --------
                                                            INITIAL INVESTMENT                          0.000      0.000    0.000
12 1999      0.828      0.000      0.635       0.000    18.00  0.00    11.422     0.525      4.584     14.325     (8.012)  (7.826)
12 2000      1.593      0.000      1.221       0.000    18.00  0.00    21.976     1.011      9.168      0.000     11.797   10.226
12 2001      1.514      0.000      1.160       0.000    18.00  0.00    20.877     0.960      9.168      0.000     10.749    8.470
12 2002      1.438      0.000      1.102       0.000    18.00  0.00    19.834     0.912      9.168      0.000      9.753    6.987
12 2003      1.366      0.000      1.047       0.000    18.00  0.00    18.842     0.867      9.168      0.000      8.807    5.735

12 2004      1.298      0.000      0.994       0.000    18.00  0.00    17.900     0.823      9.168      0.000      7.908    4.682
12 2005      1.233      0.000      0.945       0.000    18.00  0.00    17.005     0.782      9.168      0.000      7.055    3.797
12 2006      1.171      0.000      0.897       0.000    18.00  0.00    16.155     0.743      9.168      0.000      6.243    3.055
12 2007      1.113      0.000      0.853       0.000    18.00  0.00    15.347     0.706      9.168      0.000      5.473    2.434
12 2008      1.057      0.000      0.810       0.000    18.00  0.00    14.580     0.671      9.168      0.000      4.741    1.917

12 2009      1.004      0.000      0.769       0.000    18.00  0.00    13.851     0.637      9.168      0.000      4.045    1.487
12 2010      0.954      0.000      0.731       0.000    18.00  0.00    13.158     0.605      9.168      0.000      3.385    1.131
12 2011      0.906      0.000      0.694       0.000    18.00  0.00    12.500     0.575      9.168      0.000      2.757    0.838
12 2012      0.861      0.000      0.660       0.000    18.00  0.00    11.875     0.546      9.168      0.000      2.161    0.597
12 2013      0.818      0.000      0.627       0.000    18.00  0.00    11.281     0.519      9.168      0.000      1.594    0.400
-------     ------      -----     ------       -----    -----  ----   -------    ------    -------     ------     ------   ------
SUBTL       17.154      0.000     13.145       0.000                  236.602    10.884    132.936     14.325     78.457   43.930
AFTER        0.777      0.000      0.595       0.000                   10.717     0.493      9.168      0.000      1.056    0.241

TOTAL       17.931      0.000     13.740       0.000    18.00  0.00   247.319    11.377    142.104     14.325     79.514   44.171


 INITIAL WORKING INTEREST          95.500000%             NET PRESENT VALUE AT          10%           44.171 M$
 INITIAL NET GAS INTEREST          76.625000%                                            9%           46.566 M$
 INITIAL NET OIL INTEREST          76.625000%                                           12%           39.875 M$
                                                                                        15%           34.454 M$
 FINAL WORKING INTEREST            95.500000%                                           20%           27.460 M$
 FINAL NET GAS INTEREST            76.625000%
 FINAL NET OIL INTEREST            76.625000%             TOTAL GAS REVENUE          0.000 M$
                                                          TOTAL OIL REVENUE        247.319 M$


FILE NAME: MCDADE1
                                           REMAINING LIFE OF PROJECT IS 16 YEARS
DIRECTORY: TEXEAST

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX


TEXEAST OPERATING CO.                               McELYEA, J.H. #1-A
PROVED NON-PRODUCING RESERVES              MANZIEL (SUB-CLARKSVILLE FB A) FIELD
                                                    WOOD COUNTY, TEXAS
                                                     TEXEAST OPERATING


                                 AS OF 07/01/99

YEAR END     GROSS PRODUCTION        NET PRODUCTION      OIL    GAS   NET OPER  SEVR. AND  NET OPER    TOTAL    CASH FLOW  DISC CASH
MO. YEAR  OIL (MBBL)  GAS (MMCF)  OIL(MBBL)  GAS(MMCF)  $BBL   $MCF   REVENUE   ADV. TAX   EXPENSE   INVST(M$)    (M$)     FLOW@1O%
--------  ----------  ----------  ---------  ---------  ----   ----   -------   --------   -------   ---------  ---------  --------
                                                            INITIAL INVESTMENT                          0.000      0.000    0.000
12 1999      1.234      0.000      0.914       0.000    18.00  0.00    16.451      0.757      7.020    48.750    (40.076)  (39.143)
12 2000      2.360      0.000      1.748       0.000    18.00  0.00    31.456      1.447     14.040     0.000     15.969    13.842
12 2001      2.242      0.000      1.660       0.000    18.00  0.00    29.883      1.375     14.040     0.000     14.469    11.401
12 2002      2.130      0.000      1.577       0.000    18.00  0.00    28.389      1.306     14.040     0.000     13.043     9.343
12 2003      2.023      0.000      1.498       0.000    18.00  0.00    26.970      1.241     14.040     0.000     11.689     7.612

12 2004      1.922      0.000      1.423       0.000    18.00  0.00    25.621      1.179     14.040     0.000     10.403     6.159
12 2005      1.826      0.000      1.352       0.000    18.00  0.00    24.340      1.120     14.040     0.000      9.180     4.941
12 2006      1.735      0.000      1.285       0.000    18.00  0.00    23.123      1.064     14.040     0.000      8.019     3.924
12 2007      1.648      0.000      1.220       0.000    18.00  0.00    21.967      1.010     14.040     0.000      6.916     3.076
12 2008      1.565      0.000      1.159       0.000    18.00  0.00    20.869      0.960     14.040     0.000      5.869     2.373

12 2009      1.487      0.000      1.101       0.000    18.00  0.00    19.825      0.912     14.040     0.000      4.873     1.791
12 2010      1.413      0.000      1.046       0.000    18.00  0.00    18.834      0.866     14.040     0.000      3.928     1.313
12 2011      1.342      0.000      0.994       0.000    18.00  0.00    17.892      0.823     14.040     0.000      3.029     0.920
12 2012      1.275      0.000      0.944       0.000    18.00  0.00    16.998      0.782     14.040     0.000      2.176     0.601
12 2013      1.211      0.000      0.897       0.000    18.00  0.00    16.148      0.743     14.040     0.000      1.365     0.343
-------     ------      -----     ------       -----    -----  ----   -------     ------    -------    ------    -------   -------

SUBTL       25.411      0.000     18.820       0.000                  338.766     15.583    203.580    48.750     70.852    28.496
AFTER        1.151      0.000      0.852       0.000                   15.340      0.706     14.040     0.000      0.595     0.136

TOTAL       26.562      0.000     19.673       0.000    18.00  0.00   354.106     16.289    217.620    48.750     71.447    28.632


   INITIAL WORKING INTEREST       97.500000%         NET PRESENT VALUE AT        10%           28.632 M$
   INITIAL NET GAS INTEREST       74.062500%                                      9%           31.567 M$
   INITIAL NET OIL INTEREST       74.062500%                                     12%           23.353 M$
                                                                                 15%           16.673 M$
   FINAL WORKING INTEREST         97.500000%                                     20%            8.029 M$
   FINAL NET GAS INTEREST         74.062500%
   FINAL NET OIL INTEREST         74.062500%         TOTAL GAS REVENUE        0.000 M$
                                                     TOTAL OIL REVENUE      354.106 M$


FILE NAME: MCEL
                                           REMAINING LIFE OF PROJECT IS 16 YEARS
DIRECTORY: TEXEAST

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                      MOSELEY, W.A. #1
PROVED NON-PRODUCING RESERVES                              NORMAN PAUL FIELD
                                                          WOOD COUNTY, TEXAS
                                                           TEXEAST OPERATING
                                 AS OF 07/01/99

YEAR END     GROSS PRODUCTION        NET PRODUCTION      OIL    GAS   NET OPER  SEVR. AND  NET OPER    TOTAL    CASH FLOW  DISC CASH
MO. YEAR  OIL (MBBL)  GAS (MMCF)  OIL(MBBL)  GAS(MMCF)  $BBL   $MCF   REVENUE   ADV. TAX   EXPENSE   INVST(M$)    (M$)     FLOW@1O%
--------  ----------  ----------  ---------  ---------  ----   ----   -------   --------   -------   ---------  ---------  --------
                                                            INITIAL INVESTMENT                          0.000      0.000    0.000
12 1999      1.160      0.000      0.859       0.000    18.00  0.00    15.466     0.711     4.095     48.750     (38.090) (37.204)
12 2000      2.157      0.000      1.597       0.000    18.00  0.00    28.754     1.323     8.190      0.000      19.241   16.678
12 2001      1.984      0.000      1.470       0.000    18.00  0.00    26.453     1.217     8.190      0.000      17.047   13.432
12 2002      1.826      0.000      1.352       0.000    18.00  0.00    24.337     1.120     8.190      0.000      15.028   10.765
12 2003      1.680      0.000      1.244       0.000    18.00  0.00    22.390     1.030     8.190      0.000      13.170    8.577

12 2004      1.545      0.000      1.144       0.000    18.00  0.00    20.599     0.948     8.190      0.000      11.461    6.785
12 2005      1.422      0.000      1.053       0.000    18.00  0.00    18.951     0.872     8.190      0.000       9.889    5.322
12 2006      1.308      0.000      0.969       0.000    18.00  0.00    17.435     0.802     8.190      0.000       8.443    4.131
12 2007      1.203      0.000      0.891       0.000    18.00  0.00    16.040     0.738     8.190      0.000       7.112    3.164
12 2008      1.107      0.000      0.820       0.000    18.00  0.00    14.757     0.679     8.190      0.000       5.888    2.381

12 2009      1.018      0.000      0.754       0.000    18.00  0.00    13.576     0.625     8.190      0.000       4.762    1.750
12 2010      0.937      0.000      0.694       0.000    18.00  0.00    12.490     0.576     8.190      0.000       3.726    1.245
12 2011      0.862      0.000      0.638       0.000    18.00  0.00    11.491     0.529     8.190      0.000       2.772    0.842
12 2012      0.793      0.000      0.587       0.000    18.00  0.00    10.572     0.486     8.190      0.000       1.895    0.523
12 2013      0.730      0.000      0.540       0.000    18.00  0.00     9.726     0.447     8.190      0.000       1.089    0.273
-------     ------      -----     ------       -----    -----  ----   -------    ------   -------     ------     -------  -------

SUBTL       19.731      0.000     14.613       0.000                  263.038    12.100   118.755     48.750      83.434   38.666
AFTER        0.671      0.000      0.497       0.000                    8.948     0.412     8.190      0.000       0.346    0.079

TOTAL       20.402      0.000     15.110       0.000    18.00  0.00   271.986    12.511   126.945     48.750      83.780   38.745


  INITIAL WORKING INTEREST          97.500000%             NET PRESENT VALUE AT          10%            38.745 M$
  INITIAL NET GAS INTEREST          74.062500%                                            9%            41.886 M$
  INITIAL NET OIL INTEREST          74.062500%                                           12%            33.072 M$
                                                                                         15%            25.840 M$
  FINAL WORKING INTEREST            97.500000%                                           20%            16.384 M$
  FINAL NET GAS INTEREST            74.062500%
  FINAL NET OIL INTEREST            74.062500%             TOTAL GAS REVENUE          0.000 M$
                                                           TOTAL OIL REVENUE        271.986 M$


FILE NAME: MOSE
                                           REMAINING LIFE OF PROJECT IS 16 YEARS
DIRECTORY: TEXEAST

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                   RAPPE-TURNER #3
PROVED NON-PRODUCING RESERVES                   QUITMAN (SUB-CLARKSVILLE) FIELD
                                                       WOW COUNTY. TEXAS
                                                         GULFTEX, INC.
                                 AS OF 07/01/99

YEAR END     GROSS PRODUCTION        NET PRODUCTION      OIL    GAS   NET OPER  SEVR. AND  NET OPER    TOTAL    CASH FLOW  DISC CASH
MO. YEAR  OIL (MBBL)  GAS (MMCF)  OIL(MBBL)  GAS(MMCF)  $BBL   $MCF   REVENUE   ADV. TAX   EXPENSE   INVST(M$)    (M$)     FLOW@1O%
--------  ----------  ----------  ---------  ---------  ----   ----   -------   --------   -------   ---------  ---------  --------
                                                            INITIAL INVESTMENT                          0.000      0.000    0.000
12 1999     0.930       0.000      0.705       0.000    18.00  0.00    12.692     0.584     2.933      29.325    (20.149) (19.680)
12 2000     1.737       0.000      1.317       0.000    18.00  0.00    23.709     1.091     5.865       0.000     16.754   14.522
12 2001     1.607       0.000      1.218       0.000    18.00  0.00    21.931     1.009     5.865       0.000     15.057   11.865
12 2002     1.487       0.000      1.127       0.000    18.00  0.00    20.286     0.933     5.865       0.000     13.488    9.662
12 2003     1.375       0.000      1.042       0.000    18.00  0.00    18.765     0.863     5.865       0.000     12.037    7.839

12 2004     1.272       0.000      0.964       0.000    18.00  0.00    17.357     0.798     5.865       0.000     10.694    6.331
12 2005     1.177       0.000      0.892       0.000    18.00  0.00    16.056     0.739     5.865       0.000      9.452    5.087
12 2006     1.088       0.000      0.825       0.000    18.00  0.00    14.851     0.683     5.865       0.000      8.303    4.063
12 2007     1.007       0.000      0.763       0.000    18.00  0.00    13.738     0.632     5.865       0.000      7.241    3.221
12 2008     0.931       0.000      0.706       0.000    18.00  0.00    12.707     0.585     5.865       0.000      6.258    2.530

12 2009     0.861       0.000      0.653       0.000    18.00  0.00    11.754     0.541     5.865       0.000      5.348    1.966
12 2010     0.797       0.000      0.604       0.000    18.00  0.00    10.873     0.500     5.865       0.000      4.507    1.506
12 2011     0.737       0.000      0.559       0.000    18.00  0.00    10.057     0.463     5.865       0.000      3.729    1.133
12 2012     0.682       0.000      0.517       0.000    18.00  0.00     9.303     0.428     5.865       0.000      3.010    0.831
12 2013     0.631       0.000      0.478       0.000    18.00  0.00     8.605     0.396     5.865       0.000      2.344    0.589
-------    ------       -----     ------       -----    -----  ----   -------    ------   -------      ------   --------  -------

SUBTL      16.319       0.000     12.371       0.000                  222.685    10.244    85.043      29.325     98.074   51.465
AFTER       2.084       0.000      1.580       0.000                   28.433     1.308    23.460       0.000      3.665    0.779

TOTAL      18.403       0.000     13.951       0.000    18.00  0.00   251.118    11.551   108.502      29.325    101.739   52.244


  INITIAL WORKING INTEREST         97.750000%             NET PRESENT VALUE AT          10%         52.244 M$
  INITIAL NET GAS INTEREST         75.810000%                                            9%         55.550 M$
  INITIAL NET OIL INTEREST         75.810000%                                           12%         46.329 M$
                                                                                        15%         38.897 M$
  FINAL WORKING INTEREST           97.750000%                                           20%         29.355 M$
  FINAL NET GAS INTEREST           75.810000%
  FINAL NET OIL INTEREST           75.810000%             TOTAL GAS REVENUE          0.000 M$
                                                          TOTAL OIL REVENUE        251.118 M$


FILE NAME: RAPPE3
                                           REMAINING LIFE OF PROJECT IS 19 YEARS
DIRECTORY: TEXEAST

                       OIL AND GAS LEASE ECONOMIC ANALYSIS
                            BEFORE FEDERAL INCOME TAX

TEXEAST OPERATING CO.                                    TURNER, RAPPE #1
PROVED NDN-PRODUCING RESERVES                      QUITMAN. N.W. (PALUXY) FIELD
                                                        WOOD COUNTY, TEXAS
                                                           GULFTEX, INC.
                                 AS OF 07/01/99

YEAR END     GROSS PRODUCTION        NET PRODUCTION      OIL    GAS   NET OPER  SEVR. AND  NET OPER    TOTAL    CASH FLOW  DISC CASH
MO. YEAR  OIL (MBBL)  GAS (MMCF)  OIL(MBBL)  GAS(MMCF)  $BBL   $MCF   REVENUE   ADV. TAX   EXPENSE   INVST(M$)    (M$)     FLOW@1O%
--------  ----------  ----------  ---------  ---------  ----   ----   -------   --------   -------   ---------  ---------  --------
                                                            INITIAL INVESTMENT                          0.000      0.000    0.000
12 1999      0.576      0.000      0.436       0.000    18.00  0.00     7.853     0.361      2.933     19.550    (14.990) (14.641)
12 2000      1.075      0.000      0.815       0.000    18.00  0.00    14.670     0.675      5.865      0.000      8.130    7.047
12 2001      0.994      0.000      0.754       0.000    18.00  0.00    13.570     0.624      5.865      0.000      7.081    5.579
12 2002      0.920      0.000      0.697       0.000    18.00  0.00    12.552     0.577      5.865      0.000      6.110    4.377
12 2003      0.851      0.000      0.645       0.000    18.00  0.00    11.611     0.534      5.865      0.000      5.212    3.394

12 2004      0.787      0.000      0.597       0.000    18.00  0.00    10.740     0.494      5.865      0.000      4.381    2.594
12 2005      0.728      0.000      0.552       0.000    18.00  0.00     9.934     0.457      5.865      0.000      3.612    1.944
12 2006      0.673      0.000      0.511       0.000    18.00  0.00     9.189     0.423      5.865      0.000      2.902    1.420
12 2007      0.623      0.000      0.472       0.000    18.00  0.00     8.500     0.391      5.865      0.000      2.244    0.998
12 2008      0.576      0.000      0.437       0.000    18.00  0.00     7.863     0.362      5.865      0.000      1.636    0.661

12 2009      0.533      0.000      0.404       0.000    18.00  0.00     7.273     0.335      5.865      0.000      1.073    0.395
12 2010      0.493      0.000      0.374       0.000    18.00  0.00     6.727     0.309      5.865      0.000      0.553    0.185
12 2011      0.456      0.000      0.346       0.000    18.00  0.00     6.223     0.286      5.865      0.000      0.072    0.022
12 2012      0.000      0.000      0.000       0.000     0.00  0.00     0.000     0.000      0.000      0.000      0.000    0.000
12 2013      0.000      0.000      0.000       0.000     0.00  0.00     0.000     0.000      0.0(0      0.000      0.000    0.000
-------      -----      -----      -----       -----    -----  ----   -------     -----     ------     ------    -------  -------


SUBTL        9.285      0.000      7.039       0.000                  126.706     5.828     73.313     19.550     28.015   13.974
AFTER        0.000      0.000      0.000       0.000                    0.000     0.000      0.000      0.000      0.000    0.000

TOTAL        9.285      0.000      7.039       0.000    18.00  0.00   126.706     5.828     73.313     19.550     28.015   13.974


  INITIAL WORKING INTEREST       97.750000%             NET PRESENT VALUE AT        10%          13.974 M$
  INITIAL NET GAS INTEREST       75.810000%                                          9%          15.008 M$
  INITIAL NET OIL INTEREST       75.810000%                                         12%          12.081 MS
                                                                                    15%           9.619 M$
  FINAL WORKING INTEREST         97.750000%                                         20%           6.309 MS
  FINAL NET GAS INTEREST         75.810000%
  FINAL NET OIL INTEREST         75.810000%             TOTAL GAS REVENUE        0.000 M$
                                                        TOTAL OIL REVENUE      126.706 M$


FILE NAME: TURNER
                                           REMAINING LIFE OF PROJECT IS 13 YEARS
DIRECTORY: TEXEAST

                               Lease by Project


NE Bethany Waterflood Unit #3:              Manziel Field (Pittman-Heirs):*****
         NE Bethany Waterflood Unit #3            M. A. Hudson, etal Unit
                                                  Hudson
Talco Field:**                                    M. A. Hudson Unit -A-
         Hagansport Unit                          M. A. Hudson Unit -B-
                                                  J. H. McElyea
Mitchell Creek Field:                             H. H. Noe
         J. L. Hedrick                            W. A. Moseley****
         J. L. Watts                              J. L. Jacobs****

East Texas Field:***                              North Quitman Field:
         Roy H. Laird/Block 122                   Ploucher-Rappe-Turner
         Prothro                                  Rappe-Turner #3
         J. T. Florence                           Turner, Rappe #1
                                                  Rappe-Turner-1A
J. C. Whatley Project:
         Republic Insurance #3****
         McDade-Curry Unit****


*All year to date production values are through the end of May 1999. Revenue is recognized when received. Production is recognized when achieved. Sales of crude oil may be delayed or combined when prices are depressed. For these reasons revenue and production may not always correlate.

**The Hagansport Unit comprises of six individual leases; Ray Briley Lease, Lillie J. Gallatin Lease, B. R. Grimes Lease, V. W. Jennings Lease, Myrtle P. Haydon Lease, and Claude Nichols Lease.

***The East Texas Field Leases were included in the J. C. Whatley Project. The working interests and net revenue interests are not equivalent, thus the separation.

****The Republic Insurance #3 was acquired through the J. C. Whatley Project, it is however, located in the Quitman Field. The McDade-Curry Unit was acquired through the J. C. Whatley Project, it is however, located in the Merigale-Paul Field. The W. A. Moseley was acquired through the Manziel/Pittman-Heirs Projects, it is however located in the Norman-Paul Field. The J. L. Jacobs was acquired through the Manziel/Pittman-Heirs Projects, it is however located in the S.E. Winnsboro Field.

*****The Manziel Field Joint Venture and the Pittman-Heirs Joint Venture encompassed separate wells on the same leases, for this reason the Pittman-Heirs Joint Venture wells were combined with the Manziel Field Joint Venture wells under the heading of "Manziel Field (Pittman-Heirs)" in this summary.

                               PRODUCTION GRAPHS

                          Alphabetically by Lease Name

              ===================================================
                               GULFTEX OPERATING
                               BETHANY, N.E. UNIT
                         BETHANY, N.E. (JENKINS) FIELD
                              PANOLA COUNTY, TEXAS

              Oil Cum: 51,060 Bbls          Gas Cum:  638,563 MCF
              ===================================================



                                    [GRAPH]

----------            ====================================         ----------
Calculated                        BRILEY, RAY                      Production
Oil                         Production Rate vs Time                Oil
Gas                        BBl/Mo or Mcf/Mo vs Months              Gas
Water                               OTO, CO.                       Water
                      TALCO FIELD - FRANKLIN COUNTY, TEXAS
----------            ====================================         ----------


                                     [GRAPH]


                      Reported Oil Production = 363019 Bbls
                       Reported Gas Production = 146 Mcf
                   Calculated Water Production = 8873612 Bbls

----------         ==========================================      ----------
Calculated                       FLORENCE LEASE                    Production
Oil                          Production Rate vs Time               Oil
Gas                        BBl/Mo or Mcf/Mo vs Months              Gas
Water                           GULFTEX OPERATING                  Water
                   EAST TEXAS (WOODBINE - GREGG COUNTY, TEXAS
----------         ==========================================      ----------

                                     [GRAPH]


                      Reported Oil Production = 180517 Bbls
                       Reported Gas Production = 7821 Mcf
                    Calculated Water Production = 834068 Bbls

----------              ================================      ----------
Calculated                   GELLATIN, LILLIE J. #1           Production
Oil                          Production Rate vs Time          Oil
Gas                        BBl/Mo or Mcf/Mo vs Months         Gas
Water                               OTO, CO.                  Water
                        TALCO FIELD - WOOD COUNTY, TEXAS
----------              ================================      ----------

                                     [GRAPH]



                      Reported Oil Production = 378300 Bbls
                        Reported Gas Production = 147 Mcf
                   Calculated Water Production = 11593546 Bbls

----------         ====================================       ----------
Calculated                     GRIMES, B.R.                   Production
Oil                       Production Rate vs Time             Oil
Gas                     BBl/Mo or Mcf/Mo vs Months            Gas
Water                            OTO, CO.                     Water
                   TALCO FIELD - FRANKLIN COUNTY, TEXAS
----------         ====================================       ----------

                                     [GRAPH]



                     Reported Oil Production = 331917 Bbls
                       Reported Gas Production = 140 Mcf
                   Calculated Water Production = 6878321 Bbls

----------           ====================================     ----------
Calculated                     HAGANSPORT UNIT                Production
Oil                        Production Rate vs Time            Oil
Gas                       BBl/Mo or Mcf/Mo vs Months          Gas
Water                           RGP PRODUCTION                Water
                     TALCO FIELD - FRANKLIN COUNTY, TEXAS
----------           ====================================     ----------

                                     [GRAPH]



                     Reported Oil Production = 856840 Bbls
                       Reported Gas Production = 172 Mcf
                  Calculated Water Production = 24818523 Bbls

----------    ============================================    ----------
Calculated                     HUDSON # 1                     Production
Oil                      Production Rate vs Time              Oil
Gas                    BBl/Mo or Mcf/Mo vs Months             Gas
Water                       TEXEAST OPERATING                 Water
              MANZIEL (SUB-CLARK.FB A) - WOOD COUNTY, TEX.
----------    ============================================    ----------

                                     [GRAPH]



                      Reported Oil Production = 67584 Bbls
                       Reported Gas Production = 4237 Mcf
                   Calculated Water Production = 130826 Bbls

----------   ============================================     ----------
Calculated                HEDRICK, J.L. #1-A                  Production
Oil                    Production Rate vs Time                Oil
Gas                   BBl/Mo or Mcf/Mo vs Months              Gas
Water                          GULFTEX                        Water
             MITCHELL CREEK FIELD - HOPKINS COUNTY, TEXAS
----------   ============================================     ----------


                                     [GRAPH]



                     Reported Oil Production = 1157052 Bbls
                       Reported Gas Production = 305 Mcf
                  Calculated Water Production = 7904088  Bbls

----------         =================================          ----------
Calculated             HUDSON, J.A. etal UNIT #1              Production
Oil                     Production Rate vs Time               Oil
Gas                    BBl/Mo or Mcf/Mo vs Months             Gas
Water                      TEXEAST OPERATING                  Water
                   MANZIEL FIEL - WOOD COUNTY, TEXAS
----------         =================================          ----------


                                     [GRAPH]



                     Reported Oil Production = 298165  Bbls
                       Reported Gas Production = 3206 Mcf
                   Calculated Water Production = 366957  Bbls

----------         ===================================        ----------
Calculated              HUDSON, M.A. UNIT -A-  #1             Production
Oil                      Production Rate vs Time              Oil
Gas                    BBl/Mo or Mcf/Mo vs Months             Gas
Water                       TEXEAST OPERATING                 Water
                   MANZIEL FIELD -  WOOD COUNTY, TEXAS
----------         ===================================        ----------


                                    [GRAPH]



                     Reported Oil Production = 504327 Bbls
                      Reported Gas Production = 11762 Mcf
                   Calculated Water Production = 941210 Bbls

----------         ==================================         ----------
Calculated                HUDSON, M.A. -B- #2                 Production
Oil                     Production Rate vs Time               Oil
Gas                    BBl/Mo or Mcf/Mo vs Months             Gas
Water                      TEXEAST OPERATING                  Water
                   MANZIEL FIELD - WOOD COUNTY, TEXAS
----------         ==================================         ----------


                                    [GRAPH]



                     Reported Oil Production = 167830 Bbls
                       Reported Gas Production = 7905 Mcf
                   Calculated Water Production = 912510 Bbls

----------        ====================================        ----------
Calculated                   JENNINGS, V.W.                   Production
Oil                     Production Rate vs Time               Oil
Gas                    BBl/Mo or Mcf/Mo vs Months             Gas
Water                           OTO, CO.                      Water
                  TALCO FIELD - FRANKLIN COUNTY, TEXAS
----------        ====================================        ----------


                                    [GRAPH]



                      Reported Oil Production = 34145 Bbls
                       Reported Gas Production = 133 Mcf
                   Calculated Water Production = 875010 Bbls

----------     ===========================================    ----------
Calculated               LAIRD, ROY H. "BLK 122"              Production
Oil                     Production Rate vs Time               Oil
Gas                    BBl/Mo or Mcf/Mo vs Months             Gas
Water                       GULFTEX OPERATING                 Water
               EAST TEXAS (WOODBINE) - GREGG COUNTY, TEXAS
----------     ===========================================    ----------


                                    [GRAPH]



                     Reported Oil Production = 652117 Bbls
                      Reported Gas Production = 19762 Mcf
                   Calculated Water Production = 1932081 Bbls

----------      ========================================      ----------
Calculated                McDADE-CURRY UNIT #1                Production
Oil                     Production Rate vs Time               Oil
Gas                    BBl/Mo or Mcf/Mo vs Months             Gas
Water                     TEXEAST OPERATING CO.               Water
                MERIGALE-PAUL FIELD - WOOD COUNTY, TEXAS
----------      ========================================      ----------


                                    [GRAPH]



                      Reported Oil Production = 30524 Bbls
                       Reported Gas Production = 153 Mcf
                   Calculated Water Production = 154662 Bbls

----------    =============================================   ----------
Calculated                 McELYEA, J.H. #1-A                 Production
Oil                      Production Rate vs Time              Oil
Gas                    BBl/Mo or Mcf/Mo vs Months             Gas
Water                         GULFTEX, INC.                   Water
              MANZIEL (SUB-CLARK FB A) - WOOD COUNTY, TEXAS
----------    =============================================   ----------


                                    [GRAPH]



                     Reported Oil Production = 107512 Bbls
                       Reported Gas Production = 341 Mcf
                   Calculated Water Production = 1056674 Bbls

----------      =======================================       ----------
Calculated                  MOSELEY, W.A. #1                  Production
Oil                     Production Rate vs Time               Oil
Gas                    BBl/Mo or Mcf/Mo vs Months             Gas
Water                      TEXEAST OPERATING                  Water
                 NORMAN PAUL FIELD - WOOD COUNTY, TEXAS
----------      =======================================       ----------


                                    [GRAPH]



                      Reported Oil Production = 24637 Bbls
                        Reported Gas Production = 74 Mcf
                    Calculated Water Production = 14145 Bbls

----------    ============================================    ----------
Calculated                    NOE, H.H. #1                    Production
Oil                     Production Rate vs Time               Oil
Gas                    BBl/Mo or Mcf/Mo vs Months             Gas
Water                        GULFTEX, INC.                    Water
              MANZIEL (SUB-CLARKSVILLE) - WOOD COUNTY, TEX
----------    ============================================    ----------


                                    [GRAPH]



                      Reported Oil Production = 72387 Bbls
                      Reported Gas Production = 22198 Mcf
                    Calculated Water Production = 50309 Bbls

----------     ===========================================    ----------
Calculated                    PROTHRO LEASE                   Production
Oil                      Production Rate vs Time              Oil
Gas                    BBl/Mo or Mcf/Mo vs Months             Gas
Water                       GULFTEX OPERATING                 Water
               EAST TEXAS (WOODBINE) - GREGG COUNTY, TEXAS
----------     ===========================================    ----------


                                    [GRAPH]



                     Reported Oil Production = 401510 Bbls
                       Reported Gas Production = 384 Mcf
                   Calculated Water Production = 795233 Bbls

----------        ============================================        ----------
Calculated                 PLOCHER-RAPPE-TURNER  #1-B                 Production
Oil                         Production Rate vs Time                   Oil
Gas                        BBl/Mo or Mcf/Mo vs Months                 Gas
Water                            GULFTEX, INC.                        Water
                  QUITMAN (SUB-CLARKSVILLE) - WOOD COUNTY, TEX
----------        ============================================        ----------


                                    [GRAPH]



                      Reported Oil Production = 22487 Bbls
                       Reported Gas Production = 2008 Mcf
                   Calculated Water Production = 284940 Bbls

----------         =========================================          ----------
Calculated                   RAPPE-TURNER -1A-  #1                    Production
Oil                         Production Rate vs Time                   Oil
Gas                        BBl/Mo or Mcf/Mo vs Months                 Gas
Water                            RGP PRODUCTION                       Water
                   QUITMAN (EAGLE FORD) - WOOD COUNTY, TEXAS
----------         =========================================          ----------


                                    [GRAPH]



                     Reported Oil Production = 215693 Bbls
                       Reported Gas Production = 3814 Mcf
                   Calculated Water Production = 652308 Bbls

----------        ============================================        ----------
Calculated                      RAPPE-TURNER  #3                      Production
Oil                         Production Rate vs Time                   Oil
Gas                        BBl/Mo or Mcf/Mo vs Months                 Gas
Water                            GULFTEX, INC.                        Water
                  QUITMAN (SUB-CLARKSVILLE) - WOOD COUNTY, TEX
----------        ============================================        ----------


                                    [GRAPH]



                      Reported Oil Production = 50050 Bbls
                       Reported Gas Production = 7358 Mcf
                   Calculated Water Production = 186535 Bbls

----------            ===================================             ----------
Calculated                 REPUBLIC INSURANCE CO. #3                  Production
Oil                         Production Rate vs Time                   Oil
Gas                        BBl/Mo or Mcf/Mo vs Months                 Gas
Water                           RGP PRODUCTION                        Water
                      QUITMAN (DERR) - WOOD COUNTY, TEXAS
----------            ===================================             ----------


                                    [GRAPH]



                      Reported Oil Production = 87870 Bbls
                       Reported Gas Production = 9703 Mcf
                    Calculated Water Production = 6075 Bbls

----------         ==========================================         ----------
Calculated                      TURNER, RAPPE #1                      Production
Oil                         Production Rate vs Time                   Oil
Gas                        BBl/Mo or Mcf/Mo vs Months                 Gas
Water                           GULFTEX OPERATING                     Water
                   QUITMAN N.W. (PALUXY) - WOOD COUNTY, TEXAS
----------         ==========================================         ----------


                                    [GRAPH]



                     Reported Oil Production = 245995 Bbls
                      Reported Gas Production = 36053 Mcf
                   Calculated Water Production = 779771 Bbls

----------        ===========================================         ----------
Calculated                       WATTS, J.L. #1                       Production
Oil                         Production Rate vs Time                   Oil
Gas                        BBl/Mo or Mcf/Mo vs Months                 Gas
Water                            GULFTEX, INC.                        Water
                  MITCHELL CREEK FIELD - FRANKLIN COUNTY, TEX
----------        ===========================================         ----------


                                    [GRAPH]



                      Reported Oil Production = 49866 Bbls
                       Reported Gas Production = 127 Mcf
                   Calculated Water Production = 499447 Bbls

                                     [MAP]




                              OIL & GAS FIELD MAP
                              FOR EAST TEXAS BASIN
                                 AS OF MAY 1972
                      WITH TBX RESOURCES PRINCIPAL LEASES
                            IN THE VARIOUS FIELDS OF

     EAST TEXAS FIELD, Gregg, Rusk, Upshur, Smith, Cherokee Counties, Texas  117



                                     [MAP]



                              TBX RESOURCES, INC.
                       GEOLOGY ON EAST TEXAS FIELD LEASES
                     ROY H. LAIRD/BLOCK 122, J.T. FLORENCE
                   AND PROTHRO LEASES WITHIN CITY OF KILGORE
                      FROM PUB 5116 BUREAU OF ECON GEOLOGY
                                 UNIV. OF TEXAS

                              TBX RESOURCES, INC.
                               GEOLOGICAL COLUMN
                         FOR THE EAST TEXAS BASIN WITH
                      PRINCIPAL OIL AND GAS FORMATIONS ON
                              TBX RESOURCES LEASES

                                     [MAP]

                                     [MAP]




                              TBX RESOURCES, INC.
                      OIL LEASES WITHIN N.E. BETHANY FIELD
                              PANOLA COUNTY, TEXAS
                      FROM PUBLISHED MAPS BY GEOMAP, INC.
                 STRUCTURAL MAP ON BASE OF FERRY LAKE ANHYDRITE
                            SCALE: 1 INCH=4,000 FEET

                                     [MAP]



                               TBX RESOURCES INC.
                                 DALLAS, TEXAS

                               N.E. BETHANY FIELD
                              PANOLA COUNTY, TEXAS

                                     [MAP]



                              TBX RESOURCES, INC.
                     Oil Leases within larger Manziel Field
                               Wood County, Texas
                      From published maps by Geomap, Inc.
                 Structural Map on Base of Ferry Lake Anhydrite
                                  [ILLEGIBLE]

                                     [MAP]


                              TBX RESOURCES, INC.
                              MANZIEL FIELD LEASES
                               WOOD COUNTY, TEXAS
                           J.H. McELYEA LEASE, 40 AC.
                             H.H. NOE LEASE, 38 AC.
                   M.A. HUDSON UNIT 'A', M.A. HUDSON UNIT 'B'
                     M.A. HUDSON ET AL, MANZIEL SWD SYSTEM,
                              HUDSON WELL 1 LEASES

                                     [MAP]


                              TBX RESOURCES, INC.
                         M.A. HUDSON ET AL UNIT LEASES
                            MANZIEL FIELD, WOOD CO.

                                     [MAP]



                              TBX RESOURCES, INC.
                            M.A. HUDSON ET UX LEASE

                            SAM BURCH SURVEY A-27 &
                              G.W. SMITH SUR. A-7

                                  WOOD COUNTY
                                     TEXAS

                                     [MAP]



(3 Miles South of Quitman, Texas)

                                             TBX RESOURCES, INC.

                                          WELL LOCATION PLAT
I certify that the data as
presented on this plat is           PREVIOUS
true, correct, and complete,        OPERATOR:   R. McKay Moore
to the best of my knowledge.                 -------------------

/s/ R. McKAY MOORE                  WELL: McDade-Curry Unit Well No. 1
---------------------------              -----------------------------
R. McKay Moore
                                         330' FNL & 330' FWL OF 10 Ac. Unit
October 12, 1981                          Scales: 105' FWL & 1070' FSL of
---------------------------
Date                                         D. FERGUSON SURVEY, A-205

                                                 WOOD COUNTY, TEXAS

                                           SCALE:  1 inch = 1,000 feet

                                     [MAP]



                              TBX RESOURCES, INC.
                      Oil Leases within larger Talco Field
                      Hagansport Unit, Franklin Co., Texas
                      From published maps by Geomap, Inc.
                   Structural Map on top of Paluxy Fm. Marker

                                     [MAP]



                              TBX RESOURCES, INC.
                     Oil Leases within Mitchell Creek Field
                     J.L. Hedrick lease, Hopkins Co., Texas
                     J.L. Watts lease, Franklin Co., Texas

                                     [MAP]


                              TBX RESOURCES, INC.
                          MITCHELL CREEK FIELD LEASES
                      J.L. HEDRICK LEASE IN HOPKINS COUNTY
                      J.L. WATTS LEASE IN FRANKLIN COUNTY

                                     [MAP]


I, M.L. Reed, being first duly sworn on
oath, state that I have knowledge of the facts and matter herein set forth and that the same are true and correct.

Name  M.L. Reed       Title Divn. Expl. Engr.
    ---------------        ----------------------
subscribed and sworn to before me this 22nd day
July, 1957.

   Notary Public Gregg County, Texas             TBX RESOURCES, INC.
                 -----                               R.R.C. 00965
   /s/ C.G. CALAWAY C.G. Calaway                  MITCHEL CREEK FIELD
   ----------------                               HOPKINS CO., TEXAS
   Address Box 32, Kilgore, Texas                    Plat Showing
           ----------------------                    Location of
                                               Shell-J.L. Hedrick Lease

                                     [MAP]



                              TBX RESOURCES, INC.
                             SABIO OIL & GAS, INC.
                                J.L. WATTS NO. 1

                      BEING 1590 FEET SOUTH OF THE N.B.L.
                    AND 2255 FEET WEST OF THE E.B.L. OF THE
                      GEORGE B. HALYARD SURVEY, ABST. 660,
                             FRANKLIN COUNTY, TEXAS

                                                       Filed R.R.C. of Texas
                                                       March 29, 1992

                                     [MAP]


                              TBX RESOURCES, INC.
                     Oil Leases within larger Quitman Field
                               Wood County, Texas
                      From published maps by Geomap, Inc.
                 Structural Map on Base of Feery Lake Anhydrite
                           Scale: 1 inch = 2,000 feet

                                     [MAP]




REPUBLIC INSURANCE CO. LEASE 33 AC.          TBX RESOURCES, INC.
IN HAZARD ANDERSON SURV. (A-10)              QUITMAN (DERR) FIELD
A MILE NORTH OF QUITMAN, TEXAS               WOOD COUNTY, TEXAS
                                             REPUBLIC INSURANCE CO.
                                                 LEASE, WELL #3
                                             Scale: 1 INCH = 2,000 Feet

                                     [MAP]

                              TBX RESOURCES, INC.
                          REPUBLIC INSURANCE CO. LEASE

                                WOOD CO., TEXAS
                         HAZARD ANDERSON SURVEY (A-10)

                                     [MAP]



                              TBX RESOURCES, INC.
                                 QUITMAN FIELD

                               WOOD COUNTY, TEXAS
                        STRUCTURE: BASE OF AUSTIN CHALK

                                     [MAP]


                              TBX RESOURCES, INC.
                                "QUITMAN FIELD"

                          HAZARD ANDERSON SURVEY, A-10
                         Plocher-Rappe-Turner, Well 1-B
                             Rappe-Turner, Well 1-A
                           Rappe-Turner, Well 3 S.W.D

                                     [MAP]


                              TBX RESOURCES, INC.
                               J.L. JACOBS LEASE
                               WOOD COUNTY, TEXAS

                                     [MAP]



                              TBX RESOURCES, INC.

                               WELL LOCATION PLAT

                  PREVIOUS OPERATOR -- GIBSON DRILLING COMPANY

                                      J.L. Jacobs No. 1 Well
                                      --------------------------
                                      Wm. Caison Survey A-123
                                      Wood County, Texas

                                     [MAP]



                              TBX RESOURCES, INC.
                              GREGG COUNTY, TEXAS
                             "EAST TEXAS OIL FIELD"

                         WITHIN CITY OF KILGORE, TEXAS
                          MARY VAN WINKLE SURVEY A-208
         CITY LOT 122                        ROY H. LAIRD/BLK/122 LEASE
         PROTHO LEASE, BEING 1 AC. BEGINNING OF
         NW/C OF L.P. GRIFFIN LAND, CITY OF KILGORE
         [ILLEGIBLE]

                                     [MAP]

                              TBX RESOURCES, INC.
                              GREGG COUNTY, TEXAS
                             "EAST TEXAS OIL FIELD"
                         WITHIN CITY OF KILGORE, TEXAS
                          MARY VAN WINKLE SURVEY A-208
                   ROY H. LAIRD / BLOCK 122 LEASE (RRC 06509)
                        J.T. FLORENCE LEASE (RRC 06669)